UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23574

Exact name of registrant as specified in charter:	PGIM Short Duration High Yield Opportunities Fund.

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	07/31/2025

Date of reporting period:	07/31/2025

Item 1 – Reports to Stockholders

(a)	Report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

PGIM FIXED INCOME CLOSED-END FUNDS

PGIM GLOBAL HIGH YIELD FUND, INC.

PGIM HIGH YIELD BOND FUND, INC.

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

ANNUAL REPORT

JULY 31, 2025

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM is a Prudential Financial Company. © 2025 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Fixed Income Closed-End Funds informative and useful. The report covers performance for the 12-month period that ended July 31, 2025.

Financial markets rallied and the global economy remained resilient throughout the period as inflation cooled and recession fears faded. Employers continued hiring, consumers continued spending, and home prices maintained their upward trajectory.

With inflation falling, the US Federal Reserve (the Fed) began reducing the federal funds rate, implementing a 50-basis-point cut in September and two additional 25-basis-point cuts in November and December. Investor enthusiasm for artificial intelligence-related stocks drove equity markets to record highs during the period. For the entire period, equities in both US and international markets posted gains.

Bond markets generally produced solid returns, as the interest income from holding bonds more than offset the minimal impact of largely unchanged yield levels. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering a broad spectrum of asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 16th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President and Principal Executive Officer

PGIM Fixed Income Closed-End Funds

September 16, 2025

PGIM Fixed Income Closed-End Funds 3

PGIM Global High Yield Fund, Inc.

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments.

Investment Objective

The Fund seeks to provide a high level of current income.

Price Per Share as of 7/31/2025
$13.18 Net Asset Value (NAV)

$13.11 Market Price

	Average Annual Total Returns as of 7/31/2025

	One Year (%)	Five Years (%)	Ten Years (%)
Net Asset Value (NAV)	11.03	6.07	5.80
Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index
	10.58	5.27	5.48

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Key Fund Statistics as of 7/31/2025

Duration	4.6 years	Average Maturity	5.8 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the bonds in the Fund’s portfolio.

4 Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2015) and the account values at the end of the current fiscal year (July 31, 2025), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Fixed Income Closed-End Funds 5

PGIM Global High Yield Fund, Inc.

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 7/31/2025 (%)

AA	2.5

BBB	2.4

BB	40.7

B	39.4

CCC	12.8

CC	1.3

D	0.6

Not Rated	0.1

Cash/Cash Equivalents	0.2

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distribution Rate and Dividends as of 7/31/2025

Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Distribution Rate at Market Price as of 7/31/2025

$1.26	$0.105	9.61%

Distribution Rate at Market Price is the annualized rate determined by dividing the current monthly dividend paid per share by the market price per share as of July 31, 2025.

6 Visit our website at pgim.com/investments

Strategy and Performance Overview* (unaudited)

PGIM Global High Yield Fund, Inc.

How did the Fund perform?

The PGIM Global High Yield Fund, Inc.’s shares returned 16.56% based on market price and 11.03% based on net asset value (NAV) in the 12-month reporting period that ended July 31, 2025. For the same period, the Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index (the Index) returned 10.58%.

What were the market conditions?

●

Global high yield bonds posted gains over the reporting period, as generally solid corporate earnings and supportive technicals held firm overall against a challenging environment marked by the 2024 US election cycle, geopolitical and US-driven trade tensions on multiple fronts, and elevated inflation. In addition, despite macro uncertainty and tight financial conditions, the US high yield market continued to grow in 2025.

●

Spreads on the Bloomberg Global High Yield Bond Index tightened 86 basis points (bps) to 307 bps at the end of the reporting period. (One basis point equals 0.01%.) Meanwhile, the credit ratings profile of the US high yield market remained strong by historical standards, and balance sheets for high yield issuers generally were solid. In Europe, fundamentals diverged as companies with stronger balance sheets delivered improved credit metrics, while lower-rated companies with weaker balance sheets struggled.

●

Despite heavy outflows in early April following the US tariffs announcement, retail US high yield bond funds saw $11.6 billion flowing into the asset class during first seven months of 2025. A similar pattern was seen in European high yield funds, which posted €5.9 billion of inflows through the first seven months of 2025, despite a large dip in April.

●

Technicals were also supported by steady but subdued primary activity, heavily skewed toward refinancing activity. After totaling $288.8 billion in 2024, high yield gross issuance totaled $183 billion through the first seven months of 2025, or $48.5 billion excluding refinancing activity. In Europe, high yield gross issuance totaled €108 billion through the first seven months of 2025, while net issuance was €25 billion.

●

By quality, all credit tiers posted positive returns over the reporting period, with CCC-rated credits outperforming their B-rated and BB-rated peers. Meanwhile, the par-weighted US high yield default rate, including distressed exchanges, ended the reporting period at 1.37%, which was below its long-term historical average and down 10 bps from the end of 2024, according to J.P. Morgan.

PGIM Fixed Income Closed-End Funds 7

Strategy and Performance Overview* (continued)

●

Emerging market high yield corporate spreads tightened while high yield sovereign spreads widened amid waning headwinds from inflation, monetary policy, slowing Chinese growth, and US dollar strength. Part of the high yield sovereign spread widening was due, in part, to the re-inclusion of Venezuela in the benchmark index in 2024.

What worked?

●

Having more beta in the Fund, on average, over the reporting period than the Index was the largest contributor to the Fund’s performance during the reporting period. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

●	Overall security selection contributed to performance, with selection in retailers & restaurants, foreign non-corporates, and electric & water contributing most to performance.

●

In individual security selection, the Fund’s overweights relative to the Index in Bausch Health Companies, Inc. (health care & pharmaceutical) and Heritage Power LLC (electric utilities), and Digicel Investments Ltd. (telecom), were among the largest contributors to performance.

●

Overall sector allocation also contributed to performance, with overweights relative to the Index in the emerging-market high yield and British Pound Sterling (GBP) bank loan sectors, along with an underweight relative to the Index in the US investment-grade sector, contributing the most.

●

While overall industry allocation detracted from performance during the reporting period, overweights relative to the Index in cable & satellite and retailers & restaurants, and a neutral weighting to brokerage & asset managers contributed to performance.

What didn’t work?

●	Industry allocation detracted the most from performance, with overweights relative to the Index in telecom, chemicals, and foreign non-corporates detracting the most.

●

While overall security selection contributed to the Fund’s performance during the reporting period, selection in chemicals, consumer non-cyclicals, and building materials & home improvement detracted the most.

●

In individual security selection, the Fund’s overweights relative to the Index in Venator Materials, PLC (chemicals), TalkTalk Telecom Group LTD (telecom), and Cornerstone Chemical Co. (chemicals) were the largest detractors from performance.

●	While overall sector allocation contributed to performance, overweights relative to the Index in the US high yield corporate, US bank loans, and European bank loans sectors detracted from performance.

8 Visit our website at pgim.com/investments

How did the Fund’s borrowing (leverage) strategy affect its performance and distributions?

The Fund’s use of leverage contributed to results during the reporting period as the returns of the securities purchased exceeded the cost of borrowing. At the end of the reporting period, the Fund had borrowed $100 million and was about 15.6% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was about 19.3%.

What was the impact of the Fund’s distribution policy?

The Fund’s level distribution policy is utilized to maintain a relatively stable level of distributions to shareholders. This policy may reduce the Fund’s NAV. However, PGIM Investments believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. For the fiscal year ended July 31, 2025, the tax character of dividends paid includes an ordinary income distribution of $35,642,453 and a tax return of capital distribution of $15,930,862 or 31% of the total distribution of $51,573,315, which had no material impact on the NAV during the reporting period.

Did the Fund use derivatives?

During the reporting period, derivatives in the form of forward currency exchange contracts were used to hedge against the Fund’s positions that were not denominated in US dollars. Such derivatives are used in an attempt to mitigate the impact to the Fund from fluctuating currencies outside the US dollar and had a negative impact on performance. The Fund held positions in credit default swaps, total return swaps (TRS), and futures to hedge credit risk and help manage its overall beta. Overall, the use of TRS and futures contributed to performance for the reporting period.

Current outlook

●

While spreads have compressed to near-historic levels, they may continue to grind tighter through the summer on solid technicals and a sound credit environment. Although tail risks abound from US fiscal and trade policies, as well as geopolitical tensions on multiple fronts, the domestic exposure of high yield issuers generally helps cushion them from global disruptions. Overall sector allocation also contributed to performance, with overweights relative to the Index in the emerging-market high yield, AAA collateralized loan obligation, and US investment-grade corporate bond sectors contributing the most. PGIM Fixed Income remains overweight short-duration bonds and is reducing the Fund’s underweight to high-quality issues.

●	The market’s improving credit quality also warrants mentioning, as BBs comprise more than half of the market compared to 40% as of 2004. Furthermore, the potential

PGIM Fixed Income Closed-End Funds 9

Strategy and Performance Overview* (continued)

for a Federal Reserve “put” remains in play should economic data deteriorate. However, rate cuts could lag economic conditions if inflation drifts higher from still-elevated levels.

●

PGIM Fixed Income expects the strong technical environment to persist amid light new issuance, manageable maturities, attractive yields, and defensively positioned active managers. Although 2025’s first quarter net supply deficit swung to a surplus in the second quarter, primary market activity is expected to remain light as issuers continue to demonstrate balance-sheet prudence.

●

Looking at industries, the Fund’s overweight building materials & home construction, telecom, and retailers & restaurants, and underweight technology, consumer non-cyclical, and media & entertainment. Recent risk reductions (but still overweight) have included positions in telecom, building materials & home construction, and cable & satellite. The Fund is also adding risk in midstream energy, as well as reducing an underweight to technology.

●

PGIM Fixed Income expects European high yield bonds to remain resilient in the third quarter of 2025, supported by limited net new supply and persistent inflows. While macro risks remain elevated, geopolitical tensions and tariff impacts have eased, providing a more supportive backdrop for spreads to grind tighter this quarter. Although cautiously constructive and running risk above market levels, the Fund remains generally underweight cyclical, consumer discretionary, and tariff-impacted businesses. PGIM Fixed Income believes careful credit selection and a focus on idiosyncratic relative value opportunities will continue to be rewarded.

●

While leverage has picked up in emerging-market corporates, fundamentals remain resilient, and PGIM Fixed Income expects emerging-market corporate high yield defaults to remain below the ~4% historical average. In addition, the recent weakness in the US dollar improves emerging-market corporates’ ability to service their US dollar-denominated bonds amid a general loosening in local financial conditions.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Benchmark Definition

Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index—The Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index (the Index) is an unmanaged index which covers the universe of non-investment-grade debt in the United States, developed markets and emerging markets. Issuers are capped at 2% of the Index.

Investors cannot invest directly in an index.

Looking for additional information?

The Fund is traded on the New York Stock Exchange (NYSE) under the symbol “GHY,” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XGHYX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgim.com/investments.

PGIM Fixed Income Closed-End Funds 11

PGIM High Yield Bond Fund, Inc.

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments.

Investment Objective

The Fund seeks to provide a high level of current income.

Price per Share as of 7/31/2025

$14.11 Net Asset Value (NAV)

$14.34 Market Price

	Average Annual Total Returns as of 7/31/2025

	One Year (%)	Five Years (%)	Ten Years (%)
Net Asset Value (NAV)	10.30	6.27	5.95
Bloomberg US Corporate High Yield 1% Issuer Capped Index

	8.65	5.13	5.42

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Key Fund Statistics as of 7/31/2025

Duration	3.8 years	Average Maturity	5.3 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the bonds in the Fund’s portfolio.

12 Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Bloomberg US Corporate High Yield 1% Issuer Capped Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2015) and the account values at the end of the current fiscal year (July 31, 2025), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Fixed Income Closed-End Funds 13

PGIM High Yield Bond Fund, Inc.

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 7/31/2025 (%)

AAA	3.3

A	0.1

BBB	4.2

BB	46.5

B	25.9

CCC	12.1

Not Rated	8.4

Cash/Cash Equivalents	(0.5)

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distribution Rate and Dividends as of 7/31/2025

Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Distribution Rate at Market Price as of 7/31/2025

$1.26	$0.105	8.79%

Distribution Rate at market price is the annualized rate determined by dividing the current monthly dividend paid per share by the market price per share as of July 31, 2025.

14 Visit our website at pgim.com/investments

Strategy and Performance Overview* (unaudited)

PGIM High Yield Bond Fund, Inc.

How did the Fund perform?

The PGIM High Yield Bond Fund, Inc.’s shares returned 15.97% based on market price and 10.30% based on net asset value (NAV) in the 12-month reporting period that ended July 31, 2025. For the same period, the Bloomberg US Corporate High Yield 1% Issuer Capped Index (the Index) returned 8.65%.

What were the market conditions?

●

US high yield bonds posted gains over the reporting period, as overall solid corporate earnings and resilient market technicals held firm against a challenging environment marked by the 2024 US election cycle, geopolitical tensions on multiple fronts, a broad-based increase in US tariffs, and elevated inflation. In addition, despite macro uncertainty and tight financial conditions, the high yield market continued to grow in 2025.

●

Spreads on the Bloomberg US Corporate High Yield Bond Index tightened 36 basis points (bps) to 278 bps at the end of the reporting period. (One basis point equals 0.01%.) Meanwhile, corporate balance sheets generally remained solid, and the US high yield market was at historically high levels in terms of credit quality.

●

Despite heavy outflows in early April following the US tariffs announcement, retail US high yield bond funds saw $11.6 billion flowing into the asset class during the first seven months of 2025. After totaling $288.8 billion in 2024, high yield gross issuance totaled $183 billion through the first seven months of 2025, or $48.5 billion excluding refinancing activity.

●

By quality, all credit tiers posted positive returns over the reporting period, with CCC-rated credits outperforming their B-rated and BB-rated peers. Meanwhile, the par-weighted US high yield default rate, including distressed exchanges, ended the reporting period at 1.37%, which was below its long-term historical average and down 10 bps from the end of 2024, according to J.P. Morgan.

What worked?

●

Having more beta in the Fund, on average, over the reporting period than the Index was the largest contributor to the Fund’s performance during the reporting period. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

●	Overall security selection contributed to performance, with selection in health care & pharmaceutical, electric & water, and cable & satellite contributing the most.

●

In individual security selection, the Fund’s overweights relative to the Index in Digicel Investments LTD (telecom), EchoStar Corp. (cable & satellite), and Bausch Health Companies, Inc. (health care & pharmaceutical) contributed to performance.

PGIM Fixed Income Closed-End Funds 15

Strategy and Performance Overview* (continued)

•

Overall sector allocation also contributed to performance, with overweights relative to the Index in the emerging-market high yield, AAA collateralized loan obligation, and US investment-grade corporate bond sectors contributing the most.

•	While overall industry allocation detracted from performance, overweights relative to the Index in cable & satellite and telecom, and an underweight to downstream energy contributed to performance.

What didn’t work?

•

Overall industry allocation detracted from performance, with overweights relative to the Index in health care & pharmaceutical and building materials & home construction, and an underweight to technology detracting the most.

•	While overall security selection contributed to the Fund’s performance during the reporting period, selection in chemicals, consumer non-cyclicals, and metals & mining detracted.

•

In individual security selection, overweights relative to the Index in Venator Materials, PLC (chemicals) and Sinclair, Inc. (media & entertainment), and an underweight to Commscope Holdings Co. (technology) detracted from performance.

•	While overall sector allocation contributed, overweights relative to the Index in the US high yield corporate and US bank loan sectors detracted from the Fund’s performance.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund’s use of leverage contributed to results during the reporting period as the returns of the securities purchased exceeded the cost of borrowing. The Fund did not have any borrowing at the end of the reporting period. During the reporting period, the average amount of leverage utilized by the Fund was about 20.2%.

What was the impact of the Fund’s distribution policy?

The Fund’s level distribution policy is utilized to maintain a relatively stable level of distributions to shareholders. This policy may reduce the Fund’s NAV. However, PGIM Investments believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. For the fiscal year ended July 31, 2025, the tax character of dividends paid included an ordinary income distribution of $32,836,200 and a tax return of capital distribution of $9,079,951, or 22% of the total distribution of $41,916,151, which had no material impact on the NAV during the reporting period.

16 Visit our website at pgim.com/investments

Did the Fund use derivatives?

During the reporting period, the Fund held positions in total return swaps, credit default swaps and financial futures to help hedge credit risk and manage its overall beta. In aggregate, these positions contributed to performance over the reporting period.

Current outlook

●

While spreads compressed to near-historic tights by the end of the reporting period, they may continue to grind tighter through the summer on solid technicals and a sound credit environment. Although tail risks abound from US fiscal and trade policies, as well as geopolitical tensions on multiple fronts, the domestic exposure of high yield issuers generally helps cushion them from global disruptions. The Fund remains overweight short-duration bonds, and is reducing its underweight to high-quality issues.

●

The market’s improving credit quality also warrants mentioning, as BBs comprise more than half of the market compared to 40% as of 2004. Furthermore, the potential for a Federal Reserve “put” remains in play should economic data deteriorate. However, rate cuts could lag economic conditions if inflation drifts higher from still-elevated levels.

●

PGIM Fixed Income expects the strong technical environment to persist amid light new issuance, manageable maturities, attractive yields, and defensively positioned active managers. Although 2025’s first quarter net supply deficit swung to a surplus in the second quarter, primary market activity is expected to remain light as issuers continue to demonstrate balance-sheet prudence.

●

Looking at industries, the Fund is overweight home construction, telecom, and midstream energy, and underweight technology, media & entertainment, and retailers & restaurants. Recent risk reductions (but still overweight) have included positions in telecom, building materials & home construction, and cable & satellite. The Fund is also adding risk in midstream energy as well as reducing an underweight to technology.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Fixed Income Closed-End Funds 17

Strategy and Performance Overview* (continued)

Benchmark Definition

Bloomberg US Corporate High Yield 1% Issuer Capped Index—The Bloomberg US Corporate High Yield 1% Issuer Capped Index (the Index) is an unmanaged index which covers the universe of US dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Investors cannot invest directly in an index.

Looking for additional information?

The Fund is traded on the New York Stock Exchange (NYSE) under the symbol “ISD” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XISDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgim.com/investments.

18 Visit our website at pgim.com/investments

PGIM Short Duration High Yield Opportunities Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments.

Investment Objective

The Fund’s investment objective is to provide total return, through a combination of current income and capital appreciation.

Price per Share as of 7/31/2025

$17.81 Net Asset Value (NAV)

$16.69 Market Price

	Average Annual Total Returns as of 7/31/2025

	One Year (%)	Since Inception (%)

Net Asset Value (NAV)	8.98	4.71 (11/25/2020)

Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index

	7.45	5.03

Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Key Fund Statistics as of 7/31/2025

Duration	2.8 years	Average Maturity	3.3 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the bonds in the Fund’s portfolio.

PGIM Fixed Income Closed-End Funds 19

PGIM Short Duration High Yield Opportunities Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index by portraying the initial account values at the commencement of operations (November 25, 2020) and the account values at the end of the current fiscal year (July 31, 2025), as measured on a quarterly basis. The Fund assumes an initial investment on November 25, 2020, while the benchmark and the Index assume that the initial investment occurred on November 30, 2020. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

20 Visit our website at pgim.com/investments

Credit Quality expressed as a percentage of total investments as of 7/31/2025 (%)

AAA	4.0

BBB	5.0

BB	52.5

B	26.4

CCC	5.3

Not Rated	5.8

Cash/Cash Equivalents	1.0

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distribution Rate and Dividends as of 7/31/2025

Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Distribution Rate at Market Price as of 7/31/2025

$1.30	$0.108	7.77%

Distribution Rate at market price is the annualized rate determined by dividing the current monthly dividend paid per share by the market price per share as of July 31, 2025.

PGIM Fixed Income Closed-End Funds 21

Strategy and Performance Overview* (unaudited)

PGIM Short Duration High Yield Opportunities Fund

How did the Fund perform?

The PGIM Short Duration High Yield Opportunities Fund’s shares returned 14.89% based on market price and 8.98% based on net asset value (NAV) in the 12-month reporting period that ended July 31, 2025. For the same period, the Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index (the Index) returned 7.45%.

What were the market conditions?

•

US high yield bonds posted gains over the reporting period, as overall solid corporate earnings and resilient market technicals held firm against a challenging environment marked by the 2024 US election cycle, geopolitical tensions on multiple fronts, a broad-based increase in US tariffs, and elevated inflation. In addition, despite macro uncertainty and tight financial conditions, the high yield market continued to grow in 2025.

•

Spreads on the Bloomberg US Corporate High Yield Bond Index tightened 36 basis points (bps) to 278 bps at the end of the reporting period (one basis point equals 0.01%). Meanwhile, corporate balance sheets remained solid, and the US high yield market was at historically high levels in terms of credit quality.

•

Despite heavy outflows in early April following the US tariffs announcement, retail US high yield bond fund flows ended the reporting period net positive, with $11.6 billion flowing into the asset class during the first seven months of 2025. After totaling $288.8 billion in 2024, high yield gross issuance totaled $183 billion through the first seven months of 2025, or $48.5 billion excluding refinancing activity.

•

By quality, all credit tiers posted positive returns over the reporting period, with CCC-rated credits outperforming their B-rated and BB-rated peers. Meanwhile, the par-weighted US high yield default rate, including distressed exchanges, ended the reporting period at 1.37%, which was below its long-term historical average and down 10 bps from the end of 2024, according to J.P. Morgan.

What worked?

•

Having more beta in the Fund, on average, over the reporting period than the Index was a contributor to the Fund’s performance during the reporting period. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

•	Overall security selection contributed the most to performance, with selection in electric & water, cable & satellite, and health care & pharmaceutical contributing the most.

•

In individual security selection, the Fund’s overweights relative to the Index in Heritage Power, LLC (electric utilities) and EchoStar Corp. (cable & satellite), and an underweight to New Fortress Energy, Inc. (midstream energy) contributed to returns.

22 Visit our website at pgim.com/investments

•

Overall sector allocation contributed to performance, with overweights relative to the Index in the US high yield corporate, emerging-market high yield corporate, and AAA collateralized loan obligation sectors contributing to performance.

•

Overall industry allocation contributed to performance, with—relative to the Index—an overweight to telecom, and underweights to midstream energy and retailers & restaurants contributing to performance.

What didn’t work?

•

In individual security selection, the Fund’s overweights relative to the Index in Venator Materials PLC (chemicals), B&G Foods, Inc. (consumer non-cyclical), and PM General Purchaser (automotive) detracted from performance.

•

While overall industry allocation contributed to performance, relative to the Index, an overweight to building materials & home construction, and underweights to consumer non-cyclicals and media & entertainment, detracted from performance.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund’s use of leverage contributed to results during the reporting period as the returns of the securities purchased exceeded the cost of borrowing. The Fund did not have any borrowing at the end of the reporting period. During the reporting period, the average amount of leverage utilized by the Fund was about 20.9%.

What was the impact of the Fund’s distribution policy?

The Fund’s level distribution policy is utilized to maintain a relatively stable level of distributions to shareholders. This policy has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, PGIM Investments believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. For the period ended July 31, 2025, the tax character of dividends paid included an ordinary income distribution of $26,462,891 and a tax return of capital distribution of $5,513,390 or 17% of the total distribution of $31,976,281, which had no material impact on the NAV during the reporting period.

Did the Fund use derivatives?

During the reporting period, the Fund held positions in a credit default swap index, total return swaps, and interest rate futures in an effort to hedge credit risk and manage its overall beta. In aggregate, these positions contributed to performance during the reporting period.

Current outlook

•

While spreads compressed to near-historic levels by the end of the reporting period, they may continue to grind tighter through the summer on solid technicals and a sound credit environment. Although tail risks abound from US fiscal and trade

PGIM Fixed Income Closed-End Funds 23

Strategy and Performance Overview* (continued)

policies, as well as geopolitical tensions on multiple fronts, the domestic exposure of high yield issuers generally helps cushion them from global disruptions. The Fund remains overweight short-duration bonds and is reducing its underweight to high-quality issues.

•

The market’s improving credit quality also warrants mentioning, as BBs comprise more than half of the market compared to 40% as of 2004. Furthermore, the potential for a Federal Reserve “put” remains in play should economic data deteriorate. However, rate cuts could lag economic conditions if inflation drifts higher from still-elevated levels.

•

PGIM Fixed Income expects the strong technical environment to persist amid light new issuance, manageable maturities, attractive yields, and defensively positioned active managers. Although 2025’s first quarter net supply deficit swung to a surplus in the second quarter, primary market activity is expected to remain light as issuers continue to demonstrate balance-sheet prudence.

•

Looking at industries, The Fund is overweight home construction and telecom, and underweight technology, media & entertainment, and midstream energy. Recent risk reductions (but still overweight) have included positions in telecom, building materials & home construction, and cable & satellite. The Fund is also adding risk in midstream energy as well as reducing an underweight to technology.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

24 Visit our website at pgim.com/investments

Benchmark Definition

Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index—The Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index (the Index) is an unmanaged index which covers the universe of non-investment-grade debt in the United States, developed markets and emerging markets. Issuers are capped at 1% of the Index.

Investors cannot invest directly in an index.

Looking for additional information?

The Fund is traded on the New York Stock Exchange (NYSE) under the symbol “SDHY” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XSDHX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgim.com/investments.

PGIM Fixed Income Closed-End Funds 25

Glossary

The following abbreviations are used in the Funds’ descriptions:

EUR—Euro

GBP—British Pound

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

BARC—Barclays Bank PLC

BNP—BNP Paribas S.A.

BNY—Bank of New York Mellon

CDX—Credit Derivative Index

CGM—Citigroup Global Markets, Inc.

CITI—Citibank, N.A.

CLO—Collateralized Loan Obligation

CPI—Consumer Price Index

CVR—Contingent Value Rights

DAC—Designated Activity Company

EMTN—Euro Medium Term Note

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

GMTN—Global Medium Term Note

GSI—Goldman Sachs International

HSBC—HSBC Bank PLC

iBoxx—Bond Market Indices

JPM—JPMorgan Chase Bank N.A.

JPS—J.P. Morgan Securities LLC

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

MSI—Morgan Stanley & Co. International PLC

MTN—Medium Term Note

N/A—Not Applicable

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

SSB—State Street Bank & Trust Company

T—Swap payment upon termination

Glossary (continued)

TD—The Toronto-Dominion Bank

PGIM Global High Yield Fund, Inc.

Schedule of Investments

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 115.5%

ASSET-BACKED SECURITIES 0.7%

Cayman Islands

Atlas Static Senior Loan Fund Ltd.,
Series 2022-01A, Class AR, 144A, 3 Month
SOFR + 1.750% (Cap N/A, Floor 1.750%)	6.068%(c)	07/15/30	699	$699,245

Carlyle Global Market Strategies CLO Ltd.,
Series 2014-01A, Class A1R2, 144A, 3 Month
SOFR + 1.232% (Cap N/A, Floor 0.970%)	5.554(c)	04/17/31	337	337,226

Madison Park Funding Ltd.,
Series 2015-18A, Class ARR, 144A, 3 Month
SOFR + 1.202% (Cap N/A, Floor 0.940%)	5.527(c)	10/21/30	2,390	2,390,551

Voya CLO Ltd.,
Series 2013-02A, Class A1R, 144A, 3 Month
SOFR + 1.232% (Cap N/A, Floor 0.970%)	5.550(c)	04/25/31	267	267,581

TOTAL ASSET-BACKED SECURITIES (cost $3,671,854)				3,694,603

CORPORATE BONDS 85.5%

Angola 0.2%

Azule Energy Finance PLC,
Gtd. Notes, 144A (aa)	8.125	01/23/30	1,000	1,004,400

Argentina 1.1%

Pan American Energy LLC,
Gtd. Notes, 144A	8.500	04/30/32	1,850	1,988,177

Telecom Argentina SA,
Sr. Unsec’d. Notes, 144A	9.250	05/28/33	750	770,625
Sr. Unsec’d. Notes, 144A	9.500	07/18/31	265	278,215

Transportadora de Gas del Sur SA,
Sr. Unsec’d. Notes, 144A	8.500	07/24/31	500	527,190

YPF SA,
Sr. Sec’d. Notes, 144A	9.500	01/17/31	700	738,717
Sr. Unsec’d. Notes, 144A	8.250	01/17/34	1,625	1,636,375

				5,939,299

Australia 0.2%

Coronado Finance Pty Ltd.,
Sr. Sec’d. Notes, 144A	9.250	10/01/29	720	549,900

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 29

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Australia (cont’d.)

Mineral Resources Ltd.,
Sr. Unsec’d. Notes, 144A	8.125%	05/01/27	170	$169,961
Sr. Unsec’d. Notes, 144A	9.250	10/01/28	150	156,375
Sr. Unsec’d. Notes, 144A, MTN	8.000	11/01/27	220	222,750

				1,098,986

Brazil 2.5%

Ambipar Lux Sarl,
Gtd. Notes, 144A	9.875	02/06/31	445	403,281

Braskem Netherlands Finance BV,
Gtd. Notes(aa)	4.500	01/31/30	2,000	1,407,000
Gtd. Notes, 144A(aa)	8.500	01/12/31	815	637,738

Centrais Eletricas Brasileiras SA,
Sr. Unsec’d. Notes, 144A(aa)	6.500	01/11/35	1,100	1,085,920

CSN Inova Ventures,
Gtd. Notes	6.750	01/28/28	750	711,997

CSN Resources SA,
Gtd. Notes, 144A	8.875	12/05/30	1,000	989,500

Globo Comunicacao e Participacoes SA,
Sr. Unsec’d. Notes(aa)	4.875	01/22/30	1,000	943,500

Karoon USA Finance, Inc.,
Sr. Sec’d. Notes, 144A(aa)	10.500	05/14/29	500	514,435

LD Celulose International GmbH,
Sr. Sec’d. Notes, 144A	7.950	01/26/32	270	282,285

Light S/A,
Unsec’d. Notes	23.382(s)	08/31/27	244	36,644

Light Servicos de Eletricidade SA,
Sec’d. Notes, PIK 2.260%	2.260	12/19/37	240	61,054
Sr. Sec’d. Notes	4.210	12/19/32	570	293,426

MARB BondCo PLC,
Gtd. Notes, 144A(aa)	3.950	01/29/31	1,330	1,175,520

Minerva Luxembourg SA,
Gtd. Notes, 144A	8.875	09/13/33	1,000	1,086,250

Nexa Resources SA,
Gtd. Notes, 144A	6.750	04/09/34	375	392,906

Petrobras Global Finance BV,
Gtd. Notes	6.000	01/13/35	500	483,938
Gtd. Notes(aa)	6.500	07/03/33	500	513,533

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Brazil (cont’d.)

Rumo Luxembourg Sarl,
Gtd. Notes	5.250%	01/10/28	800	$796,250

Tupy Overseas SA,
Gtd. Notes	4.500	02/16/31	1,000	865,010

Usiminas International Sarl,
Gtd. Notes, 144A	7.500	01/27/32	800	816,700

				13,496,887

Canada 3.4%

1011778 BC ULC/New Red Finance, Inc.,
Sec’d. Notes, 144A(aa)	4.000	10/15/30	250	231,563
Sr. Sec’d. Notes, 144A(aa)	3.500	02/15/29	490	463,716
Sr. Sec’d. Notes, 144A	3.875	01/15/28	200	192,932

Baytex Energy Corp.,
Gtd. Notes, 144A	7.375	03/15/32	60	57,949
Gtd. Notes, 144A	8.500	04/30/30	115	116,603

Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	6.000	02/15/28	575	577,156
Sr. Unsec’d. Notes, 144A	6.750	06/15/33	500	512,500
Sr. Unsec’d. Notes, 144A	7.000	06/01/32	285	293,906
Sr. Unsec’d. Notes, 144A(aa)	7.125	06/15/26	276	275,828
Sr. Unsec’d. Notes, 144A	7.250	07/01/31	440	459,395
Sr. Unsec’d. Notes, 144A	7.450	05/01/34	100	108,375
Sr. Unsec’d. Notes, 144A(aa)	7.500	02/01/29	685	711,133
Sr. Unsec’d. Notes, 144A(aa)	7.875	04/15/27	211	211,528
Sr. Unsec’d. Notes, 144A(aa)	8.750	11/15/30	750	805,995

Brookfield Residential Properties, Inc./Brookfield Residential US LLC,
Gtd. Notes, 144A(aa)	4.875	02/15/30	1,250	1,133,150
Sr. Unsec’d. Notes, 144A(aa)	5.000	06/15/29	825	765,435

Capstone Copper Corp.,
Gtd. Notes, 144A	6.750	03/31/33	300	304,500

Champion Iron Canada, Inc.,
Gtd. Notes, 144A	7.875	07/15/32	565	576,837

Empire Communities Corp.,
Sr. Unsec’d. Notes, 144A	9.750	05/01/29	645	657,055

goeasy Ltd.,
Gtd. Notes, 144A	6.875	05/15/30	350	351,327
Sr. Unsec’d. Notes, 144A	7.375	10/01/30	675	686,279

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 31

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Canada (cont’d.)

goeasy Ltd., (cont’d.)
Sr. Unsec’d. Notes, 144A	7.625%	07/01/29	25	$25,653

Hudbay Minerals, Inc.,
Gtd. Notes, 144A(aa)	4.500	04/01/26	1,230	1,217,835
Gtd. Notes, 144A(aa)	6.125	04/01/29	1,105	1,111,100

Kronos Acquisition Holdings, Inc.,
Sr. Sec’d. Notes, 144A	8.250	06/30/31	220	190,733
Sr. Unsec’d. Notes, 144A	10.750	06/30/32	920	614,238

Mattamy Group Corp.,
Sr. Unsec’d. Notes, 144A(aa)	4.625	03/01/30	950	909,425

New Flyer Holdings, Inc.,
Sec’d. Notes, 144A	9.250	07/01/30	355	376,300

New Gold, Inc.,
Sr. Unsec’d. Notes, 144A	6.875	04/01/32	230	236,042

Parkland Corp.,
Gtd. Notes, 144A(aa)	4.500	10/01/29	1,375	1,325,417
Sr. Unsec’d. Notes, 144A	6.625	08/15/32	265	269,868

Precision Drilling Corp.,
Gtd. Notes, 144A	6.875	01/15/29	472	471,032
Gtd. Notes, 144A(aa)	7.125	01/15/26	216	215,158

Superior Plus LP/Superior General Partner, Inc.,
Gtd. Notes, 144A(aa)	4.500	03/15/29	530	504,062

Taseko Mines Ltd.,
Sr. Sec’d. Notes, 144A	8.250	05/01/30	235	245,281

Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo US LLC,
Sr. Sec’d. Notes, 144A	9.500	05/15/30	700	716,373

Wrangler Holdco Corp.,
Gtd. Notes, 144A	6.625	04/01/32	215	222,097

				18,143,776

Chile 0.3%

Telefonica Moviles Chile SA,
Sr. Unsec’d. Notes	3.537	11/18/31	750	488,906

VTR Comunicaciones SpA,
Sr. Sec’d. Notes	4.375	04/15/29	1,000	916,560

				1,405,466

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

China 0.1%

Agile Group Holdings Ltd.,
Sr. Sec’d. Notes	6.050%	10/13/25(d)	1,120	$61,600

Franshion Brilliant Ltd.,
Gtd. Notes	4.250	07/23/29	200	179,250

Vanke Real Estate Hong Kong Co. Ltd.,
Sr. Unsec’d. Notes, EMTN	3.975	11/09/27	200	160,900

Yuzhou Group Holdings Co. Ltd.,
Sr. Sec’d. Notes	7.700	02/20/25(d)	900	63,000
Sr. Sec’d. Notes	8.500	02/26/24(d)	400	28,000

				492,750

Colombia 1.5%

AI Candelaria Spain SA,
Sr. Sec’d. Notes, 144A(aa)	5.750	06/15/33	1,440	1,241,986

Banco Davivienda SA,
Jr. Sub. Notes, 144A	8.125(ff)	07/02/35	500	506,545

Bancolombia SA,
Sub. Notes(aa)	8.625(ff)	12/24/34	750	796,125

Colombia Telecomunicaciones SA ESP,
Sr. Unsec’d. Notes	4.950	07/17/30	300	264,000

Ecopetrol SA,
Sr. Unsec’d. Notes	4.625	11/02/31	500	431,310
Sr. Unsec’d. Notes(aa)	6.875	04/29/30	1,400	1,401,820
Sr. Unsec’d. Notes	8.875	01/13/33	690	723,810

EnfraGen Energia Sur SAU/ EnfraGen Chile SpA/ EnfraGen Spain SAU,
Sr. Sec’d. Notes, 144A	8.499	06/30/32	200	202,565

Grupo Nutresa SA,
Gtd. Notes, 144A	9.000	05/12/35	1,000	1,093,500

SierraCol Energy Andina LLC,
Gtd. Notes, 144A(aa)	6.000	06/15/28	1,500	1,408,500

				8,070,161

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 33

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Costa Rica 0.1%

Autopistas del Sol SA,
Sr. Sec’d. Notes	7.375%	12/30/30		245	$242,984

Instituto Costarricense de Electricidad,
Sr. Unsec’d. Notes, 144A	6.750	10/07/31		270	279,196

					522,180

Czech Republic 0.2%

CPI Property Group SA,
Sr. Unsec’d. Notes, EMTN	1.750	01/14/30	EUR	1,200	1,194,836

France 3.1%

Altice France SA,
Sr. Sec’d. Notes	3.375	01/15/28	EUR	2,150	2,127,855
Sr. Sec’d. Notes, 144A	5.500	10/15/29		490	424,154

Cerba Healthcare SACA,
Sr. Sec’d. Notes	3.500	05/31/28	EUR	2,020	1,644,777

Emeria SASU,
Sr. Sec’d. Notes	7.750	03/31/28	EUR	1,125	1,184,352
Sr. Sec’d. Notes, 144A	7.750	03/31/28	EUR	1,500	1,579,135

Iliad Holding SASU,
Sr. Sec’d. Notes(aa)	6.875	04/15/31	EUR	2,400	2,937,339
Sr. Sec’d. Notes, 144A(aa)	5.375	04/15/30	EUR	1,100	1,295,271
Sr. Sec’d. Notes, 144A	7.000	04/15/32		400	409,500
Sr. Sec’d. Notes, 144A	8.500	04/15/31		395	423,203

Picard Groupe SAS,
Sr. Sec’d. Notes(aa)	6.375	07/01/29	EUR	2,425	2,895,541

RCI Banque SA,
Sub. Notes, EMTN(aa)	5.500(ff)	10/09/34	EUR	1,700	2,025,135

					16,946,262

Germany 0.2%

Aroundtown SA,
Jr. Sub. Notes, EMTN	1.625(ff)	04/15/26(oo)	EUR	500	534,835

Grand City Properties SA,
Jr. Sub. Notes, EMTN	1.500(ff)	03/09/26(oo)	EUR	700	771,024

					1,305,859

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Ghana 0.0%

Tullow Oil PLC,
Sr. Sec’d. Notes, 144A	10.250%	05/15/26		300	$267,938

Guatemala 0.7%

Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL,
Gtd. Notes	5.250	04/27/29		1,000	967,790

CT Trust,
Sr. Sec’d. Notes, 144A	5.125	02/03/32		1,160	1,086,050

Millicom International Cellular SA,
Sr. Unsec’d. Notes, 144A	4.500	04/27/31		1,200	1,099,200
Sr. Unsec’d. Notes, 144A	7.375	04/02/32		500	512,625

					3,665,665

India 1.2%

Clean Renewable Power Mauritius Pte Ltd.,
Sr. Sec’d. Notes, 144A	4.250	03/25/27		1,067	1,035,960

Delhi International Airport Ltd.,
Sr. Sec’d. Notes, 144A(aa)	6.450	06/04/29		1,205	1,241,873

Greenko Power II Ltd.,
Sr. Sec’d. Notes	4.300	12/13/28		798	753,239

HDFC Bank Ltd.,
Jr. Sub. Notes, 144A(aa)	3.700(ff)	08/25/26(oo)		2,135	2,076,287

Vedanta Resources Finance II PLC,
Gtd. Notes, 144A(aa)	10.875	09/17/29		890	909,135
Gtd. Notes, 144A	11.250	12/03/31		330	343,612

					6,360,106

Ireland 0.5%

Flutter Treasury DAC,
Sr. Sec’d. Notes, 144A	6.125	06/04/31	GBP	2,000	2,612,765

GGAM Finance Ltd.,
Gtd. Notes, 144A	8.000	02/15/27		225	231,014
Sr. Unsec’d. Notes, 144A	8.000	06/15/28		125	131,768

					2,975,547

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 35

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Israel 0.7%

Energean Israel Finance Ltd.,
Sr. Sec’d. Notes, 144A(aa)	5.375%	03/30/28		2,250	$2,159,236
Sr. Sec’d. Notes, 144A	5.875	03/30/31		500	466,250

Leviathan Bond Ltd.,
Sr. Sec’d. Notes, 144A(aa)	6.750	06/30/30		1,110	1,097,014

					3,722,500

Italy 0.4%

Bubbles Bidco SpA,
Sr. Sec’d. Notes, 144A (aa)	6.500	09/30/31	EUR	1,950	2,287,866

Jamaica 0.7%

Digicel Group Holdings Ltd.,
Sr. Sec’d. Notes, Series 1B14, 144A	0.000	12/31/30		125	13
Sr. Sec’d. Notes, Series 3B14, 144A^	0.000	12/31/30		43	—

Digicel Intermediate Holdings Ltd./Digicel International Finance Ltd./DIFL US LLC,
Sr. Sec’d. Notes, Cash coupon 9.000% and PIK 2.250%	11.250	05/25/27		1,458	1,458,806

Digicel International Finance Ltd./Difl US LLC,
Sr. Sec’d. Notes, 144A	8.625	08/01/32		1,430	1,440,439

Digicel Midco Ltd./DIFL US II LLC,
Sr. Unsec’d. Notes, PIK 10.500%	10.500	11/25/28		907	917,840

					3,817,098

Japan 1.5%

Nissan Motor Co. Ltd.,
Sr. Unsec’d. Notes, 144A	5.250	07/17/29	EUR	2,350	2,722,047
Sr. Unsec’d. Notes, 144A	6.375	07/17/33	EUR	2,500	2,903,841
Sr. Unsec’d. Notes, 144A	7.500	07/17/30		1,115	1,149,844

SoftBank Group Corp.,
Sr. Unsec’d. Notes(aa)	3.875	07/06/32	EUR	700	740,924
Sr. Unsec’d. Notes	5.375	01/08/29	EUR	600	702,386

					8,219,042

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Kuwait 0.2%

Kuwait Projects Co. SPC Ltd.,
Gtd. Notes	4.229%	10/29/26		925	$866,716

Luxembourg 1.8%

ARD Finance SA,
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%	6.500	06/30/27		215	15,839

Galapagos SA,
Sr. Sec’d. Notes	0.000(cc)	06/15/21(d)	EUR	315	1,795

Herens Midco Sarl,
Gtd. Notes	5.250	05/15/29	EUR	3,350	2,676,114

Maxam Prill Sarl,
Sr. Sec’d. Notes, 144A	7.750	07/15/30		1,350	1,316,250

Monitchem HoldCo 3 SA,
Sr. Sec’d. Notes	8.750	05/01/28	EUR	3,425	3,928,466

Summer BC Holdco B Sarl,
Sr. Sec’d. Notes	5.875	02/15/30	EUR	725	811,249
Sr. Sec’d. Notes, 3 Month EURIBOR + 4.250% (Cap N/A, Floor 0.000%)	6.393(c)	02/15/30	EUR	800	898,010

					9,647,723

Macau 0.3%

MGM China Holdings Ltd.,
Sr. Unsec’d. Notes, 144A	4.750	02/01/27		325	322,156

Studio City Finance Ltd.,
Gtd. Notes, 144A	5.000	01/15/29		600	561,750

Wynn Macau Ltd.,
Sr. Unsec’d. Notes, 144A	5.625	08/26/28		725	717,098

					1,601,004

Mexico 4.8%

Banco Mercantil del Norte SA,
Jr. Sub. Notes, 144A(aa)	6.625(ff)	01/24/32(oo)		750	695,250

Braskem Idesa SAPI,
Sr. Sec’d. Notes, 144A	7.450	11/15/29		500	352,655

Mexico City Airport Trust,
Sr. Sec’d. Notes	5.500	07/31/47		670	561,246

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 37

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Mexico (cont’d.)

Nemak SAB de CV,
Sr. Unsec’d. Notes, 144A(aa)	3.625%	06/28/31		1,230	$1,038,428

Orbia Advance Corp. SAB de CV,
Gtd. Notes, 144A	6.800	05/13/30		560	572,701

Petroleos Mexicanos,
Gtd. Notes(aa)	5.350	02/12/28		2,500	2,433,625
Gtd. Notes	6.490	01/23/27		3,758	3,758,000
Gtd. Notes(aa)	6.500	03/13/27		2,720	2,719,266
Gtd. Notes(aa)	6.500	06/02/41		2,100	1,660,260
Gtd. Notes	6.700	02/16/32		545	517,750
Gtd. Notes	10.000	02/07/33		145	161,160
Gtd. Notes, EMTN(aa)	2.750	04/21/27	EUR	1,915	2,118,481
Gtd. Notes, MTN(aa)	6.750	09/21/47		1,825	1,407,987
Gtd. Notes, MTN	6.875	08/04/26		3,200	3,210,880

Saavi Energia Sarl,
Sr. Unsec’d. Notes, 144A	8.875	02/10/35		1,350	1,408,050

Tierra Mojada Luxembourg II Sarl,
Sr. Sec’d. Notes, 144A	5.750	12/01/40		1,035	986,966

Total Play Telecomunicaciones SA de CV,
Sr. Sec’d. Notes, 144A(aa)	11.125	12/31/32		2,374	2,280,636

					25,883,341

Morocco 0.1%

OCP SA,
Sr. Unsec’d. Notes	6.875	04/25/44		280	273,514
Sr. Unsec’d. Notes, 144A	3.750	06/23/31		200	180,392

					453,906

Netherlands 0.5%

Centrient Holding BV,
Sr. Sec’d. Notes, 144A	6.750	05/30/30	EUR	550	643,166

Veon Midco BV,
Gtd. Notes, 144A	9.000	07/15/29		1,250	1,281,556
Sr. Unsec’d. Notes, 144A, MTN(aa)	3.375	11/25/27		720	666,000

					2,590,722

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Nigeria 0.3%

IHS Holding Ltd.,
Gtd. Notes, 144A	6.250%	11/29/28		645	$634,164

SEPLAT Energy PLC,
Gtd. Notes, 144A	9.125	03/21/30		800	822,000

					1,456,164

Panama 0.1%

AES Panama Generation Holdings SRL,
Sr. Sec’d. Notes, 144A	4.375	05/31/30		362	329,260

Peru 0.3%

Banco de Credito del Peru SA,
Sub. Notes, 144A	6.450(ff)	07/30/35		780	803,400

Minsur SA,
Sr. Unsec’d. Notes(aa)	4.500	10/28/31		750	703,162

					1,506,562

Russia 0.0%

Alfa Bank AO Via Alfa Bond Issuance PLC,
Sub. Notes	5.950	04/15/30(d)		1,500	75,000
Sub. Notes, 144A	5.950	04/15/30(d)		985	49,250

Sovcombank Via SovCom Capital DAC,
Jr. Sub. Notes, 144A	7.600	02/17/27(d)(oo)		1,500	54,188

					178,438

Serbia 0.1%

Telecommunications Co. Telekom Srbija AD Belgrade,
Sr. Unsec’d. Notes, 144A	7.000	10/28/29		415	414,768

Slovenia 0.8%

United Group BV,
Sr. Sec’d. Notes(aa)	5.250	02/01/30	EUR	1,450	1,644,332
Sr. Sec’d. Notes, 144A(aa)	6.500	10/31/31	EUR	2,250	2,620,941

					4,265,273

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 39

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

South Africa 1.4%

Eskom Holdings SOC Ltd.,
Gov’t. Gtd. Notes, MTN(aa)	6.350%	08/10/28		1,040	$1,056,463
Sr. Unsec’d. Notes, MTN(aa)	8.450	08/10/28		790	833,450

Sasol Financing USA LLC,
Gtd. Notes(aa)	4.375	09/18/26		300	296,100
Gtd. Notes	5.500	03/18/31		500	414,725
Gtd. Notes(aa)	6.500	09/27/28		1,930	1,858,108
Gtd. Notes, 144A(aa)	8.750	05/03/29		2,100	2,094,750

Transnet SOC Ltd.,
Sr. Unsec’d. Notes, 144A(aa)	8.250	02/06/28		935	972,241

					7,525,837

South Korea 0.1%

Hanwha Life Insurance Co. Ltd.,
Sub. Notes, 144A	6.300(ff)	06/24/55		326	335,780

Spain 0.6%

Grifols SA,
Sr. Sec’d. Notes	7.125	05/01/30	EUR	2,650	3,187,335

Sweden 0.1%

Samhallsbyggnadsbolaget I Norden Holding AB,
Gtd. Notes	0.750	11/14/28	EUR	300	268,681
Gtd. Notes	2.250	07/12/27	EUR	400	418,811

					687,492

Switzerland 0.4%

VistaJet Malta Finance PLC/Vista Management Holding, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	7.875	05/01/27		1,540	1,546,252
Sr. Unsec’d. Notes, 144A	9.500	06/01/28		630	645,800

					2,192,052

Thailand 0.5%

Bangkok Bank PCL,
Jr. Sub. Notes, 144A, MTN (aa)	5.000(ff)	09/23/25(oo)		3,016	3,011,174

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Turkey 1.6%

Aydem Yenilenebilir Enerji A/S,
Sr. Sec’d. Notes, 144A(aa)	7.750%	02/02/27		1,026	$1,014,735

Eldorado Gold Corp.,
Sr. Unsec’d. Notes, 144A(aa)	6.250	09/01/29		865	862,068

GDZ Elektrik Dagitim A/S,
Sr. Unsec’d. Notes, 144A	9.000	10/15/29		550	534,875

Mersin Uluslararasi Liman Isletmeciligi A/S,
Sr. Unsec’d. Notes, 144A(aa)	8.250	11/15/28		1,000	1,041,250

Sisecam UK PLC,
Gtd. Notes, 144A	8.250	05/02/29		415	424,574

TAV Havalimanlari Holding A/S,
Gtd. Notes, 144A(aa)	8.500	12/07/28		1,000	1,049,380

Turk Telekomunikasyon A/S,
Sr. Unsec’d. Notes, 144A(aa)	7.375	05/20/29		1,100	1,128,787

Turkcell Iletisim Hizmetleri A/S,
Sr. Unsec’d. Notes, 144A(aa)	7.650	01/24/32		1,000	1,030,940

Turkiye Sinai Kalkinma Bankasi A/S,
Sr. Unsec’d. Notes, 144A, MTN(aa)	9.375	10/19/28		1,000	1,077,164

WE Soda Investments Holding PLC,
Sr. Sec’d. Notes, 144A	9.500	10/06/28		500	522,187

					8,685,960

Ukraine 0.2%

MHP Lux SA,
Gtd. Notes, 144A	6.950	04/03/26		365	341,275

NAK Naftogaz Ukraine via Kondor Finance PLC,
Sr. Unsec’d. Notes, PIK 7.125%	7.125	07/19/26(d)	EUR	469	452,148
Sr. Unsec’d. Notes, PIK 7.625%	7.625	11/08/28(d)		537	415,430

					1,208,853

United Kingdom 8.1%

Ardonagh Finco Ltd.,
Sr. Sec’d. Notes	6.875	02/15/31	EUR	2,100	2,483,394

Bellis Acquisition Co. PLC,
Sr. Sec’d. Notes	8.125	05/14/30	GBP	2,120	2,657,129
Sr. Sec’d. Notes, 144A	8.000	07/01/31	EUR	450	518,598

Boots Group Finco LP,
Sr. Sec’d. Notes, 144A	7.375	08/31/32	GBP	700	940,554

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 41

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United Kingdom (cont’d.)

Canary Wharf Group Investment Holdings PLC,
Sr. Sec’d. Notes	3.375%	04/23/28	GBP	2,343	$2,842,238

CD&R Firefly Bidco PLC,
Sr. Sec’d. Notes(aa)	8.625	04/30/29	GBP	2,150	2,924,579
Sr. Sec’d. Notes, 144A(aa)	8.625	04/30/29	GBP	3,050	4,236,699

Connect Finco Sarl/Connect US Finco LLC,
Sr. Sec’d. Notes, 144A	9.000	09/15/29		250	252,500

eG Global Finance PLC,
Sr. Sec’d. Notes(aa)	11.000	11/30/28	EUR	5,125	6,458,079
Sr. Sec’d. Notes, 144A	11.000	11/30/28	EUR	600	756,883

INEOS Quattro Finance 2 PLC,
Sr. Sec’d. Notes	6.750	04/15/30	EUR	2,050	2,206,017
Sr. Sec’d. Notes	8.500	03/15/29	EUR	800	922,263

Jerrold Finco PLC,
Sr. Sec’d. Notes(aa)	7.875	04/15/30	GBP	2,275	3,089,506

Macquarie Airfinance Holdings Ltd.,
Sr. Unsec’d. Notes, 144A	6.400	03/26/29		75	77,982
Sr. Unsec’d. Notes, 144A	6.500	03/26/31		380	402,423

Sherwood Financing PLC,
Sr. Sec’d. Notes, 144A(aa)	6.000	11/15/26	GBP	1,050	1,369,349

TalkTalk Telecom Group Ltd.,
Sec’d. Notes, 144A, Cash coupon 11.750% or PIK N/A	11.750	03/01/28	GBP	2,128	280,985

Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes(aa)	4.125	08/15/30	GBP	4,200	4,984,846
Sr. Sec’d. Notes	4.250	01/15/30	GBP	2,395	2,902,962

Zegona Finance PLC,
Sr. Sec’d. Notes, 144A(aa)	6.750	07/15/29	EUR	2,850	3,438,784

					43,745,770

United States 43.9%

1261229 BC Ltd.,
Sr. Sec’d. Notes, 144A	10.000	04/15/32		1,070	1,086,050

ACCO Brands Corp.,
Gtd. Notes, 144A(aa)	4.250	03/15/29		1,025	907,930

Acrisure LLC/Acrisure Finance, Inc.,
Sr. Sec’d. Notes, 144A	7.500	11/06/30		370	382,203
Sr. Unsec’d. Notes, 144A(aa)	8.250	02/01/29		2,200	2,272,509

AdaptHealth LLC,
Gtd. Notes, 144A(aa)	4.625	08/01/29		750	702,920

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

AdaptHealth LLC, (cont’d.)
Gtd. Notes, 144A(aa)	5.125%	03/01/30	775	$728,545
Gtd. Notes, 144A(aa)	6.125	08/01/28	505	502,947

Adient Global Holdings Ltd.,
Sr. Sec’d. Notes, 144A	7.000	04/15/28	200	203,972

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28	325	321,055

AECOM,
Gtd. Notes, 144A	6.000	08/01/33	680	685,509

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.500	10/01/29	610	638,941

Allied Universal Holdco LLC,
Sr. Sec’d. Notes, 144A(aa)	7.875	02/15/31	1,095	1,148,386

Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.875	06/15/30	905	927,227
Sr. Unsec’d. Notes, 144A	6.000	06/01/29	400	389,081

Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	9.000	06/01/29	380	360,928

Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes^	7.875	12/15/24(d)	6,450	6

Amentum Holdings, Inc.,
Gtd. Notes, 144A	7.250	08/01/32	140	144,842

American Airlines, Inc.,
Sr. Sec’d. Notes, 144A	7.250	02/15/28	225	229,520

American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A(aa)	5.750	04/20/29	500	497,680

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.750	05/20/27	305	303,199
Sr. Unsec’d. Notes, 144A	9.500	06/01/30	405	425,228

AMN Healthcare, Inc.,
Gtd. Notes, 144A(aa)	4.000	04/15/29	1,525	1,400,723

Amsted Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.625	05/15/30	525	502,735
Sr. Unsec’d. Notes, 144A	6.375	03/15/33	235	238,523

AmWINS Group, Inc.,
Sr. Unsec’d. Notes, 144A	4.875	06/30/29	125	121,358

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 43

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375%	06/15/29		175	$173,401
Gtd. Notes, 144A	6.625	02/01/32		225	231,029

Arbor Realty SR, Inc.,
Sr. Unsec’d. Notes, 144A	7.875	07/15/30		420	428,923

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes	2.125	08/15/26	EUR	2,125	2,404,025
Sr. Sec’d. Notes	2.125	08/15/26	EUR	975	1,111,279
Sr. Sec’d. Notes, 144A	4.125	08/15/26		600	592,500

Arsenal AIC Parent LLC,
Sr. Sec’d. Notes, 144A	8.000	10/01/30		100	105,966
Unsec’d. Notes, 144A	11.500	10/01/31		550	611,922

Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000	11/01/27		568	691,095
Sr. Unsec’d. Notes, 144A	6.625	10/15/32		340	345,938
Sr. Unsec’d. Notes, 144A	6.625	07/15/33		505	512,371

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A(aa)	4.625	08/01/29		1,200	1,141,289
Sr. Unsec’d. Notes, 144A	4.625	04/01/30		25	23,507
Sr. Unsec’d. Notes, 144A	6.875	08/01/33		375	374,652

ASP Unifrax Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 5.850% and PIK 1.250% or Cash coupon 7.100%	7.100	09/30/29		451	232,683

Avient Corp.,
Sr. Unsec’d. Notes, 144A	6.250	11/01/31		190	190,669

Axon Enterprise, Inc.,
Sr. Unsec’d. Notes, 144A	6.125	03/15/30		75	76,739
Sr. Unsec’d. Notes, 144A	6.250	03/15/33		340	348,666

Azorra Finance Ltd.,
Gtd. Notes, 144A	7.250	01/15/31		410	418,897
Gtd. Notes, 144A	7.750	04/15/30		390	406,087

B&G Foods, Inc.,
Gtd. Notes(aa)	5.250	09/15/27		1,720	1,525,876
Sr. Sec’d. Notes, 144A(aa)	8.000	09/15/28		775	724,819

Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28		1,225	1,022,875
Gtd. Notes, 144A	5.000	02/15/29		75	51,826

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Bausch Health Cos., Inc., (cont’d.)
Gtd. Notes, 144A	5.250%	01/30/30		325	$208,000
Gtd. Notes, 144A	5.250	02/15/31		1,350	816,750
Gtd. Notes, 144A	6.250	02/15/29		425	300,760
Gtd. Notes, 144A	7.000	01/15/28		200	174,750
Sr. Sec’d. Notes, 144A	4.875	06/01/28		225	199,125
Sr. Sec’d. Notes, 144A	11.000	09/30/28		200	205,500

Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27		75	74,810
Gtd. Notes(aa)	7.250	10/15/29		1,375	1,383,475
Sr. Unsec’d. Notes, 144A	7.500	03/15/31		495	500,134

Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.000	07/15/29		150	155,567
Sr. Unsec’d. Notes, 144A	7.250	07/15/32		115	121,269

Boots Group Finco LP,
Sr. Sec’d. Notes, 144A	5.375	08/31/32	EUR	400	466,162

Boyd Gaming Corp.,
Gtd. Notes, 144A	4.750	06/15/31		400	381,079

Bread Financial Holdings, Inc.,
Sub. Notes, 144A	8.375(ff)	06/15/35		335	346,157

Brinker International, Inc.,
Gtd. Notes, 144A(aa)	8.250	07/15/30		785	832,916

Brundage-Bone Concrete Pumping Holdings, Inc.,
Sr. Sec’d. Notes, 144A	7.500	02/01/32		210	209,047

Caesars Entertainment, Inc.,
Gtd. Notes, 144A(aa)	4.625	10/15/29		1,175	1,110,882
Sr. Sec’d. Notes, 144A(aa)	6.500	02/15/32		640	652,221
Sr. Sec’d. Notes, 144A(aa)	7.000	02/15/30		500	515,801

Calpine Corp.,
Sr. Unsec’d. Notes, 144A	5.000	02/01/31		250	247,402
Sr. Unsec’d. Notes, 144A(aa)	5.125	03/15/28		4,400	4,378,488

Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A(aa)	8.750	08/01/28		600	551,718

Carnival Corp.,
Gtd. Notes, 144A	5.750	03/01/27		239	241,493
Sr. Sec’d. Notes, 144A	4.000	08/01/28		125	120,931
Sr. Unsec’d. Notes, 144A	5.750	08/01/32		1,050	1,057,108

Carvana Co.,
Sr. Sec’d. Notes, 144A, Cash coupon 9.000% or PIK 12.000%(aa)	9.000	12/01/28		1,337	1,369,549

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 45

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Carvana Co., (cont’d.)
Sr. Sec’d. Notes, 144A, Cash coupon 11.000% or PIK 13.000%(aa)	9.000%	06/01/30	1,220	$1,276,100
Sr. Sec’d. Notes, 144A, PIK 14.000%(aa)	9.000	06/01/31	1,370	1,629,123

CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	275	275,022

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	4.500	05/01/32	400	362,978
Sr. Unsec’d. Notes, 144A(aa)	4.250	02/01/31	550	501,897
Sr. Unsec’d. Notes, 144A	4.250	01/15/34	475	409,792
Sr. Unsec’d. Notes, 144A(aa)	4.750	03/01/30	1,125	1,068,647
Sr. Unsec’d. Notes, 144A(aa)	5.000	02/01/28	1,675	1,644,320
Sr. Unsec’d. Notes, 144A(aa)	5.125	05/01/27	800	793,421
Sr. Unsec’d. Notes, 144A	5.375	06/01/29	25	24,567

Celanese US Holdings LLC,
Gtd. Notes	6.850	11/15/28	150	156,249

Century Aluminum Co.,
Sr. Sec’d. Notes, 144A	6.875	08/01/32	250	252,488

Chart Industries, Inc.,
Gtd. Notes, 144A	9.500	01/01/31	545	583,071
Sr. Sec’d. Notes, 144A	7.500	01/01/30	195	204,279

CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes, 144A	6.000	01/15/29	100	95,196
Sr. Sec’d. Notes, 144A	9.750	01/15/34	785	790,058

Churchill Downs, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	04/01/30	225	224,601

Civitas Resources, Inc.,
Gtd. Notes, 144A(aa)	8.375	07/01/28	240	247,092
Gtd. Notes, 144A	8.625	11/01/30	310	316,493
Gtd. Notes, 144A	9.625	06/15/33	690	709,533

Clarios Global LP/Clarios US Finance Co.,
Sr. Sec’d. Notes, 144A	6.750	02/15/30	380	390,366

Clarivate Science Holdings Corp.,
Gtd. Notes, 144A	4.875	07/01/29	525	492,414

Clear Channel Outdoor Holdings, Inc.,
Sr. Sec’d. Notes, 144A	9.000	09/15/28	500	524,051

Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A(aa)	6.750	04/15/30	775	770,494
Gtd. Notes, 144A	6.875	11/01/29	460	460,166
Gtd. Notes, 144A	7.000	03/15/32	370	360,867

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Cleveland-Cliffs, Inc., (cont’d.)
Gtd. Notes, 144A	7.375%	05/01/33	390	$380,331
Gtd. Notes, 144A(aa)	7.500	09/15/31	720	719,672

Clue Opco LLC,
Sr. Sec’d. Notes, 144A(aa)	9.500	10/15/31	1,687	1,788,935

Clydesdale Acquisition Holdings, Inc.,
Sr. Sec’d. Notes, 144A	6.750	04/15/32	490	501,643

Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875	01/15/30	425	400,969
Gtd. Notes, 144A(aa)	6.750	03/01/29	825	817,922

CoreWeave, Inc.,
Gtd. Notes, 144A	9.000	02/01/31	145	144,745
Gtd. Notes, 144A	9.250	06/01/30	735	738,735

Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A	6.125	01/15/29	435	319,810

Cornerstone Chemical Co. LLC,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 10.000%^	10.000	05/07/29	1,146	1,088,297

CP Atlas Buyer, Inc.,
Sr. Sec’d. Notes, 144A	9.750	07/15/30	300	302,769

Crescent Energy Finance LLC,
Gtd. Notes, 144A	7.375	01/15/33	450	430,839
Gtd. Notes, 144A(aa)	7.625	04/01/32	605	591,398
Gtd. Notes, 144A	8.375	01/15/34	415	411,389
Gtd. Notes, 144A	9.250	02/15/28	225	233,853

CSC Holdings LLC,
Gtd. Notes, 144A	3.375	02/15/31	200	131,662
Gtd. Notes, 144A	4.125	12/01/30	700	470,278
Gtd. Notes, 144A	5.375	02/01/28	1,325	1,219,009
Gtd. Notes, 144A	5.500	04/15/27	1,300	1,258,698
Sr. Unsec’d. Notes, 144A(aa)	4.625	12/01/30	1,750	818,323

DaVita, Inc.,
Gtd. Notes, 144A(aa)	3.750	02/15/31	1,770	1,605,667
Gtd. Notes, 144A(aa)	4.625	06/01/30	2,425	2,314,254

DCLI Bidco LLC,
Second Mortgage, 144A	7.750	11/15/29	690	703,843

Diamond Foreign Asset Co./Diamond Finance LLC,
Sec’d. Notes, 144A	8.500	10/01/30	300	312,561

DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29(d)	775	565,288

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 47

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

DISH DBS Corp., (cont’d.)
Gtd. Notes	7.375%	07/01/28(d)		415	$318,451
Gtd. Notes	7.750	07/01/26(d)		2,910	2,586,344

DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27		725	754,878

Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31		625	521,944
Sr. Unsec’d. Notes	4.750	02/15/28		450	417,074

EchoStar Corp.,
Sr. Sec’d. Notes	10.750	11/30/29(d)		1,500	1,580,602

Encore Capital Group, Inc.,
Sr. Sec’d. Notes(aa)	4.250	06/01/28	GBP	1,300	1,641,930

Energizer Holdings, Inc.,
Gtd. Notes, 144A(aa)	4.375	03/31/29		225	213,381

EnerSys,
Gtd. Notes, 144A	6.625	01/15/32		150	154,146

Entegris, Inc.,
Sr. Sec’d. Notes, 144A	4.750	04/15/29		225	220,354

Fair Isaac Corp.,
Sr. Unsec’d. Notes, 144A	6.000	05/15/33		265	266,691

Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A(aa)	6.750	01/15/30		1,700	1,599,465
Sr. Sec’d. Notes, 144A	4.625	01/15/29		250	237,577

Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A(aa)	10.500(cc)	01/15/28		874	883,323

Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.700	08/10/26		1,600	1,560,750

Forestar Group, Inc.,
Gtd. Notes, 144A(aa)	5.000	03/01/28		675	669,113
Gtd. Notes, 144A(aa)	6.500	03/15/33		825	828,566

Fortress Intermediate 3, Inc.,
Sr. Sec’d. Notes, 144A	7.500	06/01/31		480	503,479

Foundation Building Materials, Inc.,
Gtd. Notes, 144A	6.000	03/01/29		697	653,966

Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	6.625	01/15/27		450	450,181
Sr. Unsec’d. Notes, 144A	7.625	05/01/26		275	275,637
Sr. Unsec’d. Notes, 144A	12.000	10/01/28		275	294,023

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Freedom Mortgage Holdings LLC,
Sr. Unsec’d. Notes, 144A	8.375%	04/01/32	150	$153,209
Sr. Unsec’d. Notes, 144A	9.125	05/15/31	250	259,898
Sr. Unsec’d. Notes, 144A(aa)	9.250	02/01/29	835	873,125

Frontier Communications Holdings LLC,
Sec’d. Notes	5.875	11/01/29	200	201,811
Sec’d. Notes, 144A	6.000	01/15/30	825	834,726
Sec’d. Notes, 144A	6.750	05/01/29	400	403,922

Gap, Inc. (The),
Gtd. Notes, 144A(aa)	3.875	10/01/31	850	755,264

Garrett Motion Holdings, Inc./Garrett LX I Sarl,
Gtd. Notes, 144A(aa)	7.750	05/31/32	520	540,507

Gen Digital, Inc.,
Gtd. Notes, 144A	6.250	04/01/33	470	479,240

GFL Environmental, Inc.,
Gtd. Notes, 144A	4.000	08/01/28	485	469,965
Gtd. Notes, 144A(aa)	4.375	08/15/29	570	550,882
Sr. Sec’d. Notes, 144A	6.750	01/15/31	260	269,425

Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.875	01/15/29	375	379,953
Gtd. Notes, 144A	7.125	07/01/33	320	324,909
Gtd. Notes, 144A	8.250	01/15/32	250	261,961

Gray Media, Inc.,
Sec’d. Notes, 144A	9.625	07/15/32	330	333,194
Sr. Sec’d. Notes, 144A	7.250	08/15/33	310	308,407

Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	7.750	09/01/30	250	264,655

Hecla Mining Co.,
Gtd. Notes(aa)	7.250	02/15/28	585	590,804

Herc Holdings, Inc.,
Gtd. Notes, 144A	5.500	07/15/27	575	572,661
Gtd. Notes, 144A	6.625	06/15/29	560	573,456
Gtd. Notes, 144A	7.250	06/15/33	525	544,006
Sr. Unsec’d. Notes, 144A	7.000	06/15/30	150	154,887

Hertz Corp. (The),
Sr. Sec’d. Notes, 144A	12.625	07/15/29	120	125,433

Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	275	269,645
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	390	383,709
Sr. Unsec’d. Notes, 144A(aa)	6.000	02/01/31	920	888,177

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 49

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Hilcorp Energy I LP/Hilcorp Finance Co., (cont’d.)
Sr. Unsec’d. Notes, 144A	6.250%	04/15/32	455	$436,868
Sr. Unsec’d. Notes, 144A	7.250	02/15/35	300	292,030
Sr. Unsec’d. Notes, 144A	8.375	11/01/33	248	259,041

Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	5.750	09/15/33	160	160,168

Howard Hughes Corp. (The),
Gtd. Notes, 144A(aa)	4.125	02/01/29	1,125	1,073,343
Gtd. Notes, 144A(aa)	4.375	02/01/31	675	622,171
Gtd. Notes, 144A	5.375	08/01/28	475	472,192

Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A(aa)	5.250	04/15/29	1,250	1,224,799

Inversion Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A	6.750	08/01/32	505	498,841

Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	6.750	02/15/29	475	462,925
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	225	219,987

JB Poindexter & Co., Inc.,
Sr. Unsec’d. Notes, 144A	8.750	12/15/31	650	663,749

Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Sec’d. Notes, 144A	6.625	10/15/31	250	248,904
Sr. Unsec’d. Notes, 144A	5.000	08/15/28	275	265,255

JH North America Holdings, Inc.,
Sr. Sec’d. Notes, 144A	5.875	01/31/31	170	170,744

KB Home,
Gtd. Notes	4.000	06/15/31	325	298,139
Gtd. Notes(aa)	4.800	11/15/29	975	951,025

Kontoor Brands, Inc.,
Gtd. Notes, 144A(aa)	4.125	11/15/29	300	279,060

LABL, Inc.,
Sr. Sec’d. Notes, 144A	5.875	11/01/28	425	374,182
Sr. Sec’d. Notes, 144A(aa)	8.625	10/01/31	605	501,948
Sr. Sec’d. Notes, 144A	9.500	11/01/28	225	208,203
Sr. Unsec’d. Notes, 144A	10.500	07/15/27	630	593,916

LBM Acquisition LLC,
Gtd. Notes, 144A	6.250	01/15/29	450	394,994

LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A	4.875	05/01/29	225	218,667

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

LD Holdings Group LLC,
Gtd. Notes, 144A	6.125%	04/01/28	350	$300,041

Level 3 Financing, Inc.,
Sec’d. Notes, 144A	4.875	06/15/29	1,250	1,175,162
Sr. Sec’d. Notes, 144A	6.875	06/30/33	1,140	1,156,579
Sr. Sec’d. Notes, 144A	10.750	12/15/30	950	1,072,293
Sr. Sec’d. Notes, 144A	11.000	11/15/29	2,155	2,447,841

LifePoint Health, Inc.,
Gtd. Notes, 144A	5.375	01/15/29	950	891,982
Sr. Sec’d. Notes, 144A(aa)	8.375	02/15/32	715	761,086

Lindblad Expeditions Holdings, Inc.,
Sr. Sec’d. Notes, 144A(aa)	9.000	05/15/28	625	651,453

Lithia Motors, Inc.,
Sr. Unsec’d. Notes, 144A	3.875	06/01/29	475	448,924

M/I Homes, Inc.,
Gtd. Notes(aa)	4.950	02/01/28	625	619,279

Magnera Corp.,
Sr. Sec’d. Notes, 144A(aa)	7.250	11/15/31	610	575,020

Matador Resources Co.,
Gtd. Notes, 144A	6.500	04/15/32	50	50,082

Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A	7.875	04/15/27	495	500,303

Mavis Tire Express Services Topco Corp.,
Sr. Unsec’d. Notes, 144A(aa)	6.500	05/15/29	2,200	2,174,462

Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	11.500	09/01/28	1,100	1,166,673

McAfee Corp.,
Sr. Unsec’d. Notes, 144A	7.375	02/15/30	375	348,036

Medline Borrower LP,
Sr. Sec’d. Notes, 144A(aa)	3.875	04/01/29	2,720	2,593,906

Methanex US Operations, Inc.,
Gtd. Notes, 144A	6.250	03/15/32	320	317,161

MGM Resorts International,
Gtd. Notes(aa)	4.750	10/15/28	1,963	1,938,308
Gtd. Notes	6.125	09/15/29	475	481,934

Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	4.875	05/01/29	950	915,621

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 51

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC,
Sr. Sec’d. Notes, 144A	6.750%	04/01/32	212	$216,302

MIWD Holdco II LLC/MIWD Finance Corp.,
Gtd. Notes, 144A	5.500	02/01/30	325	310,145

MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.750	12/31/30	628	516,630
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% and PIK 5.000%	11.500	12/31/30	524	517,474

MPT Operating Partnership LP/MPT Finance Corp.,
Sr. Sec’d. Notes, 144A	8.500	02/15/32	200	208,050

Nabors Industries Ltd.,
Gtd. Notes, 144A	7.500	01/15/28	275	253,115

Nabors Industries, Inc.,
Gtd. Notes, 144A(aa)	7.375	05/15/27	925	933,368
Gtd. Notes, 144A	8.875	08/15/31	455	365,023
Gtd. Notes, 144A(aa)	9.125	01/31/30	545	539,883

Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A(aa)	5.125	12/15/30	1,800	1,811,082
Gtd. Notes, 144A	5.500	08/15/28	340	339,653
Gtd. Notes, 144A	5.750	11/15/31	345	347,961
Gtd. Notes, 144A	6.500	08/01/29	295	301,454

Navient Corp.,
Sr. Unsec’d. Notes(aa)	4.875	03/15/28	330	321,892
Sr. Unsec’d. Notes	5.000	03/15/27	975	964,120

NCL Corp. Ltd.,
Sr. Sec’d. Notes, 144A	5.875	02/15/27	400	399,700
Sr. Unsec’d. Notes, 144A	6.250	03/01/30	500	506,250
Sr. Unsec’d. Notes, 144A	6.750	02/01/32	650	664,625

NCR Atleos Corp.,
Sr. Sec’d. Notes, 144A	9.500	04/01/29	100	108,364

NCR Voyix Corp.,
Gtd. Notes, 144A	5.000	10/01/28	550	540,813

NESCO Holdings II, Inc.,
Sec’d. Notes, 144A	5.500	04/15/29	425	414,328

New Home Co., Inc. (The),
Sr. Unsec’d. Notes, 144A	8.500	11/01/30	355	362,694
Sr. Unsec’d. Notes, 144A	9.250	10/01/29	390	404,696

Newell Brands, Inc.,
Sr. Unsec’d. Notes	6.625	05/15/32	285	272,655

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Newell Brands, Inc., (cont’d.)
Sr. Unsec’d. Notes, 144A	8.500%	06/01/28	325	$340,929

Noble Finance II LLC,
Gtd. Notes, 144A(aa)	8.000	04/15/30	465	473,069

Novelis Corp.,
Gtd. Notes, 144A	3.875	08/15/31	165	148,190
Gtd. Notes, 144A	6.875	01/30/30	365	375,850

NRG Energy, Inc.,
Gtd. Notes, 144A	3.625	02/15/31	200	183,067
Gtd. Notes, 144A(aa)	3.875	02/15/32	600	548,013
Jr. Sub. Notes, 144A(aa)	10.250(ff)	03/15/28(oo)	750	827,265

Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A	7.125	10/01/27	200	203,218
Sr. Sec’d. Notes, 144A	7.250	06/15/31	285	291,325
Sr. Sec’d. Notes, 144A(aa)	9.750	11/15/28	2,550	2,674,413

OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28	450	429,190
Gtd. Notes	5.375	11/15/29	605	593,104
Gtd. Notes	6.125	05/15/30	300	300,655
Gtd. Notes	6.625	05/15/29	390	398,256
Gtd. Notes(aa)	6.750	03/15/32	975	988,950
Gtd. Notes(aa)	7.125	03/15/26	244	246,869

Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Unsec’d. Notes, 144A(aa)	5.125	04/30/31	575	497,368

Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.625	05/13/27	217	217,181
Gtd. Notes, 144A	7.250	05/15/31	25	25,277

P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A, Cash coupon 9.000% and PIK 3.500% or Cash coupon 12.000%	12.000	05/15/29	250	258,421

Park River Holdings, Inc.,
Gtd. Notes, 144A	5.625	02/01/29	1,125	971,898

Patrick Industries, Inc.,
Gtd. Notes, 144A	6.375	11/01/32	470	470,082

Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	01/15/27	250	248,766

PennyMac Financial Services, Inc.,
Gtd. Notes, 144A(aa)	4.250	02/15/29	695	666,182
Gtd. Notes, 144A	5.750	09/15/31	425	415,396
Gtd. Notes, 144A	6.875	05/15/32	805	820,426

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 53

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

PennyMac Financial Services, Inc., (cont’d.)
Gtd. Notes, 144A	7.875%	12/15/29	75	$79,141

Permian Resources Operating LLC,
Gtd. Notes, 144A	6.250	02/01/33	340	341,411
Gtd. Notes, 144A	7.000	01/15/32	10	10,332
Gtd. Notes, 144A	8.000	04/15/27	225	229,976

PG&E Corp.,
Sr. Sec’d. Notes	5.250	07/01/30	925	886,164

Phinia, Inc.,
Sr. Sec’d. Notes, 144A	6.750	04/15/29	200	205,851

PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A	9.500	10/01/28	1,180	917,225

Post Holdings, Inc.,
Gtd. Notes, 144A	4.625	04/15/30	150	143,286
Gtd. Notes, 144A(aa)	5.500	12/15/29	604	598,877
Gtd. Notes, 144A	6.375	03/01/33	370	370,739

PRA Group, Inc.,
Gtd. Notes, 144A	5.000	10/01/29	150	138,552
Gtd. Notes, 144A	8.375	02/01/28	425	434,946
Gtd. Notes, 144A	8.875	01/31/30	120	124,587

Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A	5.875	09/01/31	300	185,310

Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A(aa)	9.375	09/01/29	780	774,928

QXO Building Products, Inc.,
Sr. Sec’d. Notes, 144A	6.750	04/30/32	335	345,105

Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A, PIK 9.250%	9.250	03/25/30	1,266	886,055

Range Resources Corp.,
Gtd. Notes, 144A	4.750	02/15/30	150	145,817

RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, 144A	4.500	02/15/29	200	194,596
Gtd. Notes, 144A	6.500	04/01/32	215	219,651

Rithm Capital Corp.,
Sr. Unsec’d. Notes, 144A	8.000	07/15/30	280	285,194

Rivers Enterprise Borrower LLC/Rivers Enterprise Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	6.625	02/01/33	865	873,130

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Rocket Cos., Inc.,
Gtd. Notes, 144A	6.125%	08/01/30	1,785	$1,811,351
Gtd. Notes, 144A	6.375	08/01/33	90	91,822

Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A(aa)	3.875	03/01/31	1,125	1,037,752
Gtd. Notes, 144A(aa)	4.000	10/15/33	650	575,469

Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	6.750	03/15/33	320	331,851

Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes, 144A	5.625	09/30/31	580	584,263

RXO, Inc.,
Gtd. Notes, 144A	7.500	11/15/27	335	341,910

Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes(aa)	6.750	03/01/32	1,020	1,047,399

Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	03/01/30	750	722,996

Scotts Miracle-Gro Co. (The),
Gtd. Notes(aa)	4.000	04/01/31	1,625	1,484,607
Gtd. Notes	4.375	02/01/32	475	431,450

Select Medical Corp.,
Gtd. Notes, 144A	6.250	12/01/32	240	239,830

Sensata Technologies, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	350	318,647

Service Corp. International,
Sr. Unsec’d. Notes	3.375	08/15/30	75	68,270

Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes(aa)	4.750	04/01/29	860	830,658

Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.,
Gtd. Notes, 144A	6.750	08/15/32	195	201,355

Sinclair Television Group, Inc.,
Sr. Sec’d. Notes, 144A(aa)	8.125	02/15/33	615	628,959

SK Invictus Intermediate II Sarl,
Sr. Sec’d. Notes, 144A	5.000	10/30/29	625	608,156

Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	198	197,377
Sr. Sec’d. Notes, 144A	8.875	11/15/31	620	652,760

Snap, Inc.,
Gtd. Notes, 144A	6.875	03/01/33	540	553,410

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 55

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Standard Building Solutions, Inc.,
Sr. Unsec’d. Notes, 144A	6.250%	08/01/33	680	$686,444
Sr. Unsec’d. Notes, 144A	6.500	08/15/32	580	592,325

Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	3.375	01/15/31	345	308,300
Sr. Unsec’d. Notes, 144A(aa)	4.375	07/15/30	825	781,124
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	601	593,646

Star Leasing Co. LLC,
Sec’d. Notes, 144A	7.625	02/15/30	715	705,637

Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	100	101,011
Sr. Unsec’d. Notes, 144A	6.500	07/01/30	275	282,887
Sr. Unsec’d. Notes, 144A	6.500	10/15/30	290	298,331
Sr. Unsec’d. Notes, 144A	7.250	04/01/29	400	418,791

STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	8.750	02/15/29	665	691,643

Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes, 144A(aa)	5.000	06/01/31	510	479,058

Sunoco LP,
Gtd. Notes, 144A	6.250	07/01/33	330	334,124

Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes(aa)	4.500	05/15/29	525	507,917
Gtd. Notes	4.500	04/30/30	75	71,855

SWF Holdings I Corp.,
Sr. Unsec’d. Notes, 144A(aa)	6.500	10/01/29	1,450	550,882

Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A(aa)	5.500	01/15/28	988	980,029
Gtd. Notes, 144A	6.000	12/31/30	50	48,997
Sr. Unsec’d. Notes, 144A	7.375	02/15/29	320	328,182

Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	525	529,241
Sr. Unsec’d. Notes, 144A(aa)	5.125	08/01/30	1,150	1,133,591

Tenet Healthcare Corp.,
Sr. Sec’d. Notes(aa)	4.250	06/01/29	1,830	1,765,395
Sr. Sec’d. Notes(aa)	4.375	01/15/30	1,175	1,130,169
Sr. Unsec’d. Notes(aa)	6.875	11/15/31	450	479,127

Tenneco, Inc.,
Sr. Sec’d. Notes, 144A(aa)	8.000	11/17/28	1,825	1,811,715

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Terex Corp.,
Gtd. Notes, 144A	6.250%	10/15/32	440	$440,647

Tidewater, Inc.,
Gtd. Notes, 144A	9.125	07/15/30	300	314,557

Titan International, Inc.,
Sr. Sec’d. Notes	7.000	04/30/28	650	648,238

TopBuild Corp.,
Gtd. Notes, 144A	4.125	02/15/32	325	299,534

TransDigm, Inc.,
Gtd. Notes(aa)	4.625	01/15/29	575	562,088
Sr. Sec’d. Notes, 144A(aa)	6.375	03/01/29	780	798,438
Sr. Sec’d. Notes, 144A	6.625	03/01/32	140	144,007
Sr. Sec’d. Notes, 144A	6.750	08/15/28	225	229,606

Transocean, Inc.,
Gtd. Notes, 144A	8.000	02/01/27	128	127,040
Gtd. Notes, 144A	8.250	05/15/29	1,020	958,861
Gtd. Notes, 144A	8.500	05/15/31	405	371,920
Sr. Sec’d. Notes, 144A	8.750	02/15/30	372	384,574

Tri Pointe Homes, Inc.,
Gtd. Notes	5.250	06/01/27	400	398,370

TriMas Corp.,
Gtd. Notes, 144A(aa)	4.125	04/15/29	225	215,863

United Airlines, Inc.,
Sr. Sec’d. Notes, 144A(aa)	4.375	04/15/26	1,260	1,252,381
Sr. Sec’d. Notes, 144A(aa)	4.625	04/15/29	236	230,336

United Rentals North America, Inc.,
Gtd. Notes(aa)	3.750	01/15/32	825	750,779
Gtd. Notes	3.875	02/15/31	752	701,812
Gtd. Notes(aa)	5.250	01/15/30	1,000	997,998

Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A(aa)	10.500	02/15/28	1,749	1,847,808

Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(aa)	8.000	08/15/28	445	457,278
Sr. Sec’d. Notes, 144A	9.375	08/01/32	1,395	1,447,511

UWM Holdings LLC,
Gtd. Notes, 144A	6.625	02/01/30	105	105,113

Valaris Ltd.,
Sec’d. Notes, 144A	8.375	04/30/30	300	310,500

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 57

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Valvoline, Inc.,
Sr. Unsec’d. Notes, 144A	3.625%	06/15/31	175	$157,553

Velocity Vehicle Group LLC,
Sr. Unsec’d. Notes, 144A	8.000	06/01/29	215	217,845

Venture Global LNG, Inc.,
Jr. Sub. Notes, 144A(aa)	9.000(ff)	09/30/29(oo)	1,775	1,774,751
Sr. Sec’d. Notes, 144A	7.000	01/15/30	460	466,551
Sr. Sec’d. Notes, 144A(aa)	9.500	02/01/29	1,080	1,177,570
Sr. Sec’d. Notes, 144A(aa)	9.875	02/01/32	720	776,862

Venture Global Plaquemines LNG LLC,
Sr. Sec’d. Notes, 144A	6.500	01/15/34	375	385,717
Sr. Sec’d. Notes, 144A	6.750	01/15/36	375	385,720
Sr. Sec’d. Notes, 144A	7.500	05/01/33	592	639,273
Sr. Sec’d. Notes, 144A	7.750	05/01/35	482	528,591

Veritiv Operating Co.,
Sr. Sec’d. Notes, 144A	10.500	11/30/30	310	336,093

Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	975	970,125
Sr. Unsec’d. Notes, 144A	7.000	02/15/29	425	428,272

Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625	02/15/29	200	198,926

Vistra Corp.,
Jr. Sub. Notes, 144A(aa)	7.000(ff)	12/15/26(oo)	2,000	2,018,672
Jr. Sub. Notes, 144A(aa)	8.000(ff)	10/15/26(oo)	875	892,734

Vistra Operations Co. LLC,
Gtd. Notes, 144A(aa)	4.375	05/01/29	975	944,909
Gtd. Notes, 144A(aa)	5.000	07/31/27	455	452,731

Vital Energy, Inc.,
Gtd. Notes	9.750	10/15/30	175	164,453

VOC Escrow Ltd.,
Sr. Sec’d. Notes, 144A	5.000	02/15/28	550	543,449

Voyager Parent LLC,
Sr. Sec’d. Notes, 144A	9.250	07/01/32	1,050	1,110,999

VT Topco, Inc.,
Sr. Sec’d. Notes, 144A	8.500	08/15/30	105	111,791

Warnermedia Holdings, Inc.,
Gtd. Notes	5.141	03/15/52	2,005	1,240,743

Waste Pro USA, Inc.,
Sr. Unsec’d. Notes, 144A	7.000	02/01/33	300	311,369

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

WESCO Distribution, Inc.,
Gtd. Notes, 144A	6.375%	03/15/29	140	$143,559
Gtd. Notes, 144A	6.375	03/15/33	390	399,286
Gtd. Notes, 144A	6.625	03/15/32	315	324,978

WEX, Inc.,
Gtd. Notes, 144A	6.500	03/15/33	305	309,001

Whirlpool Corp.,
Sr. Unsec’d. Notes	6.125	06/15/30	145	144,660
Sr. Unsec’d. Notes	6.500	06/15/33	300	295,336

White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A	6.875	10/15/28	475	473,962

Windsor Holdings III LLC,
Sr. Sec’d. Notes, 144A(aa)	8.500	06/15/30	575	610,474

Windstream Services LLC/Windstream Escrow Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	8.250	10/01/31	710	743,874

Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29	1,525	1,374,015

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A(aa)	5.125	10/01/29	710	704,311
Gtd. Notes, 144A	6.250	03/15/33	445	446,133
Gtd. Notes, 144A	7.125	02/15/31	335	356,245

XPO, Inc.,
Gtd. Notes, 144A(aa)	7.125	06/01/31	200	207,028
Gtd. Notes, 144A	7.125	02/01/32	140	145,750

				237,106,116

Vietnam 0.2%

Mong Duong Finance Holdings BV,
Sr. Sec’d. Notes, 144A (aa)	5.125	05/07/29	1,037	1,013,050

Zambia 0.5%

First Quantum Minerals Ltd.,
Gtd. Notes, 144A	6.875	10/15/27	766	765,042
Gtd. Notes, 144A(aa)	8.000	03/01/33	835	860,050

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 59

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Zambia (cont’d.)

First Quantum Minerals Ltd., (cont’d.)
Gtd. Notes, 144A(aa)	8.625%	06/01/31		375	$389,063
Sec’d. Notes, 144A	9.375	03/01/29		680	718,250

					2,732,405

TOTAL CORPORATE BONDS (cost $471,213,281)					461,562,325

FLOATING RATE AND OTHER LOANS 5.9%

Canada 0.0%

Kronos Acquisition Holdings, Inc.,
Initial Loan 2024, 3 Month SOFR + 4.000%	8.296(c)	07/08/31		298	255,073

Jamaica 0.4%

Digicel International Finance Ltd.,
Initial Term Loan, 3 Month SOFR + 7.500%	11.808(c)	05/25/27		988	983,159
Term B Loan^	— (p)	08/06/32		1,330	1,326,675

					2,309,834

Netherlands 0.7%

Cuppa Bidco BV,
Facility B1 (EUR), 6 Month EURIBOR + 4.750%	6.787(c)	06/29/29	EUR	2,900	2,768,678

International Park Holdings BV,
2025 Facility B, 6 Month EURIBOR + 5.500%^	7.537(c)	01/30/32	EUR	1,025	1,159,449

					3,928,127

Switzerland 0.1%

Consolidated Energy Finance SA,
2024 Incremental Term Loan, 3 Month SOFR + 4.500%	8.833(c)	11/15/30		633	596,357

United Kingdom 1.2%

Connect Finco Sarl,
Amendment No. 4 Term Loan, 1 Month SOFR + 4.500%	8.856(c)	09/27/29		1,184	1,158,533

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

United Kingdom (cont’d.)

Doncasters US Finance LLC,
2025 Term Loan, 3 Month SOFR + 6.500%^	10.796%(c)	04/23/30		120	$120,897
Initial Term Loan, 3 Month SOFR + 6.500%	10.796(c)	04/23/30		2,449	2,473,490

Hurricane CleanCo Ltd.,
Facility A^	12.500	10/31/29	GBP	921	1,253,000

IVC Acquisition Ltd.,
Facility B13, SONIA + 5.119%	9.346(c)	12/12/28	GBP	950	1,256,360

					6,262,280

United States 3.5%

American Bath/CP Atlas Buyer Inc.,
2025 Term B Loan, 1 Month SOFR + 5.250%	9.606(c)	07/08/30		450	427,500

Bingo Holdings I LLC,
Term Loan, 3 Month SOFR + 4.750%	9.046(c)	06/30/32		525	525,437

Clarios Global LP,
Amendment No. 6 Dollar Term Loan, 1 Month SOFR + 2.750%	7.106(c)	01/28/32		625	625,261

ClubCorp Holdings, Inc.,
Term Loan, 2 Month SOFR + 5.000%^	9.328(c)	07/10/32		562	557,404

CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	8.842(c)	01/18/28		3,765	3,754,176

Diamond Sports Net LLC,
First Lien Exit Term Loan	15.000	01/02/28		212	184,277

Eco Material Technologies, Inc.,
Initial Term Loan, 6 Month SOFR + 3.250%	7.467(c)	02/12/32		587	588,467

Foundation Building Materials, Inc.,
2025 Incremental Term Loan, 3 Month SOFR + 5.250%	9.546(c)	01/29/31		70	68,512

GFL Environmental, Inc.,
Initial Term Loan, 3 Month SOFR + 2.500%	6.824(c)	03/03/32		350	350,000

Great Outdoors Group LLC,
Term B-3 Loan, 1 Month SOFR + 3.250%	7.606(c)	01/23/32		207	206,910

Heritage Power LLC,
Term Loan, 3 Month SOFR + 5.500%^	9.796(c)	07/20/28		279	275,195

Hilcorp Energy I LP,
Term B Loan, 1 Month SOFR + 2.000%	6.343(c)	02/11/30		324	324,390

Level 3 Financing, Inc.,
Term B-3 Loan, 1 Month SOFR + 4.250%	8.606(c)	03/27/32		400	401,600

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 61

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

United States (cont’d.)

LifePoint Health, Inc.,
Term B Loan, 3 Month SOFR + 3.750%	8.068%(c)	05/16/31	124	$123,805
Likewize Corp.,
Closing Date Term Loan, 3 Month SOFR + 5.750%	10.033(c)	08/15/29	151	146,483
Magnera Corp.,
New Term Loan, 3 Month SOFR + 4.250%	8.583(c)	11/04/31	323	320,849
McAfee Corp.,
Refinancing Tranche B-1, 1 Month SOFR + 3.000%	7.327(c)	03/01/29	1,901	1,823,024
MPH Acquisition Holdings LLC,
First Term Out Loan, 3 Month SOFR + 3.750%	8.058(c)	12/31/30	343	341,770
Second Out Term Loan, 3 Month SOFR + 4.862%	9.170(c)	12/31/30	433	385,839
NCR Atleos Corp.,
Term B Loan, 3 Month SOFR + 3.750%	8.058(c)	04/16/29	533	537,067
Quikrete Holdings, Inc.,
Tranche B-3 Term Loan, 1 Month SOFR + 2.250%	6.606(c)	02/10/32	374	373,699
Radiate Holdco LLC,
First Out Term Loan, 1 Month SOFR + 3.614%	9.471(c)	09/25/29	3,287	2,841,720
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%	9.721(c)	07/14/28	1,103	1,024,071
SWF Holdings I Corp.,
Tranche A-1 Term Loan, 1 Month SOFR + 4.500%	8.856(c)	12/18/29	129	128,250
Tenneco, Inc.,
Term A Loan, 3 Month SOFR + 4.850%	9.172(c)	11/17/28	418	410,983
Venator Finance Sarl,
Initial First-Out Term Loan, 3 Month SOFR + 10.000%^	14.318(c)	12/31/25	593	562,958
Term Loan, 3 Month SOFR + 2.000%^	14.318(c)	10/12/28	845	591,391
Venator Materials LLC,
First Out Term B Loan, 3 Month SOFR + 2.000%^	14.296(c)	07/16/26	596	566,043
Vista Management Holding, Inc.,
Initial Term Loan, 3 Month SOFR + 3.750%	8.041(c)	04/01/31	150	150,187

				18,617,268

TOTAL FLOATING RATE AND OTHER LOANS (cost $31,821,060)				31,968,939

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS 20.9%

Angola 0.9%

Angolan Government International Bond,
Sr. Unsec’d. Notes	8.250%	05/09/28	2,760	$2,670,300
Sr. Unsec’d. Notes	8.750	04/14/32	390	354,046
Sr. Unsec’d. Notes	9.375	05/08/48	550	446,359
Sr. Unsec’d. Notes	9.500	11/12/25	265	266,492
Sr. Unsec’d. Notes, EMTN	8.000	11/26/29	1,215	1,132,611

				4,869,808

Argentina 3.3%

Argentine Republic Government International Bond,
Sr. Unsec’d. Notes	0.750(cc)	07/09/30	5,286	4,062,687
Sr. Unsec’d. Notes	1.000	07/09/29	990	800,564
Sr. Unsec’d. Notes	4.125(cc)	07/09/35	1,864	1,223,679
Sr. Unsec’d. Notes	5.000	01/09/38	13,769	9,604,828
Provincia de Buenos Aires,
Sr. Unsec’d. Notes, 144A, MTN	6.625	09/01/37	1,208	855,597
Sr. Unsec’d. Notes, EMTN	6.625(cc)	09/01/37	1,101	779,455
Provincia de Cordoba,
Sr. Unsec’d. Notes, 144A	9.750	07/02/32	540	543,753

				17,870,563

Bahrain 0.2%

Bahrain Government International Bond,
Sr. Unsec’d. Notes(aa)	6.750	09/20/29	1,240	1,272,934

Brazil 1.3%

Brazilian Government International Bond,
Sr. Unsec’d. Notes(aa)	3.875	06/12/30	2,835	2,670,570
Sr. Unsec’d. Notes(aa)	5.625	01/07/41	1,500	1,339,500
Sr. Unsec’d. Notes(aa)	6.125	01/22/32	1,050	1,068,900
Sr. Unsec’d. Notes(aa)	6.625	03/15/35	1,170	1,175,850
Sr. Unsec’d. Notes(aa)	7.125	05/13/54	780	748,020

				7,002,840

Colombia 1.8%

Colombia Government International Bond,
Sr. Unsec’d. Notes(aa)	3.000	01/30/30	4,610	4,047,580

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 63

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Colombia (cont’d.)

Colombia Government International Bond, (cont’d.)
Sr. Unsec’d. Notes(aa)	4.500%	03/15/29	1,770	$1,694,775
Sr. Unsec’d. Notes(aa)	6.125	01/18/41	2,645	2,213,865
Sr. Unsec’d. Notes(aa)	7.375	09/18/37	780	759,385
Sr. Unsec’d. Notes	7.500	02/02/34	430	436,450
Sr. Unsec’d. Notes	8.500	04/25/35	645	683,700

				9,835,755

Costa Rica 0.3%

Costa Rica Government International Bond,
Sr. Unsec’d. Notes	6.550	04/03/34	520	542,880
Unsec’d. Notes, 144A	7.300	11/13/54	800	829,860

				1,372,740

Dominican Republic 1.3%

Dominican Republic International Bond,
Sr. Unsec’d. Notes	4.500	01/30/30	2,000	1,907,000
Sr. Unsec’d. Notes	4.875	09/23/32	860	794,715
Sr. Unsec’d. Notes	6.850	01/27/45	800	801,000
Sr. Unsec’d. Notes	7.450	04/30/44	2,060	2,171,755
Sr. Unsec’d. Notes, 144A	5.875	01/30/60	855	720,765
Sr. Unsec’d. Notes, 144A	7.050	02/03/31	320	336,640

				6,731,875

Ecuador 0.7%

Ecuador Government International Bond,
Sr. Unsec’d. Notes	5.000(cc)	07/31/40	850	529,392
Sr. Unsec’d. Notes	6.900	07/31/30	720	630,000
Sr. Unsec’d. Notes, 144A	5.000(cc)	07/31/40	901	561,417
Sr. Unsec’d. Notes, 144A	6.900	07/31/30	580	507,627
Sr. Unsec’d. Notes, 144A	6.900(cc)	07/31/35	1,829	1,360,643
Sr. Unsec’d. Notes, 144A	5.583(s)	07/31/30	414	296,695

				3,885,774

Egypt 1.7%

Egypt Government International Bond,
Sr. Unsec’d. Notes	7.625	05/29/32	290	272,510

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Egypt (cont’d.)

Egypt Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	8.500%	01/31/47		605	$493,786
Sr. Unsec’d. Notes	8.700	03/01/49		1,030	848,782
Sr. Unsec’d. Notes	8.875	05/29/50		525	438,874
Sr. Unsec’d. Notes, 144A, MTN	6.375	04/11/31	EUR	3,195	3,388,170
Sr. Unsec’d. Notes, EMTN	5.625	04/16/30	EUR	3,360	3,556,435

					8,998,557

El Salvador 0.5%

El Salvador Government International Bond,
Sr. Unsec’d. Notes	8.250	04/10/32		1,510	1,541,619
Sr. Unsec’d. Notes	9.250	04/17/30		1,000	1,053,500

					2,595,119

Gabon 0.0%

Gabon Government International Bond,
Sr. Unsec’d. Notes, 144A	6.625	02/06/31		200	163,812

Ghana 0.9%

Ghana Government International Bond,
Sr. Unsec’d. Notes	5.000(cc)	07/03/29		1,400	1,326,500
Sr. Unsec’d. Notes	5.000(cc)	07/03/35		545	437,124
Sr. Unsec’d. Notes, 144A	5.000(cc)	07/03/29		1,521	1,441,242
Sr. Unsec’d. Notes, 144A	5.000(cc)	07/03/35		2,083	1,671,017
Sr. Unsec’d. Notes, 144A	4.959(s)	01/03/30		206	171,196

					5,047,079

Guatemala 0.2%

Guatemala Government Bond,
Sr. Unsec’d. Notes	4.375	06/05/27		590	580,413
Sr. Unsec’d. Notes	4.900	06/01/30		450	442,800
Sr. Unsec’d. Notes	6.125	06/01/50		300	274,314

					1,297,527

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 65

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Honduras 0.2%

Honduras Government International Bond,
Sr. Unsec’d. Notes	6.250%	01/19/27		930	$927,322

Ivory Coast 1.2%

Ivory Coast Government International Bond,
Sr. Unsec’d. Notes	4.875	01/30/32	EUR	1,285	1,349,493
Sr. Unsec’d. Notes	5.250	03/22/30	EUR	2,480	2,754,999
Sr. Unsec’d. Notes	5.875	10/17/31	EUR	1,245	1,380,390
Sr. Unsec’d. Notes	6.875	10/17/40	EUR	545	545,182
Sr. Unsec’d. Notes, 144A	8.075	04/01/36		410	403,440

					6,433,504

Jordan 0.1%

Jordan Government International Bond,
Sr. Unsec’d. Notes, 144A	7.500	01/13/29		515	531,320

Kenya 0.0%

Republic of Kenya Government International Bond,
Sr. Unsec’d. Notes, 144A	9.500	03/05/36		245	235,661

Lebanon 0.3%

Lebanon Government International Bond,
Sr. Unsec’d. Notes, EMTN	6.100	10/04/22(d)		2,000	370,000
Sr. Unsec’d. Notes, GMTN	6.250	05/27/22(d)		2,550	471,750
Sr. Unsec’d. Notes, GMTN	6.650	11/03/28(d)		275	50,875
Sr. Unsec’d. Notes, GMTN	7.050	11/02/35(d)		1,105	204,425
Sr. Unsec’d. Notes, Series 15Y	6.750	11/29/27(d)		450	83,250
Sr. Unsec’d. Notes, Series 15Y	7.000	03/23/32(d)		2,345	433,825
Sr. Unsec’d. Notes, Series 20Y	7.250	03/23/37(d)		725	134,125

					1,748,250

Mongolia 0.0%

Mongolia Government International Bond,
Sr. Unsec’d. Notes, 144A	7.875	06/05/29		205	215,799

Morocco 0.2%

Morocco Government International Bond,
Sr. Unsec’d. Notes	6.500	09/08/33		790	835,686

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Nigeria 0.2%

Nigeria Government International Bond,
Sr. Unsec’d. Notes	7.143%	02/23/30		285	$277,641
Sr. Unsec’d. Notes	7.875	02/16/32		600	584,628

					862,269

Pakistan 0.4%

Pakistan Government International Bond,
Sr. Unsec’d. Notes	8.250	09/30/25		490	490,490
Sr. Unsec’d. Notes, EMTN	6.000	04/08/26		1,070	1,068,395
Sr. Unsec’d. Notes, EMTN	7.375	04/08/31		460	430,100

					1,988,985

Paraguay 0.4%

Paraguay Government International Bond,
Sr. Unsec’d. Notes	6.100	08/11/44		950	921,169
Sr. Unsec’d. Notes, 144A	6.000	02/09/36		800	819,200
Sr. Unsec’d. Notes, 144A	6.650	03/04/55		200	203,200

					1,943,569

Romania 0.7%

Romanian Government International Bond,
Sr. Unsec’d. Notes, 144A	7.125	01/17/33		3,374	3,577,452

Senegal 0.1%

Senegal Government International Bond,
Sr. Unsec’d. Notes	4.750	03/13/28	EUR	345	339,096
Sr. Unsec’d. Notes	5.375	06/08/37	EUR	525	398,799

					737,895

Serbia 0.5%

Serbia International Bond,
Sr. Unsec’d. Notes	1.500	06/26/29	EUR	1,490	1,567,673
Sr. Unsec’d. Notes, 144A	6.500	09/26/33		1,170	1,238,033

					2,805,706

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 67

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

South Africa 0.4%

Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes	7.100%	11/19/36	550	$546,013
Sr. Unsec’d. Notes	7.950	11/19/54	400	380,800
Sr. Unsec’d. Notes, 144A(aa)	7.950	11/19/54	1,120	1,066,240
Sr. Unsec’d. Notes, Series 30Y	7.300	04/20/52	200	180,400

				2,173,453

Sri Lanka 0.3%

Sri Lanka Government International Bond,
Sr. Unsec’d. Notes, 144A	3.100(cc)	01/15/30	185	167,254
Sr. Unsec’d. Notes, 144A	3.350(cc)	03/15/33	747	610,436
Sr. Unsec’d. Notes, 144A	3.600(cc)	05/15/36	478	400,099
Sr. Unsec’d. Notes, 144A	3.600(cc)	02/15/38	322	269,298
Sr. Unsec’d. Notes, 144A	4.000	04/15/28	174	165,406

				1,612,493

Turkey 2.0%

Turkiye Government International Bond,
Sr. Unsec’d. Notes(aa)	7.125	07/17/32	1,570	1,581,775
Sr. Unsec’d. Notes(aa)	9.125	07/13/30	1,625	1,806,854
Sr. Unsec’d. Notes, Series 06Y(aa)	9.375	03/14/29	510	563,040
Sr. Unsec’d. Notes, Series 10Y(aa)	5.950	01/15/31	1,660	1,613,105
Sr. Unsec’d. Notes, Series 10Y(aa)	7.625	05/15/34	1,195	1,236,825
Sr. Unsec’d. Notes, Series 10Y(aa)	9.375	01/19/33	1,650	1,877,390
Sr. Unsec’d. Notes, Series 30Y(aa)	5.750	05/11/47	2,115	1,616,389
Turkiye Ihracat Kredi Bankasi A/S,
Sr. Unsec’d. Notes, 144A, MTN	9.000	01/28/27	490	512,971

				10,808,349

Ukraine 0.4%

Ukraine Government International Bond,
Sr. Unsec’d. Notes	0.000(cc)	02/01/35	680	321,300
Sr. Unsec’d. Notes	4.500(cc)	02/01/29	170	103,700
Sr. Unsec’d. Notes	4.500(cc)	02/01/34	240	123,600
Sr. Unsec’d. Notes, 144A	0.000(cc)	02/01/30	172	81,283
Sr. Unsec’d. Notes, 144A	0.000(cc)	02/01/34	643	242,673

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Ukraine (cont’d.)

Ukraine Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, 144A	0.000%(cc)	02/01/35	543	$256,685
Sr. Unsec’d. Notes, 144A	1.750(cc)	02/01/29	279	170,275
Sr. Unsec’d. Notes, 144A	1.750(cc)	02/01/34	950	489,126
Sr. Unsec’d. Notes, 144A	1.750(cc)	02/01/35	610	312,850
Sr. Unsec’d. Notes, 144A	1.750(cc)	02/01/36	515	260,045

				2,361,537

United Arab Emirates 0.2%

Finance Department Government of Sharjah,
Sr. Unsec’d. Notes, 144A	6.500	11/23/32	950	1,004,920

Zambia 0.2%

Zambia Government International Bond,
Unsec’d. Notes	5.750(cc)	06/30/33	498	461,974
Unsec’d. Notes, 144A	0.500	12/31/53	207	151,252
Unsec’d. Notes, 144A	5.750(cc)	06/30/33	757	700,984

				1,314,210

TOTAL SOVEREIGN BONDS (cost $114,825,814)				113,062,763

U.S. TREASURY OBLIGATIONS(k) 0.7%
U.S. Treasury Notes	3.500	09/30/26	550	546,026
U.S. Treasury Notes	3.750	06/30/27	1,250	1,245,361
U.S. Treasury Notes	4.250	11/30/26	1,950	1,953,656

TOTAL U.S. TREASURY OBLIGATIONS (cost $3,740,482)				3,745,043

			Shares

COMMON STOCKS 1.7%

Canada 0.0%

Mitel Networks International Ltd.*^			327	3

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 69

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Jamaica 0.2%

Digicel International Finance Ltd.*	171,102	$1,368,816

Luxembourg 0.1%

Intelsat Emergence SA*^	40,161	4
Intelsat Emergence SA*	40,161	468,137

		468,141

United States 1.4%

Cornerstone Chemical Co.*^	50,669	390,151
Diamond Sports Group LLC*(x)	30,779	412,962
Expand Energy Corp.	4,885	511,850
Ferrellgas Partners LP (Class B Stock)*(x)	10,866	1,436,478
GenOn Energy Holdings, Inc. (Class A Stock)*^(x)	14,397	431,910
Heritage Power LLC, Exit Financing - Participation on Account of Backstop Shares & Exit Financing - Reserve Shares*(x)	1,652	107,725
Heritage Power LLC, Exit Financing Participation Shares & Backstop Shares*(x)	37,551	2,448,644
Heritage Power LLC, Litigation Trust Interests*^(x)	43,215	21,608
TPC Group, Inc.*	48,777	1,161,502
Venator Materials PLC*^(x)	2,352	423,360

		7,346,190

TOTAL COMMON STOCKS (cost $5,865,311)		9,183,150

PREFERRED STOCKS 0.1%

Jamaica 0.1%

Digicel International Finance Ltd.*^	11,188	132,885

United States 0.0%

Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^(x)	123	123,000

TOTAL PREFERRED STOCKS (cost $163,910)		255,885

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Units	Value

WARRANTS* 0.0%

United States
Diamond Sports Group LLC, expiring 06/30/26(x) (cost $0)	57,566	$11,076

TOTAL LONG-TERM INVESTMENTS (cost $631,301,712)		623,483,784

	Shares

SHORT-TERM INVESTMENT 1.1%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 4.492%) (cost $5,796,853)(wb)	5,796,853	5,796,853

TOTAL INVESTMENTS 116.6% (cost $637,098,565)		629,280,637
Liabilities in excess of other assets(z) (16.6)%		(89,531,051)

NET ASSETS 100.0%		$539,749,586

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $9,024,888 and 1.7% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $219,617,684 segregated as collateral for amount of $100,000,000 borrowed and outstanding as of July 31, 2025.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2025.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(x)

The following represents restricted securities that are acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 71

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

(x) Restricted Securities:

Issuer Description	Acquisition Date	Original Cost	Market Value	Percentage of Net Assets

Diamond Sports Group LLC*	01/02/25	$80,588	$412,962	0.1%
Diamond Sports Group LLC, expiring 06/30/26*	01/02/25	—	11,076	0.0
Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^	06/26/24	124,230	123,000	0.0
Ferrellgas Partners LP (Class B Stock)*	09/15/15-07/26/24	2,827,347	1,436,478	0.3
GenOn Energy Holdings, Inc. (Class A Stock)*^	02/28/19	1,545,243	431,910	0.1
Heritage Power LLC, Exit Financing - Participation on Account of Backstop Shares & Exit Financing - Reserve Shares*	11/21/23	—	107,725	0.0
Heritage Power LLC, Exit Financing Participation Shares & Backstop Shares*	11/21/23	388,882	2,448,644	0.4
Heritage Power LLC, Litigation Trust Interests*^	11/21/23	21,608	21,608	0.0
Venator Materials PLC*^	03/08/19-10/19/23	2,477,338	423,360	0.1

Total		$7,465,236	$5,416,763	1.0%

(z) Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitments outstanding at July 31, 2025:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation

ClubCorp Holdings, Inc., Delayed Draw Term Loan, 1.000%, Maturity Date 07/31/32 (cost $36,108)^	37	$36,353	$245	$—
ClubCorp Holdings, Inc., Revolver Loan, 0.500%, Maturity Date 07/31/32 (cost $60,180)^	61	60,587	407	—
Doncasters US Finance LLC, 2025 Delayed Draw Term Loan, —%(p), Maturity Date 04/01/30 (cost $180,000)	180	181,800	1,800	—
SWF Holdings I Corp., Delayed Draw Term Loan, 2.250%, Maturity Date 12/19/29 (cost $171,428)	171	171,000	—	(428)

		$449,740	$2,452	$(428)

Futures contracts outstanding at July 31, 2025:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
147	2 Year U.S. Treasury Notes	Sep. 2025	$30,426,703	$(34,387)
90	5 Year Euro-Bobl	Sep. 2025	12,044,567	(75,601)
235	5 Year U.S. Treasury Notes	Sep. 2025	25,420,392	40,560

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Futures contracts outstanding at July 31, 2025 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
18	10 Year Euro-Bund	Sep. 2025	$2,664,246	$(18,857)
196	10 Year U.S. Treasury Notes	Sep. 2025	21,768,250	129,765
85	20 Year U.S. Treasury Bonds	Sep. 2025	9,705,937	173,536
38	30 Year U.S. Ultra Treasury Bonds	Sep. 2025	4,457,875	87,482
62	Euro Schatz Index	Sep. 2025	7,574,259	(25,170)

				277,328

Short Position:
50	10 Year U.K. Gilt	Sep. 2025	6,085,555	(117,588)

				$159,740

Forward foreign currency exchange contracts outstanding at July 31, 2025:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/04/25	BARC	GBP	600	$818,163	$792,415	$—	$(25,748)
Expiring 08/04/25	HSBC	GBP	104	141,338	137,247	—	(4,091)
Expiring 08/04/25	TD	GBP	30,156	40,539,181	39,827,224	—	(711,957)
Expiring 08/04/25	TD	GBP	2,225	3,022,730	2,938,538	—	(84,192)
Expiring 09/02/25	MSI	GBP	1,600	2,125,911	2,113,723	—	(12,188)
Euro,
Expiring 08/04/25	CITI	EUR	80,310	93,673,124	91,674,070	—	(1,999,054)
Expiring 08/04/25	HSBC	EUR	1,826	2,127,581	2,084,365	—	(43,216)
Expiring 08/04/25	HSBC	EUR	600	708,987	684,900	—	(24,087)
Expiring 08/04/25	JPM	EUR	1,000	1,180,062	1,141,500	—	(38,562)
Expiring 09/02/25	MSI	EUR	4,000	4,600,149	4,574,836	—	(25,313)

				$148,937,226	$145,968,818	—	(2,968,408)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/04/25	GSI	GBP	32,559	$44,300,577	$43,000,624	$1,299,953	$—
Expiring 08/04/25	HSBC	GBP	526	722,660	694,801	27,859	—

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 73

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Forward foreign currency exchange contracts outstanding at July 31, 2025 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 09/02/25	TD	GBP	30,156	$40,550,731	$39,838,844	$711,887	$—
Euro,
Expiring 08/04/25	BARC	EUR	2,600	3,056,735	2,968,143	88,592	—
Expiring 08/04/25	BARC	EUR	1,289	1,518,526	1,471,079	47,447	—
Expiring 08/04/25	BARC	EUR	759	892,898	866,419	26,479	—
Expiring 08/04/25	BARC	EUR	495	579,811	565,123	14,688	—
Expiring 08/04/25	BNP	EUR	96	112,475	109,559	2,916	—
Expiring 08/04/25	BNP	EUR	68	80,637	78,178	2,459	—
Expiring 08/04/25	JPM	EUR	4,481	5,201,311	5,114,820	86,491	—
Expiring 08/04/25	MSI	EUR	900	1,045,060	1,027,635	17,425	—
Expiring 08/04/25	MSI	EUR	853	1,002,273	974,017	28,256	—
Expiring 08/04/25	SSB	EUR	72,194	83,972,082	82,409,863	1,562,219	—
Expiring 09/02/25	CITI	EUR	80,310	93,854,987	91,851,414	2,003,573	—
Expiring 09/02/25	JPM	EUR	1,016	1,164,861	1,161,786	3,075	—

				$278,055,624	$272,132,305	5,923,319	—

						$5,923,319	$(2,968,408)

Credit default swap agreements outstanding at July 31, 2025:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at July 31, 2025(4)	Value at Trade Date	Value at July 31, 2025	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.HY.44.V1	06/20/30	5.000%(Q)	15,998	3.220%	$1,209,311	$1,248,739	$39,428
CDX.NA.IG.44.V1	06/20/30	1.000%(Q)	8,200	0.511%	149,623	187,132	37,509

					$1,358,934	$1,435,871	$76,937

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at July 31, 2025:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)/ 4.390%	MSI	09/22/25	23,000	$442,541	$—	$442,541
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 4.390%	BNP	09/22/25	(3,770)	(76,877)	—	(76,877)
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 4.390%	MSI	12/20/25	(3,000)	(109,194)	—	(109,194)

					$256,470	$—	$256,470

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 75

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$442,541	$(186,071)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$—	$1,449,054
JPS	142,000	1,770,005

Total	$142,000	$3,219,059

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Cayman Islands	$—	$3,694,603	$—
Corporate Bonds
Angola	—	1,004,400	—
Argentina	—	5,939,299	—
Australia	—	1,098,986	—
Brazil	—	13,496,887	—
Canada	—	18,143,776	—
Chile	—	1,405,466	—
China	—	492,750	—
Colombia	—	8,070,161	—
Costa Rica	—	522,180	—
Czech Republic	—	1,194,836	—

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Corporate Bonds (continued)
France	$—	$16,946,262	$—
Germany	—	1,305,859	—
Ghana	—	267,938	—
Guatemala	—	3,665,665	—
India	—	6,360,106	—
Ireland	—	2,975,547	—
Israel	—	3,722,500	—
Italy	—	2,287,866	—
Jamaica	—	3,817,098	—
Japan	—	8,219,042	—
Kuwait	—	866,716	—
Luxembourg	—	9,647,723	—
Macau	—	1,601,004	—
Mexico	—	25,883,341	—
Morocco	—	453,906	—
Netherlands	—	2,590,722	—
Nigeria	—	1,456,164	—
Panama	—	329,260	—
Peru	—	1,506,562	—
Russia	—	178,438	—
Serbia	—	414,768	—
Slovenia	—	4,265,273	—
South Africa	—	7,525,837	—
South Korea	—	335,780	—
Spain	—	3,187,335	—
Sweden	—	687,492	—
Switzerland	—	2,192,052	—
Thailand	—	3,011,174	—
Turkey	—	8,685,960	—
Ukraine	—	1,208,853	—
United Kingdom	—	43,745,770	—
United States	—	236,017,813	1,088,303
Vietnam	—	1,013,050	—
Zambia	—	2,732,405	—
Floating Rate and Other Loans
Canada	—	255,073	—
Jamaica	—	983,159	1,326,675
Netherlands	—	2,768,678	1,159,449
Switzerland	—	596,357	—
United Kingdom	—	4,888,383	1,373,897
United States	—	16,064,277	2,552,991

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 77

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds
Angola	$—	$4,869,808	$—
Argentina	—	17,870,563	—
Bahrain	—	1,272,934	—
Brazil	—	7,002,840	—
Colombia	—	9,835,755	—
Costa Rica	—	1,372,740	—
Dominican Republic	—	6,731,875	—
Ecuador	—	3,885,774	—
Egypt	—	8,998,557	—
El Salvador	—	2,595,119	—
Gabon	—	163,812	—
Ghana	—	5,047,079	—
Guatemala	—	1,297,527	—
Honduras	—	927,322	—
Ivory Coast	—	6,433,504	—
Jordan	—	531,320	—
Kenya	—	235,661	—
Lebanon	—	1,748,250	—
Mongolia	—	215,799	—
Morocco	—	835,686	—
Nigeria	—	862,269	—
Pakistan	—	1,988,985	—
Paraguay	—	1,943,569	—
Romania	—	3,577,452	—
Senegal	—	737,895	—
Serbia	—	2,805,706	—
South Africa	—	2,173,453	—
Sri Lanka	—	1,612,493	—
Turkey	—	10,808,349	—
Ukraine	—	2,361,537	—
United Arab Emirates	—	1,004,920	—
Zambia	—	1,314,210	—
U.S. Treasury Obligations	—	3,745,043	—
Common Stocks
Canada	—	—	3
Jamaica	—	1,368,816	—
Luxembourg	—	468,137	4
United States	511,850	5,567,311	1,267,029
Preferred Stocks
Jamaica	—	—	132,885
United States	—	—	123,000

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Warrants
United States	$—	$11,076	$—
Short-Term Investment
Affiliated Mutual Fund	5,796,853	—	—

Total	$6,308,703	$613,947,698	$9,024,236

Other Financial Instruments*
Assets
Unfunded Loan Commitments	$—	$1,800	$652
Futures Contracts	431,343	—	—
OTC Forward Foreign Currency Exchange Contracts	—	5,923,319	—
Centrally Cleared Credit Default Swap Agreements	—	76,937	—
OTC Total Return Swap Agreement	—	442,541	—

Total	$431,343	$6,444,597	$652

Liabilities
Unfunded Loan Commitment	$—	$(428)	$—
Futures Contracts	(271,603)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(2,968,408)	—
OTC Total Return Swap Agreements	—	(186,071)	—

Total	$(271,603)	$(3,154,907)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds- Jamaica	Corporate Bonds- United States	Floating Rate and Other Loans- Jamaica	Floating Rate and Other Loans- Netherlands	Floating Rate and Other Loans- United Kingdom
Balance as of 07/31/24	$169	$941,994	$—	$—	$1,112,027
Realized gain (loss)	(293)	(52,356)	875	—	7
Change in unrealized appreciation (depreciation)	633	(163,451)	9,975	106,094	66,875
Purchase/Exchange/Issuances	—	983,836	1,386,000	1,051,912	189,911
Sales/Paydowns	(509)	(936,738)	(70,175)	—	(300)

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 79

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

	Corporate Bonds- Jamaica	Corporate Bonds- United States	Floating Rate and Other Loans- Jamaica	Floating Rate and Other Loans- Netherlands	Floating Rate and Other Loans- United Kingdom
Accrued discount/premium	$—	$314,373	$—	$1,443	$5,377
Transfer into Level 3*	—	645	—	—	—
Transfer out of Level 3*	—	—	—	—	—

Balance as of 07/31/25	$—	$1,088,303	$1,326,675	$1,159,449	$1,373,897

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$(163,451)	$9,975	$106,094	$66,875

	Floating Rate and Other Loans- United States	Common Stocks- Canada	Common Stocks- Jamaica	Common Stocks- Luxembourg	Common Stocks- United States

Balance as of 07/31/24	$803,527	$—	$426,044	$—	$8,216,522
Realized gain (loss)	—	—	—	429,771	—
Change in unrealized appreciation (depreciation)	(265,512)	(399)	—	(204,764)	(1,607,439)
Purchase/Exchange/Issuances	1,445,843	402	—	—	—
Sales/Paydowns	(236,302)	—	—	(2,153,229)	—
Accrued discount/premium	33,106	—	—	—	—
Transfer into Level 3*	772,329	—	—	1,928,226	—
Transfer out of Level 3*	—	—	(426,044)	—	(5,342,054)

Balance as of 07/31/25	$2,552,991	$3	$—	$4	1,267,029

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(265,512)	$(399)	$—	$(204,764)	$(1,607,439)

	Preferred Stocks- Jamaica	Preferred Stocks- United States	Unfunded Loan Commitments

Balance as of 07/31/24	$193,383	$123,000	$—
Realized gain (loss)	8,813	—	—
Change in unrealized appreciation (depreciation)	10,002	—	652
Purchase/Exchange/Issuances	—	—	—
Sales/Paydowns	(79,313)	—	—
Accrued discount/premium	—	—	—
Transfer into Level 3*	—	—	—
Transfer out of Level 3*	—	—	—

Balance as of 07/31/25	$132,885	$123,000	$652

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

	Preferred Stocks- Jamaica	Preferred Stocks- United States	Unfunded Loan Commitments

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$10,002	$—	$652

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of July 31, 2025	Valuation Approach	Valuation Methodology	Unobservable Inputs	Inputs (Range)

Corporate Bonds - United States	$1,088,297	Market	Enterprise Value	EBITDA Multiple	7.3x
Corporate Bonds - United States	6	Market	Recovery Value	Recovery Rate	NA
Floating Rate and Other Loans - Netherlands	1,159,449	Market	Comparable Bond	Yield Curve Spread Discount	50 bps
Floating Rate and Other Loans - United Kingdom	1,253,000	Market	Enterprise Value	EBITDA Multiple	9.5x
Common Stocks - Luxembourg	4	Market	Recovery Value	Recovery Rate	NA
Common Stocks - United States	390,151	Market	Enterprise Value	EBITDA Multiple	10x
Common Stocks - United States	21,608	Market	Enterprise Value	Recovery Rate	0.50%
Preferred Stocks - Jamaica	132,885	Market	Enterprise Value	Recovery Rate	11.88%
Preferred Stocks - United States	123,000	Market	Transaction Based	Unadjusted Price	NA

	$4,168,400

**	The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 81

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

brokers. As of July 31, 2025, the aggregate value of these securities and/or derivatives was $4,856,488. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2025 were as follows:

Sovereign Bonds	20.9%
Oil & Gas	9.8
Telecommunications	7.6
Media	6.2
Retail	6.1
Chemicals	5.2
Diversified Financial Services	4.9
Electric	4.0
Commercial Services	3.0
Home Builders	2.7
Real Estate	2.6
Healthcare-Services	2.5
Entertainment	2.4
Foods	2.4
Auto Manufacturers	2.3
Pharmaceuticals	2.2
Mining	2.2
Pipelines	1.9
Banks	1.7
Leisure Time	1.5
Packaging & Containers	1.5
Building Materials	1.4
Auto Parts & Equipment	1.2
Iron/Steel	1.2
Affiliated Mutual Fund	1.1
Aerospace & Defense	1.0
Insurance	1.0
Internet	1.0
Real Estate Investment Trusts (REITs)	1.0
Engineering & Construction	0.9
Lodging	0.8
Holding Companies-Diversified	0.8
Airlines	0.8
Computers	0.8
U.S. Treasury Obligations	0.7
Collateralized Loan Obligations	0.7
Housewares	0.6
Transportation	0.6

Oil, Gas & Consumable Fuels	0.6%
Metal Fabricate/Hardware	0.5
Healthcare-Products	0.5
Environmental Control	0.5
Miscellaneous Manufacturing	0.5
Advertising	0.4
Software	0.4
Wireless Telecommunication Services	0.4
Household Products/Wares	0.4
Machinery-Diversified	0.4
Gas	0.3
Apparel	0.3
Gas Utilities	0.3
Investment Companies	0.2
Distribution/Wholesale	0.2
Electrical Components & Equipment	0.2
Forest Products & Paper	0.2
Beverages	0.2
Energy-Alternate Sources	0.1
Coal	0.1
Electronics	0.1
Machinery-Construction & Mining	0.1
Home Furnishings	0.1
Electric Utilities	0.1
Interactive Media & Services	0.1
Agriculture	0.1
Oil & Gas Services	0.1
Semiconductors	0.0 *
Electronic Equipment, Instruments & Components	0.0 *

116.6
Liabilities in excess of other assets	(16.6)

100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2025 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$76,937	*	—	$—

Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	5,923,319		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,968,408
Interest rate contracts	Due from/to broker-variation margin futures	431,343	*	Due from/to broker-variation margin futures	271,603	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	442,541		Unrealized depreciation on OTC swap agreements	186,071

		$6,874,140			$3,426,082

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2025 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$34,610	$—	$—	$736,078
Foreign exchange contracts	—	—	(8,362,615)	—
Interest rate contracts	—	113,992	—	(25,931)

Total	$34,610	$113,992	$(8,362,615)	$710,147

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 83

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$43,260
Foreign exchange contracts	—	4,128,203	—
Interest rate contracts	(1,481,555)	—	849,513

Total	$(1,481,555)	$4,128,203	$892,773

For the year ended July 31, 2025, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Written (1)	$1,236,000
Futures Contracts - Long Positions (1)	103,743,025
Futures Contracts - Short Positions (1)	6,139,550
Forward Foreign Currency Exchange Contracts - Purchased (2)	123,950,112
Forward Foreign Currency Exchange Contracts - Sold (2)	242,088,267
Credit Default Swap Agreements - Buy Protection (1)	6,950,000
Credit Default Swap Agreements - Sell Protection (1)	14,324,200
Total Return Swap Agreements (1)	14,269,000

*	Average volume is based on average quarter end balances for the year ended July 31, 2025.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$177,206	$ (25,748)	$151,458	$—	$151,458
BNP	5,375	(76,877)	(71,502)	71,502	—
CITI	2,003,573	(1,999,054)	4,519	—	4,519
GSI	1,299,953	—	1,299,953	(850,912)	449,041

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
HSBC	$27,859	$(71,394)	$(43,535)	$—	$(43,535)
JPM	89,566	(38,562)	51,004	—	51,004
MSI	488,222	(146,695)	341,527	(341,527)	—
SSB	1,562,219	—	1,562,219	(1,085,845)	476,374
TD	711,887	(796,149)	(84,262)	—	(84,262)

	$6,365,860	$(3,154,479)	$3,211,381	$(2,206,782)	$1,004,599

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 85

PGIM Global High Yield Fund, Inc.

Statement of Assets & Liabilities

as of July 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $631,301,712)	$623,483,784
Affiliated investments (cost $5,796,853)	5,796,853
Cash	98,787
Foreign currency, at value (cost $4,330,944)	4,333,528
Cash segregated for counterparty - OTC	93,000
Dividends and interest receivable	9,665,331
Unrealized appreciation on OTC forward foreign currency exchange contracts	5,923,319
Receivable for investments sold	2,892,248
Unrealized appreciation on OTC swap agreements	442,541
Deposit with broker for centrally cleared/exchange-traded derivatives	142,000
Due from broker—variation margin futures	47,916
Tax reclaim receivable	3,784
Unrealized appreciation on unfunded loan commitments	2,452
Prepaid expenses and other assets	16,577

Total Assets	652,942,120

Liabilities

Loan payable	100,000,000
Payable for investments purchased	8,858,288
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,968,408
Management fee payable	459,961
Interest payable	447,000
Unrealized depreciation on OTC swap agreements	186,071
Accrued expenses and other liabilities	105,144
Dividends and Distributions payable	100,098
Deferred directors’ fees and directors’ fees payable	60,430
Due to broker—variation margin swaps	6,706
Unrealized depreciation on unfunded loan commitments	428

Total Liabilities	113,192,534

Net Assets	$539,749,586

Net assets were comprised of:
Common stock, at par	$40,954
Paid-in capital in excess of par	738,416,903
Total distributable earnings (loss)	(198,708,271)

Net assets, July 31, 2025	$539,749,586

Net asset value and redemption price per share ($539,749,586 ÷ 40,953,530 shares of common stock issued and outstanding)	$13.18

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Statement of Operations

Year Ended July 31, 2025

Net Investment Income (Loss)

Income
Interest income (net of $173 foreign withholding tax)	$50,548,290
Unaffiliated dividend income	405,432
Affiliated dividend income	259,643

Total income	51,213,365

Expenses
Management fee	5,682,812
Interest expense	7,255,360
Professional fees	123,947
Custodian and accounting fees	80,783
Shareholders’ reports	73,723
Audit fee	52,701
Exchange listing fees	39,850
Transfer agent’s fees and expenses	22,814
Directors’ fees	12,570
Miscellaneous	60,168

Total expenses	13,404,728

Net investment income (loss)	37,808,637

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(20,668,141)
Futures transactions	113,992
Forward currency contract transactions	(8,362,615)
Options written transactions	34,610
Swap agreement transactions	710,147
Foreign currency transactions	146,075

(28,025,932)

Net change in unrealized appreciation (depreciation) on:
Investments	42,892,022
Futures	(1,481,555)
Forward currency contracts	4,128,203
Swap agreements	892,773
Foreign currencies	(45,328)
Unfunded loan commitments	1,189

46,387,304

Net gain (loss) on investment and foreign currency transactions	18,361,372

Net Increase (Decrease) In Net Assets Resulting From Operations	$56,170,009

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 87

PGIM Global High Yield Fund, Inc.

Statements of Changes in Net Assets

	Year Ended July 31,
	2025	2024
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$37,808,637	$35,153,974
Net realized gain (loss) on investment and foreign currency transactions	(28,025,932)	(29,961,207)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	46,387,304	62,627,031

Net increase (decrease) in net assets resulting from operations	56,170,009	67,819,798

Dividends and Distributions
Distributions from distributable earnings	(35,642,453)	(37,268,582)
Tax return of capital distributions	(15,930,862)	(14,295,506)

Total dividends and distributions	(51,573,315)	(51,564,088)

Fund share transactions
Net asset value of shares issued in reinvestment of dividends and distributions [29,651 and 0 shares, respectively]	388,886	—

Total increase (decrease)	4,985,580	16,255,710

Net Assets:

Beginning of year	534,764,006	518,508,296

End of year	$539,749,586	$534,764,006

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Statement of Cash Flows

Year Ended July 31, 2025

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$56,170,009

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments, net of amounts receivable	384,719,085
Purchases of long-term portfolio investments, net of amounts payable	(312,874,249)
Net proceeds (purchases) of short-term portfolio investments	538,737
Net premiums (paid) received for swap agreements	753,407
Net premiums (paid) received for options written	34,610
Amortization of premium and accretion of discount on portfolio investments	(6,113,869)
Net realized (gain) loss on investment transactions	20,668,141
Net realized (gain) loss on futures transactions	(113,992)
Net realized (gain) loss on options written transactions	(34,610)
Net realized (gain) loss on forward currency contract transactions	8,362,615
Net realized (gain) loss on swap agreement transactions	(710,147)
Net realized (gain) loss on foreign currency transactions	(146,075)
Net change in unrealized (appreciation) depreciation on investments	(42,892,022)
Net change in unrealized (appreciation) depreciation on futures	1,481,555
Net change in unrealized (appreciation) depreciation on forward currency contracts	(4,128,203)
Net change in unrealized (appreciation) depreciation on swap agreements	(892,773)
Net change in unrealized (appreciation) depreciation on foreign currencies	45,328
Net change in unrealized (appreciation) depreciation on unfunded loan commitments	(1,189)
(Increase) Decrease In Assets:
Dividends and interest receivable	1,233,914
Tax reclaim receivable	10,412
Prepaid expenses and other assets	(16,577)
Increase (Decrease) In Liabilities:
Management fee payable	(25,903)
Interest payable	(326,011)
Accrued expenses and other liabilities	(104,820)
Dividends and Distributions payable	5,265
Deferred directors’ fees and directors’ fees payable	1,801
Due to broker - variation margin swaps	6,706

Total adjustments	49,481,136

Net cash provided by (used for) operating activities	105,651,145

Effect of exchange rate changes on cash	(9,629,431)

Cash Flows Provided By (Used For) Financing Activities:
Repayment of Credit Facility borrowings	(45,000,000)
Proceeds from Fund shares sold	13
Net asset value of shares issued in reinvestment of dividends and distributions	388,873
Cash paid on distributions from distributable earnings	(51,573,315)

Net cash provided by (used for) financing activities	(96,184,429)

Net increase (decrease) in cash and restricted cash, including foreign currency	(162,715)

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 89

PGIM Global High Yield Fund, Inc.

Statement of Cash Flows (continued)

Year Ended July 31, 2025

Cash and restricted cash at beginning of year, including foreign currency	$4,877,946

Cash And Restricted Cash At End Of Year, Including Foreign Currency	$4,715,231

Supplemental Disclosure of Cash Flow Information and non-cash activities:
Cash paid during the year for interest expense	$7,581,371
Non-cash purchases of investments	$22,848,905
Non-cash sales of investments	$21,135,221

Reconciliation Of Cash And Restricted Cash Reported With The Statement Of Assets And Liabilities To The Statement Of Cash Flows:

July 31, 2025

Cash	98,787
Foreign currency, at value	4,333,528
Restricted cash:
Cash segregated for counterparty - OTC	93,000
Deposit with broker for centrally cleared/exchange-traded derivatives	142,000
Due from broker-variation margin futures	47,916

Total Cash and Restricted Cash, Including Foreign Currency	$4,715,231

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Financial Highlights

Year Ended July 31, 2025

	Year Ended July 31,

	2025	2024	2023	2022	2021

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.07	$12.67	$13.08	$16.71	$15.50
Income (loss) from investment operations:
Net investment income (loss)	0.92	0.86	0.85	0.94	1.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.45	0.80	- (b)	(3.31)	1.38
Total from investment operations	1.37	1.66	0.85	(2.37)	2.47
Less Dividends and Distributions:
Dividends from net investment income	(0.87)	(0.91)	(1.26)	(1.26)	(1.10)
Tax return of capital distributions	(0.39)	(0.35)	-	-	(0.16)
Total dividends and distributions	(1.26)	(1.26)	(1.26)	(1.26)	(1.26)
Net asset value, end of year	$13.18	$13.07	$12.67	$13.08	$16.71
Market price, end of year	$13.11	$12.40	$11.38	$11.98	$15.59
Total Return(c):	16.56%	21.55%	6.31%	(15.91)%	28.97%

Ratios/Supplemental Data:
Net assets, end of year (000)	$539,750	$534,764	$518,508	$535,081	$683,720
Average net assets (000)	$537,006	$518,212	$514,641	$623,650	$663,605
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	2.50%	2.92%	2.28%	1.48%	1.59%
Expenses before waivers and/or expense reimbursement(e)	2.50%	2.92%	2.28%	1.48%	1.59%
Net investment income (loss)	7.04%	6.78%	6.78%	6.19%	6.70%
Portfolio turnover rate(f)	49%	45%	25%	35%	51%
Asset coverage	640%	469%	458%	701%	375%
Total debt outstanding at year-end (000)	$100,000	$145,000	$145,000	$89,000	$249,000

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the year reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

Includes interest expense of 1.35%, 1.76%, 1.12%, 0.32%, and 0.33%, for the years ended July 31, 2025, 2024, 2023, 2022, and 2021, respectively. Includes tax expense of 0.05%, for the year ended July 31, 2023.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 91

PGIM High Yield Bond Fund, Inc.

Schedule of Investments

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.9%

ASSET-BACKED SECURITIES 2.5%

Collateralized Loan Obligations

Atlas Static Senior Loan Fund Ltd. (Cayman Islands),
Series 2022-01A, Class AR, 144A, 3 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)	6.068%(c)	07/15/30	599	$599,353
Battalion CLO Ltd. (Cayman Islands),
Series 2015-08A, Class A1R2, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)	5.661(c)	07/18/30	257	257,518
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	5.554(c)	04/17/31	506	505,839
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	5.525(c)	04/20/32	3,023	3,023,435
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.442%)	5.759(c)	01/15/31	489	490,407
Madison Park Funding Ltd. (Cayman Islands),
Series 2015-18A, Class ARR, 144A, 3 Month SOFR + 1.202% (Cap N/A, Floor 0.940%)	5.527(c)	10/21/30	1,328	1,328,084
Saratoga Investment Corp. CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R4, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.625(c)	04/20/33	774	775,242
Shackleton CLO Ltd. (Cayman Islands),
Series 2017-11A, Class AR, 144A, 3 Month SOFR + 1.352% (Cap N/A, Floor 0.262%)	5.678(c)	08/15/30	47	47,132
TICP CLO Ltd. (Cayman Islands),
Series 2017-07A, Class ASR2, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.618(c)	04/15/33	4,632	4,637,508
Voya CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	5.550(c)	04/25/31	241	240,823

TOTAL ASSET-BACKED SECURITIES (cost $11,873,422)				11,905,341

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS 80.5%

Advertising 0.6%

Clear Channel Outdoor Holdings, Inc.,
Gtd. Notes, 144A	7.500%	06/01/29	600	$546,788
Gtd. Notes, 144A	7.750	04/15/28	150	141,847
Sr. Sec’d. Notes, 144A	5.125	08/15/27	1,687	1,684,688
Sr. Sec’d. Notes, 144A	9.000	09/15/28	400	419,240

				2,792,563

Aerospace & Defense 1.5%

Boeing Co. (The),
Sr. Unsec’d. Notes	2.196	02/04/26	350	345,382
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000	02/15/28	1,500	1,505,625
Sr. Unsec’d. Notes, 144A	6.750	06/15/33	440	451,000
Sr. Unsec’d. Notes, 144A	7.000	06/01/32	215	221,719
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	223	222,861
Sr. Unsec’d. Notes, 144A	7.250	07/01/31	355	370,648
Sr. Unsec’d. Notes, 144A	7.450	05/01/34	100	108,375
Sr. Unsec’d. Notes, 144A	7.500	02/01/29	625	648,844
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	243	243,607
Sr. Unsec’d. Notes, 144A	8.750	11/15/30	415	445,984
TransDigm, Inc.,
Gtd. Notes	4.625	01/15/29	225	219,947
Gtd. Notes, 144A	6.375	05/31/33	715	719,427
Sr. Sec’d. Notes, 144A	6.000	01/15/33	230	231,276
Sr. Sec’d. Notes, 144A	6.375	03/01/29	805	824,029
Sr. Sec’d. Notes, 144A	6.625	03/01/32	225	231,440
Sr. Sec’d. Notes, 144A	6.750	08/15/28	235	239,811

				7,029,975

Airlines 1.2%

American Airlines, Inc.,
Sr. Sec’d. Notes, 144A	7.250	02/15/28	200	204,017
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A	5.500	04/20/26	263	261,188
Sr. Sec’d. Notes, 144A	5.750	04/20/29	1,425	1,418,388
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	965	959,164
Sr. Sec’d. Notes, 144A	4.625	04/15/29	630	614,879

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 93

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines (cont’d.)
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A	6.375%	02/01/30	525	$496,125
Sr. Unsec’d. Notes, 144A	7.875	05/01/27	830	833,370
Sr. Unsec’d. Notes, 144A	9.500	06/01/28	795	814,938

				5,602,069

Apparel 0.4%

Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125	11/15/29	250	232,550
William Carter Co. (The),
Gtd. Notes, 144A	5.625	03/15/27	175	173,722
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29	1,750	1,576,738

				1,983,010

Auto Manufacturers 1.4%

Ford Motor Co.,
Sr. Unsec’d. Notes	3.250	02/12/32	538	455,908
Sr. Unsec’d. Notes	4.750	01/15/43	225	174,261
Sr. Unsec’d. Notes	7.400	11/01/46	100	104,115
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.700	08/10/26	400	390,188
Sr. Unsec’d. Notes	3.375	11/13/25	494	491,153
Sr. Unsec’d. Notes	5.800	03/08/29	225	225,406
JB Poindexter & Co., Inc.,
Sr. Unsec’d. Notes, 144A	8.750	12/15/31	565	576,951
New Flyer Holdings, Inc. (Canada),
Sec’d. Notes, 144A	9.250	07/01/30	310	328,600
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A	7.500	07/17/30	1,215	1,252,969
Sr. Unsec’d. Notes, 144A	7.750	07/17/32	1,315	1,361,459
Sr. Unsec’d. Notes, 144A	8.125	07/17/35	300	315,000
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A	9.500	10/01/28	1,350	1,049,367

				6,725,377

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment 1.4%

Adient Global Holdings Ltd.,
Sr. Sec’d. Notes, 144A	7.000%	04/15/28	450	$458,937
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.500	04/01/27	206	206,256
Clarios Global LP/Clarios US Finance Co.,
Gtd. Notes, 144A	8.500	05/15/27	825	829,389
Sr. Sec’d. Notes, 144A	6.750	02/15/30	235	241,411
Dana, Inc.,
Sr. Unsec’d. Notes	5.375	11/15/27	150	149,906
Sr. Unsec’d. Notes	5.625	06/15/28	325	325,065
Garrett Motion Holdings, Inc./Garrett LX I Sarl,
Gtd. Notes, 144A	7.750	05/31/32	710	737,999
Phinia, Inc.,
Gtd. Notes, 144A	6.625	10/15/32	200	203,679
Sr. Sec’d. Notes, 144A	6.750	04/15/29	215	221,290
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	8.000	11/17/28	2,325	2,308,075
Titan International, Inc.,
Sr. Sec’d. Notes	7.000	04/30/28	710	708,075

				6,390,082

Banks 1.2%

Bank of America Corp.,
Jr. Sub. Notes	6.250(ff)	07/26/30(oo)	310	309,561
Jr. Sub. Notes	6.625(ff)	05/01/30(oo)	300	308,030
Citigroup, Inc.,
Jr. Sub. Notes, Series EE	6.750(ff)	02/15/30(oo)	260	261,114
Jr. Sub. Notes, Series FF	6.950(ff)	02/15/30(oo)	165	166,823
Jr. Sub. Notes, Series GG	6.875(ff)	08/15/30(oo)	277	279,931
Jr. Sub. Notes, Series X	3.875(ff)	02/18/26(oo)	1,000	987,839
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	6.625	01/15/27	1,325	1,325,533
Sr. Unsec’d. Notes, 144A	7.625	05/01/26	425	425,984
Sr. Unsec’d. Notes, 144A	12.000	10/01/28	75	80,188
Sr. Unsec’d. Notes, 144A	12.250	10/01/30	250	276,743
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes	6.850(ff)	02/10/30(oo)	290	297,268

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 95

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A	4.198%(ff)	06/01/32	600	$555,631
Wells Fargo & Co.,
Jr. Sub. Notes	6.850(ff)	09/15/29(oo)	200	206,738

				5,481,383

Building Materials 1.5%

Builders FirstSource, Inc.,
Gtd. Notes, 144A	5.000	03/01/30	115	112,674
Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	8.750	08/01/28	500	459,765
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A	6.125	01/15/29	690	507,284
CP Atlas Buyer, Inc.,
Sr. Sec’d. Notes, 144A	9.750	07/15/30	250	252,307
Griffon Corp.,
Gtd. Notes	5.750	03/01/28	330	328,278
JH North America Holdings, Inc.,
Sr. Sec’d. Notes, 144A	5.875	01/31/31	145	145,635
Miter Brands Acquisition Holdco, Inc./MIWD
Borrower LLC,
Sr. Sec’d. Notes, 144A	6.750	04/01/32	133	135,699
MIWD Holdco II LLC/MIWD Finance Corp.,
Gtd. Notes, 144A	5.500	02/01/30	677	646,055
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	343	341,920
Sr. Sec’d. Notes, 144A	8.875	11/15/31	560	589,589
Standard Building Solutions, Inc.,
Sr. Unsec’d. Notes, 144A	6.250	08/01/33	615	620,828
Sr. Unsec’d. Notes, 144A	6.500	08/15/32	410	418,712
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	01/15/31	275	245,746
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	950	899,476
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	925	913,682
Sr. Unsec’d. Notes, 144A	5.000	02/15/27	365	364,998

				6,982,648

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals 2.1%

Ashland, Inc.,
Sr. Unsec’d. Notes	6.875%	05/15/43	2,125	$2,202,743
ASP Unifrax Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 5.850% and PIK 1.250% or Cash coupon 7.100%	7.100	09/30/29	272	140,362
Avient Corp.,
Sr. Unsec’d. Notes, 144A	6.250	11/01/31	115	115,405
Celanese US Holdings LLC,
Gtd. Notes	6.850	11/15/28	325	338,540
Chemours Co. (The),
Gtd. Notes, 144A	8.000	01/15/33	315	293,063
Cornerstone Chemical Co. LLC,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 10.000%^	10.000	05/07/29	991	941,844
Inversion Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A	6.750	08/01/32	455	449,450
Methanex US Operations, Inc.,
Gtd. Notes, 144A	6.250	03/15/32	255	252,738
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A	4.250	10/01/28	425	404,858
Sr. Sec’d. Notes, 144A	7.250	06/15/31	820	838,199
Sr. Sec’d. Notes, 144A	9.750	11/15/28	1,850	1,940,260
Sr. Unsec’d. Notes, 144A	6.250	10/01/29	1,000	956,954
SK Invictus Intermediate II Sarl,
Sr. Sec’d. Notes, 144A	5.000	10/30/29	495	481,660
SNF Group SACA (France),
Sr. Unsec’d. Notes, 144A	3.375	03/15/30	250	230,365
Tronox, Inc.,
Gtd. Notes, 144A	4.625	03/15/29	415	321,871

				9,908,312

Coal 0.1%

Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A	9.250	10/01/29	505	385,694

Commercial Services 4.0%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28	409	404,036
Allied Universal Holdco LLC,
Sr. Sec’d. Notes, 144A	7.875	02/15/31	1,135	1,190,337

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 97

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.875%	06/15/30	790	$809,402
Sr. Unsec’d. Notes, 144A	6.000	06/01/29	475	462,034
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28	810	785,700
Sr. Sec’d. Notes, 144A	4.625	06/01/28	465	450,901
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	9.000	06/01/29	355	337,183
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.000	04/15/29	1,025	941,469
Gtd. Notes, 144A	4.625	10/01/27	705	689,112
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A	4.750	04/01/28	995	958,019
Boost Newco Borrower LLC,
Sr. Sec’d. Notes, 144A	7.500	01/15/31	250	264,317
Clarivate Science Holdings Corp.,
Gtd. Notes, 144A	4.875	07/01/29	450	422,070
Sr. Sec’d. Notes, 144A	3.875	07/01/28	250	239,387
DCLI Bidco LLC,
Second Mortgage, 144A	7.750	11/15/29	455	464,128
Herc Holdings, Inc.,
Gtd. Notes, 144A	5.500	07/15/27	691	688,189
Gtd. Notes, 144A	6.625	06/15/29	490	501,774
Gtd. Notes, 144A	7.250	06/15/33	460	476,653
Sr. Unsec’d. Notes, 144A	7.000	06/15/30	915	944,813
Hertz Corp. (The),
Gtd. Notes, 144A	4.625	12/01/26	155	140,173
Sr. Sec’d. Notes, 144A	12.625	07/15/29	150	156,791
Mavis Tire Express Services Topco Corp.,
Sr. Unsec’d. Notes, 144A	6.500	05/15/29	2,336	2,308,884
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A	5.500	04/15/29	545	531,315
Service Corp. International,
Sr. Unsec’d. Notes	3.375	08/15/30	557	507,016
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.,
Gtd. Notes, 144A	6.750	08/15/32	425	438,850

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

United Rentals North America, Inc.,
Gtd. Notes	3.750%	01/15/32	450	$409,516
Gtd. Notes	4.000	07/15/30	125	118,348
Gtd. Notes	4.875	01/15/28	1,845	1,833,772
Valvoline, Inc.,
Sr. Unsec’d. Notes, 144A	3.625	06/15/31	250	225,076
Veritiv Operating Co.,
Sr. Sec’d. Notes, 144A	10.500	11/30/30	395	428,247
VT Topco, Inc.,
Sr. Sec’d. Notes, 144A	8.500	08/15/30	150	159,701
WEX, Inc.,
Gtd. Notes, 144A	6.500	03/15/33	340	344,460

				18,631,673

Computers 0.8%
Amentum Holdings, Inc.,
Gtd. Notes, 144A	7.250	08/01/32	210	217,263
Fortress Intermediate 3, Inc.,
Sr. Sec’d. Notes, 144A	7.500	06/01/31	450	472,012
McAfee Corp.,
Sr. Unsec’d. Notes, 144A	7.375	02/15/30	1,580	1,466,390
NCR Atleos Corp.,
Sr. Sec’d. Notes, 144A	9.500	04/01/29	550	596,000
NCR Voyix Corp.,
Gtd. Notes, 144A	5.000	10/01/28	700	688,307
Gtd. Notes, 144A	5.125	04/15/29	124	121,524
Seagate Data Storage Technology Pte Ltd.,
Gtd. Notes, 144A	5.875	07/15/30	235	237,573

				3,799,069

Distribution/Wholesale 0.1%
Velocity Vehicle Group LLC,
Sr. Unsec’d. Notes, 144A	8.000	06/01/29	140	141,852
Windsor Holdings III LLC,
Sr. Sec’d. Notes, 144A	8.500	06/15/30	475	504,305

				646,157

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 99

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services 5.2%

Azorra Finance Ltd.,
Gtd. Notes, 144A	7.250%	01/15/31	355	$362,704
Gtd. Notes, 144A	7.750	04/15/30	315	327,994
Bread Financial Holdings, Inc.,
Sub. Notes, 144A	8.375(ff)	06/15/35	325	335,824
Encore Capital Group, Inc.,
Sr. Sec’d. Notes, 144A	8.500	05/15/30	200	211,693
Freedom FDG Center LLC,
Gtd. Notes, 144A	13.000	08/10/37	560	560,000
Freedom Mortgage Holdings LLC,
Sr. Unsec’d. Notes, 144A	8.375	04/01/32	905	924,363
Sr. Unsec’d. Notes, 144A	9.125	05/15/31	340	353,461
Sr. Unsec’d. Notes, 144A	9.250	02/01/29	275	287,556
GGAM Finance Ltd. (Ireland),
Gtd. Notes, 144A	8.000	02/15/27	225	231,014
Sr. Unsec’d. Notes, 144A	5.875	03/15/30	140	140,525
Sr. Unsec’d. Notes, 144A	8.000	06/15/28	450	474,363
goeasy Ltd. (Canada),
Gtd. Notes, 144A	6.875	05/15/30	470	471,781
Gtd. Notes, 144A	9.250	12/01/28	105	111,178
Sr. Unsec’d. Notes, 144A	7.375	10/01/30	565	574,441
Sr. Unsec’d. Notes, 144A	7.625	07/01/29	265	271,917
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Sec’d. Notes, 144A	6.625	10/15/31	200	199,124
Sr. Unsec’d. Notes, 144A	5.000	08/15/28	325	313,483
LD Holdings Group LLC,
Gtd. Notes, 144A	6.125	04/01/28	300	257,178
Macquarie Airfinance Holdings Ltd. (United Kingdom),
Sr. Unsec’d. Notes, 144A	6.400	03/26/29	75	77,981
Sr. Unsec’d. Notes, 144A	6.500	03/26/31	405	428,898
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.125	12/15/30	950	955,849
Gtd. Notes, 144A	5.500	08/15/28	920	919,061
Gtd. Notes, 144A	6.000	01/15/27	550	550,570
Gtd. Notes, 144A	6.500	08/01/29	300	306,564
Navient Corp.,
Sr. Unsec’d. Notes	4.875	03/15/28	200	195,086
Sr. Unsec’d. Notes	5.000	03/15/27	1,725	1,705,751
Sr. Unsec’d. Notes	6.750	06/15/26	250	252,486

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

Nomura Holdings, Inc. (Japan),
Jr. Sub. Notes	7.000%(ff)	07/15/30(oo)	205	$208,075
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28	375	357,658
Gtd. Notes	5.375	11/15/29	535	524,480
Gtd. Notes	6.125	05/15/30	265	265,579
Gtd. Notes	6.625	05/15/29	225	229,763
Gtd. Notes	6.750	03/15/32	700	710,015
Gtd. Notes	7.125	03/15/26	739	747,688
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29	1,275	1,222,133
Gtd. Notes, 144A	5.750	09/15/31	200	195,480
Gtd. Notes, 144A	6.875	05/15/32	1,050	1,070,121
Gtd. Notes, 144A	6.875	02/15/33	185	188,528
Gtd. Notes, 144A	7.875	12/15/29	50	52,761
PHH Escrow Issuer LLC/PHH Corp.,
Sr. Unsec’d. Notes, 144A	9.875	11/01/29	460	460,914
PRA Group, Inc.,
Gtd. Notes, 144A	5.000	10/01/29	150	138,552
Gtd. Notes, 144A	8.875	01/31/30	775	804,626
Rocket Cos., Inc.,
Gtd. Notes, 144A	6.125	08/01/30	2,215	2,247,699
Gtd. Notes, 144A	6.375	08/01/33	150	153,037
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	3.625	03/01/29	275	259,840
Gtd. Notes, 144A	3.875	03/01/31	725	668,774
Gtd. Notes, 144A	4.000	10/15/33	1,100	973,871
SLM Corp.,
Sr. Unsec’d. Notes	6.500	01/31/30	145	150,609
United Wholesale Mortgage LLC,
Sr. Unsec’d. Notes, 144A	5.500	11/15/25	175	175,003
Sr. Unsec’d. Notes, 144A	5.500	04/15/29	50	48,929
Sr. Unsec’d. Notes, 144A	5.750	06/15/27	150	150,096
UWM Holdings LLC,
Gtd. Notes, 144A	6.625	02/01/30	465	465,501

				24,270,577

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 101

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric 4.0%

Calpine Corp.,
Sr. Unsec’d. Notes, 144A	4.625%	02/01/29		2,025	$1,990,390
Sr. Unsec’d. Notes, 144A	5.000	02/01/31		800	791,687
Sr. Unsec’d. Notes, 144A	5.125	03/15/28		2,874	2,859,949

Edison International,
Jr. Sub. Notes	8.125(ff)	06/15/53		75	74,097

Keystone Power Pass-Through
Holders LLC/Conemaugh Power Pass-Through Holders,
Sub. Notes, 144A, Cash coupon 1.000% and PIK 12.000%	13.000	06/01/28		151	121,365

NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28		1,800	1,802,955
Gtd. Notes, 144A	3.375	02/15/29		125	117,351
Gtd. Notes, 144A	3.625	02/15/31		200	183,067
Gtd. Notes, 144A	3.875	02/15/32		475	433,844
Gtd. Notes, 144A	5.250	06/15/29		500	494,435
Jr. Sub. Notes, 144A	10.250(ff)	03/15/28(oo)		625	689,387

PG&E Corp.,
Jr. Sub. Notes	7.375(ff)	03/15/55		675	651,218
Sr. Sec’d. Notes	5.000	07/01/28		375	365,960
Sr. Sec’d. Notes	5.250	07/01/30		200	191,603

Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)		2,975	3,002,775
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)		375	382,600

Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	07/31/27		375	373,130
Gtd. Notes, 144A	5.500	09/01/26		525	524,535
Gtd. Notes, 144A	5.625	02/15/27		3,550	3,545,733

					18,596,081

Electrical Components & Equipment 0.4%

Energizer Gamma Acquisition BV,
Gtd. Notes	3.500	06/30/29	EUR	100	110,392

Energizer Holdings, Inc.,
Gtd. Notes, 144A	4.375	03/31/29		275	260,799
Gtd. Notes, 144A	4.750	06/15/28		175	170,311

WESCO Distribution, Inc.,
Gtd. Notes, 144A	6.375	03/15/29		360	369,151
Gtd. Notes, 144A	6.375	03/15/33		205	209,881

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electrical Components & Equipment (cont’d.)

WESCO Distribution, Inc., (cont’d.)
Gtd. Notes, 144A	6.625%	03/15/32	310	$319,819
Gtd. Notes, 144A	7.250	06/15/28	430	435,985

				1,876,338

Electronics 0.1%
Coherent Corp.,
Gtd. Notes, 144A	5.000	12/15/29	210	205,480
Sensata Technologies BV,
Gtd. Notes, 144A	4.000	04/15/29	200	189,386
Sensata Technologies, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	300	273,126

				667,992

Engineering & Construction 0.3%
AECOM,
Gtd. Notes, 144A	6.000	08/01/33	590	594,779
Brundage-Bone Concrete Pumping Holdings, Inc.,
Sr. Sec’d. Notes, 144A	7.500	02/01/32	175	174,206
TopBuild Corp.,
Gtd. Notes, 144A	3.625	03/15/29	285	268,843
Gtd. Notes, 144A	4.125	02/15/32	255	235,019

				1,272,847

Entertainment 2.8%
Caesars Entertainment, Inc.,
Gtd. Notes, 144A	4.625	10/15/29	1,650	1,559,962
Sr. Sec’d. Notes, 144A	6.500	02/15/32	390	397,447
Sr. Sec’d. Notes, 144A	7.000	02/15/30	1,225	1,263,713
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	200	200,016
Churchill Downs, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	04/01/30	475	474,158
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	600	584,747
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	400	391,088

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 103

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)

Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	4.875%	05/01/29	775	$746,954
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	01/15/27	1,330	1,323,433
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A	5.875	09/01/31	450	277,965
Rivers Enterprise Borrower LLC/Rivers Enterprise Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	02/01/33	935	943,788
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	03/01/30	625	602,497
Voyager Parent LLC,
Sr. Sec’d. Notes, 144A	9.250	07/01/32	1,085	1,148,032
Warnermedia Holdings, Inc.,
Gtd. Notes	5.141	03/15/52	2,870	1,776,026
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A	5.125	10/01/29	860	853,109
Gtd. Notes, 144A	6.250	03/15/33	345	345,879
Gtd. Notes, 144A	7.125	02/15/31	345	366,879

				13,255,693

Environmental Control 0.8%
GFL Environmental, Inc.,
Gtd. Notes, 144A	4.000	08/01/28	465	450,585
Gtd. Notes, 144A	4.375	08/15/29	950	918,137
Gtd. Notes, 144A	4.750	06/15/29	235	229,125
Sr. Sec’d. Notes, 144A	6.750	01/15/31	260	269,425
Reworld Holding Corp.,
Gtd. Notes	5.000	09/01/30	445	422,378
Gtd. Notes, 144A	4.875	12/01/29	1,000	953,731
Waste Pro USA, Inc.,
Sr. Unsec’d. Notes, 144A	7.000	02/01/33	225	233,526
Wrangler Holdco Corp. (Canada),
Gtd. Notes, 144A	6.625	04/01/32	190	196,272

				3,673,179

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods 1.4%

B&G Foods, Inc.,
Gtd. Notes	5.250%	09/15/27		2,700	$2,395,271
Sr. Sec’d. Notes, 144A	8.000	09/15/28		325	303,956
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes	8.125	05/14/30	GBP	825	1,034,024
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30		150	142,532
Gtd. Notes, 144A	4.375	01/31/32		150	140,084
Pilgrim’s Pride Corp.,
Gtd. Notes	3.500	03/01/32		375	336,598
Post Holdings, Inc.,
Gtd. Notes, 144A	4.625	04/15/30		900	859,716
Gtd. Notes, 144A	6.250	10/15/34		180	180,190
Gtd. Notes, 144A	6.375	03/01/33		180	180,360
Sr. Unsec’d. Notes, 144A	4.500	09/15/31		1,025	947,913

					6,520,644

Forest Products & Paper 0.1%
Magnera Corp.,
Sr. Sec’d. Notes, 144A	7.250	11/15/31		445	419,482

Gas 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.750	05/20/27		315	313,140
Sr. Unsec’d. Notes, 144A	9.500	06/01/30		345	362,231
Venture Global Plaquemines LNG LLC,
Sr. Sec’d. Notes, 144A	7.500	05/01/33		497	536,687
Sr. Sec’d. Notes, 144A	7.750	05/01/35		376	412,345

					1,624,403

Healthcare-Products 0.8%
Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29		4,125	3,933,773

Healthcare-Services 3.2%
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes, 144A	6.000	01/15/29		100	95,196
Sr. Sec’d. Notes, 144A	9.750	01/15/34		690	694,446

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 105

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

DaVita, Inc.,
Gtd. Notes, 144A	3.750%	02/15/31	3,355	$3,043,510
Gtd. Notes, 144A	4.625	06/01/30	2,600	2,481,262
LifePoint Health, Inc.,
Gtd. Notes, 144A	5.375	01/15/29	1,900	1,783,964
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.750	12/31/30	719	591,692
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% and PIK 5.000%	11.500	12/31/30	597	589,662
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A	9.375	09/01/29	1,125	1,117,684
Select Medical Corp.,
Gtd. Notes, 144A	6.250	12/01/32	175	174,876
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.375	01/15/30	2,375	2,284,385
Sr. Unsec’d. Notes	6.875	11/15/31	2,025	2,156,074

				15,012,751

Holding Companies-Diversified 0.4%
Clue Opco LLC,
Sr. Sec’d. Notes, 144A	9.500	10/15/31	1,688	1,789,995

Home Builders 4.0%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	750	713,306
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	675	634,676
Sr. Unsec’d. Notes, 144A	6.875	08/01/33	335	334,690
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	1,100	1,097,214
Gtd. Notes	7.250	10/15/29	1,575	1,584,708
Sr. Unsec’d. Notes, 144A	7.500	03/15/31	515	520,341
Brookfield Residential Properties, Inc./Brookfield
Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	1,950	1,767,714
Gtd. Notes, 144A	6.250	09/15/27	40	39,900
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	600	556,680
Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A	9.750	05/01/29	545	555,186
Forestar Group, Inc.,
Gtd. Notes, 144A	5.000	03/01/28	975	966,496

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

Forestar Group, Inc., (cont’d.)
Gtd. Notes, 144A	6.500%	03/15/33	745	$748,220

KB Home,
Gtd. Notes	4.800	11/15/29	700	682,787
Gtd. Notes	6.875	06/15/27	700	715,109

M/I Homes, Inc.,
Gtd. Notes	3.950	02/15/30	375	349,308
Gtd. Notes	4.950	02/01/28	350	346,796

Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.625	03/01/30	1,333	1,276,068
Sr. Unsec’d. Notes, 144A	5.250	12/15/27	925	918,599

New Home Co., Inc. (The),
Sr. Unsec’d. Notes, 144A	8.500	11/01/30	305	311,610
Sr. Unsec’d. Notes, 144A	9.250	10/01/29	250	259,421

Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750	02/15/28	793	775,762
Sr. Unsec’d. Notes	4.750	04/01/29	375	362,206

STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	8.750	02/15/29	585	608,438

Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750	01/15/28	350	353,293
Gtd. Notes, 144A	5.875	06/15/27	700	705,655
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	580	571,724

Tri Pointe Homes, Inc.,
Gtd. Notes	5.700	06/15/28	905	914,389

				18,670,296

Home Furnishings 0.1%

Whirlpool Corp.,
Sr. Unsec’d. Notes	6.125	06/15/30	125	124,707
Sr. Unsec’d. Notes	6.500	06/15/33	275	270,724

				395,431

Household Products/Wares 0.4%

ACCO Brands Corp.,
Gtd. Notes, 144A	4.250	03/15/29	1,175	1,040,796

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 107

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Household Products/Wares (cont’d.)
Kronos Acquisition Holdings, Inc. (Canada),
Sr. Sec’d. Notes, 144A	8.250%	06/30/31	70	$60,688
Sr. Unsec’d. Notes, 144A	10.750	06/30/32	895	597,547

				1,699,031

Housewares 0.9%

Newell Brands, Inc.,
Sr. Unsec’d. Notes	6.375	05/15/30	305	296,462
Sr. Unsec’d. Notes	6.625	05/15/32	600	574,011
Sr. Unsec’d. Notes	7.000(cc)	04/01/46	350	300,105
Sr. Unsec’d. Notes, 144A	8.500	06/01/28	315	330,439
Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.000	04/01/31	1,150	1,050,645
Gtd. Notes	4.375	02/01/32	925	840,191
SWF Holdings I Corp.,
Sr. Unsec’d. Notes, 144A	6.500	10/01/29	1,675	636,364

				4,028,217

Insurance 1.0%

Acrisure LLC/Acrisure Finance, Inc.,
Sr. Sec’d. Notes, 144A	7.500	11/06/30	235	242,751
Sr. Unsec’d. Notes, 144A	6.000	08/01/29	375	365,692
Sr. Unsec’d. Notes, 144A	8.250	02/01/29	1,980	2,045,258
Sr. Unsec’d. Notes, 144A	8.500	06/15/29	300	313,362
AmWINS Group, Inc.,
Sr. Unsec’d. Notes, 144A	4.875	06/30/29	525	509,703
Ardonagh Finco Ltd. (United Kingdom),
Sr. Sec’d. Notes, 144A	7.750	02/15/31	285	296,696
AssuredPartners, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	01/15/29	385	384,113
BroadStreet Partners, Inc.,
Sr. Unsec’d. Notes, 144A	5.875	04/15/29	450	446,907

				4,604,482

Internet 0.7%

Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A	3.875	09/15/27	1,425	1,410,628
Sr. Unsec’d. Notes, 144A	5.625	09/15/28	625	622,445

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Internet (cont’d.)

Gen Digital, Inc.,
Gtd. Notes, 144A	6.250%	04/01/33	496	$505,751
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A	3.500	03/01/29	250	234,747
Gtd. Notes, 144A	5.250	12/01/27	215	214,159
Snap, Inc.,
Gtd. Notes, 144A	6.875	03/01/33	435	445,802

				3,433,532

Iron/Steel 1.1%

ATI, Inc.,
Sr. Unsec’d. Notes	7.250	08/15/30	165	172,510
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	01/31/29	1,034	1,033,576
Champion Iron Canada, Inc. (Canada),
Gtd. Notes, 144A	7.875	07/15/32	475	484,951
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A	6.750	04/15/30	625	621,366
Gtd. Notes, 144A	6.875	11/01/29	410	410,148
Gtd. Notes, 144A	7.000	03/15/32	305	297,472
Gtd. Notes, 144A	7.375	05/01/33	560	546,117
Gtd. Notes, 144A	7.500	09/15/31	570	569,740
Mineral Resources Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	8.125	05/01/27	165	164,962
Sr. Unsec’d. Notes, 144A	9.250	10/01/28	800	834,000
Sr. Unsec’d. Notes, 144A, MTN	8.000	11/01/27	165	167,062

				5,301,904

Leisure Time 2.0%

Amer Sports Co. (Finland),
Sr. Sec’d. Notes, 144A	6.750	02/16/31	200	207,742
Carnival Corp.,
Gtd. Notes, 144A	5.750	03/01/27	390	394,068
Gtd. Notes, 144A	5.750	03/15/30	900	912,937
Sr. Sec’d. Notes, 144A	4.000	08/01/28	50	48,372
Sr. Unsec’d. Notes, 144A	5.750	08/01/32	905	911,127
Lindblad Expeditions Holdings, Inc.,
Sr. Sec’d. Notes, 144A	9.000	05/15/28	900	938,092

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 109

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Leisure Time (cont’d.)
NCL Corp. Ltd.,
Gtd. Notes, 144A	5.875%	03/15/26	351	$351,263
Sr. Sec’d. Notes, 144A	8.125	01/15/29	300	314,541
Sr. Unsec’d. Notes, 144A	6.250	03/01/30	750	759,375
Sr. Unsec’d. Notes, 144A	6.750	02/01/32	705	720,862
Sr. Unsec’d. Notes, 144A	7.750	02/15/29	460	486,413
NCL Finance Ltd.,
Gtd. Notes, 144A	6.125	03/15/28	175	176,785
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes, 144A	5.625	09/30/31	635	639,668
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	1,300	1,293,500
Gtd. Notes, 144A	9.125	07/15/31	50	53,811
Sr. Unsec’d. Notes, 144A	7.000	02/15/29	275	277,118
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625	02/15/29	1,125	1,118,959

				9,604,633

Lodging 1.4%

Boyd Gaming Corp.,
Gtd. Notes, 144A	4.750	06/15/31	1,025	976,516
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	3.625	02/15/32	825	743,617
Gtd. Notes, 144A	5.750	09/15/33	120	120,126
Gtd. Notes, 144A	5.875	04/01/29	320	325,130
MGM Resorts International,
Gtd. Notes	4.625	09/01/26	125	124,562
Gtd. Notes	4.750	10/15/28	225	222,170
Gtd. Notes	5.500	04/15/27	1,011	1,014,536
Gtd. Notes	6.125	09/15/29	485	492,080
Gtd. Notes	6.500	04/15/32	1,465	1,488,919
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.500	10/01/27	350	348,688
Sr. Unsec’d. Notes, 144A	5.625	08/26/28	850	840,735

				6,697,079

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Machinery-Construction & Mining 0.2%

Terex Corp.,
Gtd. Notes, 144A	5.000%	05/15/29	550	$536,845
Gtd. Notes, 144A	6.250	10/15/32	455	455,669

				992,514

Machinery-Diversified 0.5%

Chart Industries, Inc.,
Gtd. Notes, 144A	9.500	01/01/31	210	224,670
Sr. Sec’d. Notes, 144A	7.500	01/01/30	700	733,310
GrafTech Finance, Inc.,
Sec’d. Notes, 144A	4.625	12/23/29	875	632,249
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	11.500	09/01/28	885	938,641

				2,528,870

Media 4.1%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	4.500	05/01/32	100	90,744
Sr. Unsec’d. Notes, 144A	4.250	02/01/31	1,010	921,666
Sr. Unsec’d. Notes, 144A	4.750	03/01/30	475	451,207
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	775	760,805
Sr. Unsec’d. Notes, 144A	5.125	05/01/27	75	74,383
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	700	698,844
CSC Holdings LLC,
Gtd. Notes, 144A	3.375	02/15/31	500	329,156
Gtd. Notes, 144A	4.125	12/01/30	575	386,300
Gtd. Notes, 144A	5.375	02/01/28	2,000	1,840,014
Gtd. Notes, 144A	5.500	04/15/27	425	411,498
Gtd. Notes, 144A	6.500	02/01/29	825	652,172
Sr. Unsec’d. Notes, 144A	4.625	12/01/30	1,875	876,774
Sr. Unsec’d. Notes, 144A	5.750	01/15/30	1,350	664,551
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29(d)	215	156,822
Gtd. Notes	7.375	07/01/28(d)	25	19,184
Gtd. Notes	7.750	07/01/26(d)	5,015	4,457,221
DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27	25	26,030
Gray Media, Inc.,
Gtd. Notes, 144A	5.375	11/15/31	325	239,964

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 111

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Gray Media, Inc., (cont’d.)
Sec’d. Notes, 144A	9.625%	07/15/32	280	$282,710
Sr. Sec’d. Notes, 144A	7.250	08/15/33	275	273,586
iHeartCommunications, Inc.,
Sr. Sec’d. Notes, 144A	7.750	08/15/30	475	370,972
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A, PIK 9.250%	9.250	03/25/30	1,498	1,048,741
Sinclair Television Group, Inc.,
Sr. Sec’d. Notes, 144A	8.125	02/15/33	710	726,115
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	4.500	05/01/29	225	208,238
Sr. Sec’d. Notes, 144A	8.000	08/15/28	605	621,692
Sr. Sec’d. Notes, 144A	9.375	08/01/32	1,255	1,302,241
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	4.500	08/15/30	200	185,756
Sr. Sec’d. Notes, 144A	5.500	05/15/29	700	683,536
VZ Secured Financing BV (Netherlands),
Sr. Sec’d. Notes, 144A	5.000	01/15/32	800	701,336

				19,462,258

Metal Fabricate/Hardware 0.1%

Roller Bearing Co. of America, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	10/15/29	400	385,109

Mining 1.8%

Arsenal AIC Parent LLC,
Sr. Sec’d. Notes, 144A	8.000	10/01/30	110	116,563
Unsec’d. Notes, 144A	11.500	10/01/31	450	500,664
Capstone Copper Corp. (Canada),
Gtd. Notes, 144A	6.750	03/31/33	300	304,500
Century Aluminum Co.,
Sr. Sec’d. Notes, 144A	6.875	08/01/32	220	222,190
Eldorado Gold Corp. (Turkey),
Sr. Unsec’d. Notes, 144A	6.250	09/01/29	700	697,627
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.875	10/15/27	624	623,220
Gtd. Notes, 144A	8.000	03/01/33	555	571,650
Gtd. Notes, 144A	8.625	06/01/31	300	311,250
Sec’d. Notes, 144A	9.375	03/01/29	610	644,312

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)

Hecla Mining Co.,
Gtd. Notes	7.250%	02/15/28	515	$520,110
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	4.500	04/01/26	1,295	1,282,192
Gtd. Notes, 144A	6.125	04/01/29	955	960,272
New Gold, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.875	04/01/32	145	148,809
Novelis Corp.,
Gtd. Notes, 144A	3.875	08/15/31	300	269,437
Gtd. Notes, 144A	4.750	01/30/30	700	670,648
Gtd. Notes, 144A	6.875	01/30/30	375	386,147
Taseko Mines Ltd. (Canada),
Sr. Sec’d. Notes, 144A	8.250	05/01/30	155	161,781

				8,391,372

Miscellaneous Manufacturing 0.4%

Amsted Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.625	05/15/30	610	584,130
Sr. Unsec’d. Notes, 144A	6.375	03/15/33	200	202,998
Axon Enterprise, Inc.,
Sr. Unsec’d. Notes, 144A	6.125	03/15/30	310	317,188
Sr. Unsec’d. Notes, 144A	6.250	03/15/33	260	266,627
Trinity Industries, Inc.,
Gtd. Notes, 144A	7.750	07/15/28	575	598,731

				1,969,674

Office/Business Equipment 0.1%

Zebra Technologies Corp.,
Gtd. Notes, 144A	6.500	06/01/32	235	240,717

Oil & Gas 5.3%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.500	10/01/29	500	523,722
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes^	7.875	12/15/24(d)	5,325	5
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000	11/01/27	687	835,884

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 113

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Ascent Resources Utica Holdings LLC/ARU Finance Corp., (cont’d.)
Sr. Unsec’d. Notes, 144A	6.625%	10/15/32	290	$295,064
Sr. Unsec’d. Notes, 144A	6.625	07/15/33	450	456,568
Baytex Energy Corp. (Canada),
Gtd. Notes, 144A	7.375	03/15/32	50	48,291
Gtd. Notes, 144A	8.500	04/30/30	100	101,394
Civitas Resources, Inc.,
Gtd. Notes, 144A	8.375	07/01/28	780	803,048
Gtd. Notes, 144A	8.625	11/01/30	380	387,959
Gtd. Notes, 144A	9.625	06/15/33	600	616,985
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/01/32	295	303,846
Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875	01/15/30	625	589,660
Gtd. Notes, 144A	6.750	03/01/29	750	743,566
Crescent Energy Finance LLC,
Gtd. Notes, 144A	7.375	01/15/33	355	339,884
Gtd. Notes, 144A	7.625	04/01/32	470	459,433
Gtd. Notes, 144A	8.375	01/15/34	375	371,737
Gtd. Notes, 144A	9.250	02/15/28	504	523,830
Diamond Foreign Asset Co./Diamond Finance LLC,
Sec’d. Notes, 144A	8.500	10/01/30	225	234,421
Expand Energy Corp.,
Gtd. Notes	5.375	03/15/30	320	320,506
Gtd. Notes, 144A	5.875	02/01/29	230	230,708
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	200	196,105
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	460	452,580
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	475	458,569
Sr. Unsec’d. Notes, 144A	6.250	11/01/28	1,323	1,328,974
Sr. Unsec’d. Notes, 144A	6.250	04/15/32	495	475,274
Sr. Unsec’d. Notes, 144A	6.875	05/15/34	125	120,272
Sr. Unsec’d. Notes, 144A	7.250	02/15/35	530	515,921
Sr. Unsec’d. Notes, 144A	8.375	11/01/33	168	175,479
Matador Resources Co.,
Gtd. Notes, 144A	6.500	04/15/32	390	390,643
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	5.875	02/01/29	175	174,951
Nabors Industries Ltd.,
Gtd. Notes, 144A	7.500	01/15/28	680	625,886

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Nabors Industries, Inc.,
Gtd. Notes, 144A	7.375%	05/15/27	270	$272,442
Gtd. Notes, 144A	8.875	08/15/31	310	248,697
Gtd. Notes, 144A	9.125	01/31/30	1,230	1,218,451
New Generation Gas Gathering LLC,
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750%
(Cap N/A, Floor 2.000%)^	10.058(c)	09/30/29	189	186,351
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750%
(Cap N/A, Floor 2.000%)^	10.058(c)	09/30/29	227	223,622
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750%
(Cap N/A, Floor 2.000%)^	10.058(c)	09/30/29	189	186,351
Noble Finance II LLC,
Gtd. Notes, 144A	8.000	04/15/30	585	595,152
Parkland Corp. (Canada),
Gtd. Notes, 144A	4.500	10/01/29	625	602,463
Gtd. Notes, 144A	4.625	05/01/30	1,025	980,259
Sr. Unsec’d. Notes, 144A	6.625	08/15/32	200	203,674
Permian Resources Operating LLC,
Gtd. Notes, 144A	6.250	02/01/33	295	296,224
Gtd. Notes, 144A	7.000	01/15/32	295	304,805
Gtd. Notes, 144A	8.000	04/15/27	325	332,188
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A	6.875	01/15/29	368	367,246
Gtd. Notes, 144A	7.125	01/15/26	404	402,424
Range Resources Corp.,
Gtd. Notes, 144A	4.750	02/15/30	450	437,451
SM Energy Co.,
Sr. Unsec’d. Notes, 144A	6.750	08/01/29	225	225,176
Sunoco LP,
Gtd. Notes, 144A	6.250	07/01/33	315	318,936
Gtd. Notes, 144A	7.000	05/01/29	540	560,761
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.500	05/15/29	555	536,941
Gtd. Notes	4.500	04/30/30	575	550,887
Gtd. Notes	5.875	03/15/28	75	75,018
Transocean, Inc.,
Gtd. Notes, 144A	8.000	02/01/27	86	85,355
Gtd. Notes, 144A	8.250	05/15/29	1,275	1,198,577
Gtd. Notes, 144A	8.500	05/15/31	400	367,328
Sr. Sec’d. Notes, 144A	8.750	02/15/30	308	318,410

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 115

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Valaris Ltd.,
Sec’d. Notes, 144A	8.375%	04/30/30		325	$336,375
Vital Energy, Inc.,
Gtd. Notes	9.750	10/15/30		225	211,440

					24,744,169

Oil & Gas Services 0.1%

Tidewater, Inc.,
Gtd. Notes, 144A	9.125	07/15/30		250	262,131

Packaging & Containers 2.1%

ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%	6.500	06/30/27		1,360	100,296
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes	2.125	08/15/26	EUR	700	791,914
Sr. Sec’d. Notes, 144A	4.125	08/15/26		800	790,000
Clydesdale Acquisition Holdings, Inc.,
Gtd. Notes, 144A	8.750	04/15/30		555	566,118
Sr. Sec’d. Notes, 144A	6.750	04/15/32		600	614,257
Sr. Sec’d. Notes, 144A	6.875	01/15/30		50	51,139
Graham Packaging Co., Inc.,
Gtd. Notes, 144A	7.125	08/15/28		260	259,223
Graphic Packaging International LLC,
Gtd. Notes, 144A	3.500	03/01/29		350	328,901
Iris Holding, Inc.,
Sr. Unsec’d. Notes, 144A	10.000	12/15/28		420	390,507
LABL, Inc.,
Sr. Sec’d. Notes, 144A	5.875	11/01/28		425	374,182
Sr. Sec’d. Notes, 144A	8.625	10/01/31		485	402,388
Sr. Sec’d. Notes, 144A	9.500	11/01/28		200	185,069
Sr. Unsec’d. Notes, 144A	10.500	07/15/27		865	815,456
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A	7.875	04/15/27		1,047	1,058,216
OI European Group BV,
Gtd. Notes, 144A	4.750	02/15/30		250	236,150
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.625	05/13/27		80	80,067
Gtd. Notes, 144A	7.250	05/15/31		85	85,942

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)

Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo US LLC (Canada),
Sr. Sec’d. Notes, 144A	9.500%	05/15/30	600	$614,034
Trident TPI Holdings, Inc.,
Gtd. Notes, 144A	12.750	12/31/28	1,610	1,721,457
TriMas Corp.,
Gtd. Notes, 144A	4.125	04/15/29	250	239,848

				9,705,164

Pharmaceuticals 1.6%

1261229 BC Ltd.,
Sr. Sec’d. Notes, 144A	10.000	04/15/32	665	674,975
AdaptHealth LLC,
Gtd. Notes, 144A	4.625	08/01/29	1,125	1,054,380
Gtd. Notes, 144A	5.125	03/01/30	575	540,534
Gtd. Notes, 144A	6.125	08/01/28	470	468,089
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28	475	396,625
Gtd. Notes, 144A	5.000	02/15/29	250	172,752
Gtd. Notes, 144A	5.250	01/30/30	500	320,000
Gtd. Notes, 144A	5.250	02/15/31	2,310	1,397,550
Gtd. Notes, 144A	6.250	02/15/29	25	17,692
Gtd. Notes, 144A	7.000	01/15/28	250	218,437
Sr. Sec’d. Notes, 144A	4.875	06/01/28	1,275	1,128,375
Sr. Sec’d. Notes, 144A	11.000	09/30/28	150	154,125
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Unsec’d. Notes, 144A	5.125	04/30/31	1,025	886,613
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A, Cash coupon 9.000%and PIK 3.500% or Cash coupon 12.000%	12.000	05/15/29	284	293,878

				7,724,025

Pipelines 3.0%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375	06/15/29	250	247,716
Gtd. Notes, 144A	5.750	01/15/28	1,260	1,258,559
Gtd. Notes, 144A	6.625	02/01/32	170	174,555

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 117

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.000%	07/15/29	105	$108,897
Sr. Unsec’d. Notes, 144A	7.250	07/15/32	195	205,630
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.875	01/15/29	300	303,962
Gtd. Notes, 144A	7.125	07/01/33	290	294,449
Gtd. Notes, 144A	8.250	01/15/32	225	235,765
Howard Midstream Energy Partners LLC,
Sr. Unsec’d. Notes, 144A	8.875	07/15/28	175	182,898
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	4.800	05/15/30	245	236,341
Sr. Unsec’d. Notes, 144A	6.750	03/15/33	240	248,888
Sr. Unsec’d. Notes, 144A	6.875	04/15/40	1,540	1,553,525
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28	1,404	1,392,674
Gtd. Notes, 144A	6.000	12/31/30	290	284,183
Sr. Unsec’d. Notes, 144A	7.375	02/15/29	335	343,566
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29	485	457,521
Sr. Sec’d. Notes, 144A	4.125	08/15/31	285	263,183
Sr. Sec’d. Notes, 144A	6.250	01/15/30	400	410,918
Venture Global LNG, Inc.,
Jr. Sub. Notes, 144A	9.000(ff)	09/30/29(oo)	1,435	1,434,799
Sr. Sec’d. Notes, 144A	7.000	01/15/30	380	385,412
Sr. Sec’d. Notes, 144A	9.500	02/01/29	1,780	1,940,810
Sr. Sec’d. Notes, 144A	9.875	02/01/32	1,435	1,548,329
Venture Global Plaquemines LNG LLC,
Sr. Sec’d. Notes, 144A	6.500	01/15/34	325	334,288
Sr. Sec’d. Notes, 144A	6.750	01/15/36	325	334,291

				14,181,159

Real Estate 1.0%

Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A	10.500(cc)	01/15/28	1,012	1,022,687
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	7.750	09/01/30	250	264,655

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate (cont’d.)

Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125%	02/01/29	1,350	$1,288,011
Gtd. Notes, 144A	4.375	02/01/31	700	645,215
Gtd. Notes, 144A	5.375	08/01/28	465	462,251
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29	1,125	1,102,319

				4,785,138

Real Estate Investment Trusts (REITs) 2.2%

Arbor Realty SR, Inc.,
Sr. Unsec’d. Notes, 144A	7.875	07/15/30	360	367,648
Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31	861	719,031
Sr. Unsec’d. Notes	4.750	02/15/28	750	695,124
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	3.500	03/15/31	1,350	922,320
Sr. Sec’d. Notes, 144A	8.500	02/15/32	175	182,044
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Gtd. Notes, 144A	7.000	02/01/30	550	563,606
Sr. Sec’d. Notes, 144A	4.875	05/15/29	400	384,924
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, 144A	4.500	02/15/29	525	510,813
Gtd. Notes, 144A	6.500	04/01/32	365	372,896
Rithm Capital Corp.,
Sr. Unsec’d. Notes, 144A	8.000	07/15/30	240	244,452
SBA Communications Corp.,
Sr. Unsec’d. Notes	3.125	02/01/29	275	256,308
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	01/15/27	200	196,729
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	250	252,527
Sr. Unsec’d. Notes, 144A	6.500	07/01/30	275	282,887
Sr. Unsec’d. Notes, 144A	6.500	10/15/30	300	308,618
Sr. Unsec’d. Notes, 144A	7.250	04/01/29	740	774,764
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC,
Gtd. Notes, 144A	6.500	02/15/29	1,675	1,629,332

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 119

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC, (cont’d.)
Sr. Sec’d. Notes, 144A	4.750%	04/15/28	300	$291,185
Sr. Sec’d. Notes, 144A	10.500	02/15/28	1,501	1,585,798

				10,541,006

Retail 4.4%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A	4.000	10/15/30	2,400	2,223,000
Sr. Sec’d. Notes, 144A	3.875	01/15/28	188	181,356
Arko Corp.,
Gtd. Notes, 144A	5.125	11/15/29	750	614,928
BCPE Ulysses Intermediate, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.750%or PIK 8.500%	7.750	04/01/27	580	579,901
Brinker International, Inc.,
Gtd. Notes, 144A	8.250	07/15/30	725	769,254
Carvana Co.,
Sr. Sec’d. Notes, 144A, Cash coupon 9.000% or PIK 12.000%	9.000	12/01/28	1,445	1,479,737
Sr. Sec’d. Notes, 144A, Cash coupon 11.000% or PIK 13.000%	9.000	06/01/30	1,589	1,661,977
Sr. Sec’d. Notes, 144A, PIK 14.000%	9.000	06/01/31	1,951	2,320,374
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	12.000	11/30/28	275	303,531
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A	6.750	01/15/30	2,075	1,952,289
Foundation Building Materials, Inc.,
Gtd. Notes, 144A	6.000	03/01/29	755	708,385
Gap, Inc. (The),
Gtd. Notes, 144A	3.625	10/01/29	600	552,881
Gtd. Notes, 144A	3.875	10/01/31	450	399,846
LBM Acquisition LLC,
Gtd. Notes, 144A	6.250	01/15/29	1,050	921,652
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A	4.875	05/01/29	875	850,370
Lithia Motors, Inc.,
Sr. Unsec’d. Notes, 144A	3.875	06/01/29	475	448,924
Park River Holdings, Inc.,
Gtd. Notes, 144A	5.625	02/01/29	1,020	881,187

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

Park River Holdings, Inc., (cont’d.)
Sr. Unsec’d. Notes, 144A	6.750%	08/01/29	200	$174,846
Patrick Industries, Inc.,
Gtd. Notes, 144A	4.750	05/01/29	75	72,742
Gtd. Notes, 144A	6.375	11/01/32	380	380,066
QXO Building Products, Inc.,
Sr. Sec’d. Notes, 144A	6.750	04/30/32	230	236,938
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	6.750	03/01/32	845	867,698
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27	410	408,515
Sr. Unsec’d. Notes, 144A	5.000	06/01/31	790	742,070
Superior Plus LP/Superior General Partner, Inc. (Canada),
Gtd. Notes, 144A	4.500	03/15/29	590	561,125
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A	6.875	10/15/28	600	598,689

				20,892,281

Semiconductors 0.0%
Entegris, Inc.,
Sr. Sec’d. Notes, 144A	4.750	04/15/29	175	171,386

Software 0.5%
CoreWeave, Inc.,
Gtd. Notes, 144A	9.000	02/01/31	415	414,270
Gtd. Notes, 144A	9.250	06/01/30	1,080	1,085,489
Fair Isaac Corp.,
Sr. Unsec’d. Notes, 144A	6.000	05/15/33	250	251,595
SS&C Technologies, Inc.,
Gtd. Notes, 144A	5.500	09/30/27	375	375,019

				2,126,373

Telecommunications 5.1%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A	5.000	01/15/28	1,275	1,020,382
Sr. Sec’d. Notes, 144A	5.750	08/15/29	1,425	1,090,125
Sr. Sec’d. Notes, 144A	9.625	07/15/27	700	642,796

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 121

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Altice France SA (France),
Sr. Sec’d. Notes, 144A	5.500%	01/15/28	200	$177,750
Sr. Sec’d. Notes, 144A	5.500	10/15/29	700	605,934
Sr. Sec’d. Notes, 144A	8.125	02/01/27	600	558,762

Connect Finco Sarl/Connect US Finco LLC (United Kingdom),
Sr. Sec’d. Notes, 144A	9.000	09/15/29	275	277,750

Digicel Group Holdings Ltd. (Jamaica),
Sr. Sec’d. Notes, Series 1B14, 144A	0.000	12/31/30	513	51
Sr. Sec’d. Notes, Series 3B14, 144A^	0.000	12/31/30	34	—

Digicel Intermediate Holdings Ltd./Digicel International Finance Ltd./DIFL US LLC (Jamaica),
Sr. Sec’d. Notes, Cash coupon 9.000% and PIK 2.250%	11.250	05/25/27	1,284	1,284,834

Digicel International Finance Ltd./Difl US LLC (Jamaica),
Sr. Sec’d. Notes, 144A	8.625	08/01/32	1,410	1,420,293

Digicel Midco Ltd./DIFL US II LLC (Jamaica),
Sr. Unsec’d. Notes, PIK 10.500%	10.500	11/25/28	1,002	1,014,021

EchoStar Corp.,
Sr. Sec’d. Notes, Cash coupon 6.750% or PIK 6.750%	6.750	11/30/30	58	55,357
Sr. Sec’d. Notes	10.750	11/30/29(d)	1,675	1,765,006

Frontier Communications Holdings LLC,
Sec’d. Notes	5.875	11/01/29	800	807,243
Sec’d. Notes, 144A	6.000	01/15/30	825	834,726
Sec’d. Notes, 144A	6.750	05/01/29	425	429,167
Sr. Sec’d. Notes, 144A	5.000	05/01/28	2,175	2,173,878
Sr. Sec’d. Notes, 144A	5.875	10/15/27	425	425,106
Sr. Sec’d. Notes, 144A	8.750	05/15/30	400	419,399

Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A	7.000	10/15/28	875	885,080
Sr. Sec’d. Notes, 144A	7.000	04/15/32	600	614,250
Sr. Sec’d. Notes, 144A	8.500	04/15/31	335	358,919

Level 3 Financing, Inc.,
Sec’d. Notes, 144A	4.000	04/15/31	275	237,479
Sec’d. Notes, 144A	4.500	04/01/30	1,780	1,601,622
Sr. Sec’d. Notes, 144A	6.875	06/30/33	1,000	1,014,543
Sr. Sec’d. Notes, 144A	11.000	11/15/29	1,751	1,989,383

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Sable International Finance Ltd. (Panama),
Sr. Sec’d. Notes, 144A	7.125%	10/15/32	450	$449,743
Viasat, Inc.,
Sr. Unsec’d. Notes, 144A	7.500	05/30/31	475	413,788
Windstream Services LLC/Windstream Escrow Finance Corp.,
Sr. Sec’d. Notes, 144A	8.250	10/01/31	950	995,325
Zegona Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	8.625	07/15/29	275	292,001

				23,854,713

Transportation 0.3%

RXO, Inc.,
Gtd. Notes, 144A	7.500	11/15/27	420	428,663
Star Leasing Co. LLC,
Sec’d. Notes, 144A	7.625	02/15/30	700	690,834
XPO, Inc.,
Gtd. Notes, 144A	7.125	06/01/31	150	155,272
Gtd. Notes, 144A	7.125	02/01/32	205	213,419

				1,488,188

TOTAL CORPORATE BONDS
(cost $384,630,649)				378,152,619

FLOATING RATE AND OTHER LOANS 7.9%

Airlines 0.0%

Vista Management Holding, Inc.,
Initial Term Loan, 3 Month SOFR + 3.750%	8.041(c)	04/01/31	125	125,156

Auto Parts & Equipment 0.7%

Clarios Global LP,
Amendment No. 6 Dollar Term Loan, 1 Month SOFR + 2.750%	7.106(c)	01/28/32	725	725,302
First Brands Group LLC,
Second Lien 2021 Term Loan, 3 Month SOFR + 8.762%	13.070(c)	03/30/28	1,663	1,554,905

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 123

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Auto Parts & Equipment (cont’d.)

Tenneco, Inc.,
Term A Loan, 3 Month SOFR + 4.850%	9.172%(c)	11/17/28	790	$777,315
Term B Loan, 3 Month SOFR + 5.100%	9.409(c)	11/17/28	125	123,326

				3,180,848

Building Materials 0.2%
American Bath/CP Atlas Buyer Inc.,
2025 Term B Loan, 1 Month SOFR + 5.250%	9.606(c)	07/08/30	400	380,000
Eco Material Technologies, Inc.,
Initial Term Loan, 6 Month SOFR + 3.250%	7.467(c)	02/12/32	441	442,103
Quikrete Holdings, Inc.,
Tranche B-3 Term Loan, 1 Month SOFR + 2.250%	6.606(c)	02/10/32	324	323,872

				1,145,975

Chemicals 0.6%
Consolidated Energy Finance SA (Switzerland),
2024 Incremental Term Loan, 3 Month SOFR + 4.500%	8.833(c)	11/15/30	535	503,814
Iris Holdings Ltd.,
Initial Term Loan, 3 Month SOFR + 4.850%	9.158(c)	06/28/28	443	430,248
TPC Group, Inc.,
Initial Term Loan, 6 Month SOFR + 5.750%	9.952(c)	12/16/31	599	574,560
Venator Finance Sarl,
Initial First-Out Term Loan, 3 Month SOFR + 10.000%^	14.318(c)	12/31/25	533	506,660
Term Loan, 3 Month SOFR + 2.000%^	14.318(c)	10/12/28	760	532,249
Venator Materials LLC,
First Out Term B Loan, 3 Month SOFR + 2.000%^	6.296(c)	07/16/26	536	509,437

				3,056,968

Commercial Services 0.2%
MPH Acquisition Holdings LLC,
First Term Out Loan, 3 Month SOFR + 3.750%	8.058(c)	12/31/30	489	486,087
Second Out Term Loan, 3 Month SOFR + 4.862%	9.170(c)	12/31/30	319	284,267

				770,354

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Computers 0.6%
Bingo Holdings I LLC,
Term Loan, 3 Month SOFR + 4.750%	9.046%(c)	06/30/32	450	$450,375
McAfee Corp.,
Refinancing Tranche B-1, 1 Month SOFR + 3.000%	7.327(c)	03/01/29	1,562	1,497,217
NCR Atleos Corp.,
Term B Loan, 3 Month SOFR + 3.750%	8.058(c)	04/16/29	469	472,619
NCR Atleos LLC,
Term A Loan, 3 Month SOFR + 2.750%	7.058(c)	10/16/28	204	200,196

				2,620,407

Electric 0.0%
Heritage Power LLC,
Term Loan, 3 Month SOFR + 5.500%^	9.796(c)	07/20/28	227	223,271

Electronics 0.0%
Likewize Corp.,
Closing Date Term Loan, 3 Month SOFR + 5.750%	10.033(c)	08/15/29	117	113,813

Environmental Control 0.1%
GFL Environmental, Inc.,
Initial Term Loan, 3 Month SOFR + 2.500%	6.824(c)	03/03/32	300	300,000

Forest Products & Paper 0.1%
Magnera Corp.,
New Term Loan, 3 Month SOFR + 4.250%	8.583(c)	11/04/31	274	271,487

Healthcare-Services 0.0%
LifePoint Health, Inc.,
Term B Loan, 3 Month SOFR + 3.750%	8.068(c)	05/16/31	100	99,044

Holding Companies-Diversified 0.1%
Clue OpCo LLC,
Term B Loan, 3 Month SOFR + 4.500%	8.810(c)	12/19/30	509	508,394

Household Products/Wares 0.1%
Kronos Acquisition Holdings, Inc. (Canada),
Initial Loan 2024, 3 Month SOFR + 4.000%	8.296(c)	07/08/31	521	446,377

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 125

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Housewares 0.1%

SWF Holdings I Corp.,
Tranche A-1 Term Loan, 1 Month SOFR + 4.500%	8.856%(c)	12/18/29		107	$106,875
Tranche A-2, 1 Month SOFR + 0.114%	4.471(c)	10/06/28		331	253,325

					360,200

Insurance 0.5%

Acrisure LLC,
2024 Repricing Term B-6 Loan, 1 Month SOFR + 3.000%	7.356(c)	11/06/30		965	962,821
Assured Partners, Inc.,
2024 Term Loan, 1 Month SOFR + 3.500%	7.858(c)	02/14/31		249	249,770
Asurion LLC,
New B-04 Term Loan, 1 Month SOFR + 5.364%	9.721(c)	01/20/29		1,230	1,153,381
New B-12 Term Loan, 1 Month SOFR + 4.250%	8.606(c)	09/19/30		199	195,076

					2,561,048

Internet 0.1%

Cablevision Lightpath LLC,
2025 Refinancing Term Loan, 1 Month SOFR + 3.000%	7.342(c)	11/30/27		25	24,697
Diamond Sports Net LLC,
First Lien Exit Term Loan	15.000	01/02/28		445	386,824

					411,521

Investment Companies 0.2%

Hurricane CleanCo Ltd. (United Kingdom),
Facility A^	6.250	10/31/29	GBP	813	1,105,588

Leisure Time 0.3%

ClubCorp Holdings, Inc.,
Term Loan, 2 Month SOFR + 5.000%^	9.328(c)	07/10/32		482	477,775
International Park Holdings BV (Netherlands),
2025 Facility B, 6 Month EURIBOR + 5.500%^	7.537(c)	01/30/32	EUR	900	1,018,053

					1,495,828

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Machinery-Diversified 0.1%

Graftech Global Enterprises, Inc.,
Delayed Draw Term Loan^	3.750%	12/21/29	15	$14,836
Initial Term Loan, 1 Month SOFR + 6.000%^	10.351(c)	12/21/29	278	283,798

				298,634

Media 1.6%

Altice Financing SA (Luxembourg),
2022 Dollar Loan, 3 Month SOFR + 5.000%	9.318(c)	10/31/27	424	368,804
CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	8.842(c)	01/18/28	3,296	3,286,662
September 2019 Term Loan, 1 Month LIBOR + 1.500%	9.000(c)	04/15/27	199	196,333
iHeartCommunications, Inc.,
Refinanced Term B Loan, 1 Month SOFR + 5.889%	10.246(c)	05/01/29	299	246,262
Radiate Holdco LLC,
First Out Term Loan, 1 Month SOFR + 3.614%	9.471(c)	09/25/29	3,628	3,136,981
Virgin Media Bristol LLC,
Facility Q Advance, 1 Month SOFR + 3.364%	7.706(c)	01/31/29	150	148,896

				7,383,938

Metal Fabricate/Hardware 0.5%

Doncasters US Finance LLC (United Kingdom),
2025 Term Loan, 3 Month SOFR + 6.500%^	10.796(c)	04/23/30	80	80,598
Initial Term Loan, 3 Month SOFR + 6.500%	10.796(c)	04/23/30	2,118	2,139,369

				2,219,967

Oil & Gas 0.1%

Hilcorp Energy I LP,
Term B Loan, 1 Month SOFR + 2.000%	6.343(c)	02/11/30	299	299,437

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 127

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Retail 0.0%

Foundation Building Materials, Inc.,
2025 Incremental Term Loan, 3 Month SOFR + 5.250%	9.546%(c)	01/29/31	70	$68,512
Great Outdoors Group LLC,
Term B-3 Loan, 1 Month SOFR + 3.250%	7.606(c)	01/23/32	165	164,865

				233,377

Software 0.3%

AthenaHealth Group, Inc.,
Initial Term Loan, 1 Month SOFR + 2.750%	7.106(c)	02/15/29	285	284,602
BMC Software, Inc.,
2031 Replacement Dollar Term Loan, 3 Month SOFR + 3.000%	7.333(c)	07/30/31	150	149,555
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%	9.721(c)	07/14/28	955	886,149

				1,320,306

Telecommunications 1.4%

Connect Finco Sarl (United Kingdom),
Amendment No. 4 Term Loan, 1 Month SOFR + 4.500%	8.856(c)	09/27/29	1,036	1,013,709
Digicel International Finance Ltd. (Jamaica),
Initial Term Loan, 3 Month SOFR + 7.500%	11.808(c)	05/25/27	182	180,889
Term B Loan^	— (p)	08/06/32	1,165	1,162,088
Level 3 Financing, Inc.,
Term B-3 Loan, 1 Month SOFR + 4.250%	8.606(c)	03/27/32	350	351,400
Lumen Technologies, Inc.,
Term B-1 Loan, 1 Month SOFR + 2.464%	6.821(c)	04/15/29	1,744	1,732,889
Term B-2 Loan, 1 Month SOFR + 2.464%	6.821(c)	04/15/30	510	506,465
Numericable U.S. LLC (France),
(USD) B14 Term Loan, 3 Month SOFR + 5.500%	9.818(c)	08/15/28	100	93,000
Viasat, Inc.,
Initial Term Loan, 1 Month SOFR + 4.614%	8.954(c)	05/30/30	448	438,879

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Telecommunications (cont’d.)

Xplore, Inc.,
Initial Term Loan, 3 Month SOFR + 5.262%	9.594%(c)	10/24/29	236	$222,016
Second Out Term Loan, 3 Month SOFR + 1.762%^	6.094(c)	10/24/31	923	692,580

				6,393,915

TOTAL FLOATING RATE AND OTHER LOANS
(cost $37,183,432)				36,945,853

U.S. TREASURY OBLIGATIONS(k) 0.8%

U.S. Treasury Notes	3.750	08/31/26	1,825	1,816,944
U.S. Treasury Notes	4.125	10/31/26	1,200	1,199,860
U.S. Treasury Notes	4.250	11/30/26	105	105,197
U.S. Treasury Notes	4.250	12/31/26	550	551,289

TOTAL U.S. TREASURY OBLIGATIONS
(cost $3,679,319)				3,673,290

			Shares

AFFILIATED EXCHANGE-TRADED FUND 3.3%

PGIM AAA CLO ETF
(cost $15,491,807)(wa)			303,020	15,596,440

COMMON STOCKS 2.2%

Chemicals 0.5%

Cornerstone Chemical Co.*^			43,850	337,645
TPC Group, Inc.*			67,793	1,614,321
Venator Materials PLC*^(x)			2,297	413,460

				2,365,426

Electric Utilities 0.1%

GenOn Energy Holdings, Inc. (Class A Stock)*^(x)			9,187	275,610
Keycon Power Holdings LLC*^			12,469	290,278

				565,888

Gas Utilities 0.3%

Ferrellgas Partners LP (Class B Stock)*(x)			9,477	1,252,853

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 129

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Shares	Value

COMMON STOCKS (Continued)

Interactive Media & Services 0.2%

Diamond Sports Group LLC*(x)	64,608	$866,845

Oil, Gas & Consumable Fuels 0.5%

Expand Energy Corp.	4,221	442,276
Heritage Power LLC, Exit Financing - Participation on Account of Backstop Shares & Exit Financing - Reserve Shares*(x)	1,340	87,379
Heritage Power LLC, Exit Financing Participation Shares & Backstop Shares*(x)	30,465	1,986,577
Heritage Power LLC, Litigation Trust Interests*^(x)	35,061	17,531

		2,533,763

Software 0.0%

Mitel Networks International Ltd. (Canada)*^	304	3

Wireless Telecommunication Services 0.6%

Digicel International Finance Ltd. (Jamaica)*	276,054	2,208,432
Intelsat Emergence SA (Luxembourg)*^	38,819	4
Intelsat Emergence SA (Luxembourg)*	38,819	452,494
Stonepeak Falcon Holdings, Inc. (Class A Stock)*	79,554	193,773
Xplore, Inc., CVR*^	4,138	—

		2,854,703

TOTAL COMMON STOCKS (cost $9,212,517)		10,439,481

PREFERRED STOCKS 0.7%

Diversified Telecommunication Services 0.1%

Qwest Corp., 6.750%, Maturing 06/15/57	11,605	232,448

Electronic Equipment, Instruments & Components 0.6%

Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^(x)	2,625	2,625,000

Wireless Telecommunication Services 0.0%

Digicel International Finance Ltd. (Jamaica)*^	18,040	214,270

TOTAL PREFERRED STOCKS (cost $2,851,623)		3,071,718

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Description	Units	Value

WARRANTS* 0.0%

Interactive Media & Services
Diamond Sports Group LLC, expiring 06/30/26(x) (cost $0)	120,837	$23,249

TOTAL LONG-TERM INVESTMENTS (cost $464,922,769)		459,807,991

	Shares

SHORT-TERM INVESTMENT 1.4%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 4.492%) (cost $6,449,489)(wa)	6,449,489	6,449,489

TOTAL INVESTMENTS 99.3% (cost $471,372,258)		466,257,480
Other assets in excess of liabilities(z) 0.7%		3,393,425

NET ASSETS 100.0%		$469,650,905

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $12,322,025 and 2.6% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2025.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(wa)	Represents investments in Funds affiliated with the Manager.
(x)

The following represents restricted securities that are acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 131

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

(x) Restricted Securities:

Issuer Description	Acquisition Date	Original Cost	Market Value	Percentage of Net Assets
Diamond Sports Group LLC*	01/02/25	$169,163	$866,845	0.2%
Diamond Sports Group LLC, expiring 06/30/26*	01/02/25	—	23,249	0.0
Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^	03/29/21-07/08/22	2,635,000	2,625,000	0.6
Ferrellgas Partners LP (Class B Stock)*	05/06/15-07/26/24	2,471,168	1,252,853	0.3
GenOn Energy Holdings, Inc. (Class A Stock)*^	02/28/19	984,219	275,610	0.0
Heritage Power LLC, Exit Financing - Participation on Account of Backstop Shares & Exit Financing - Reserve Shares*	11/21/23	—	87,379	0.0
Heritage Power LLC, Exit Financing Participation Shares & Backstop Shares*	11/21/23	315,507	1,986,577	0.4
Heritage Power LLC, Litigation Trust Interests*^	11/21/23	17,531	17,531	0.0
Venator Materials PLC*^	03/08/19-10/19/23	4,596,226	413,460	0.1

Total		$11,188,814	$7,548,504	1.6%

(z) Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded corporate bond commitment outstanding at July 31, 2025:

Issuer	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
New Generation Gas Gathering LLC, Sr. Sec’d. Notes, 144A, —%(p), Maturity Date 09/30/29 (cost $93,175)^	95	$93,175	$—	$—

Unfunded loan commitments outstanding at July 31, 2025:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
ClubCorp Holdings, Inc., Delayed Draw Term Loan, 1.000%, Maturity Date 07/31/32 (cost $30,949)^	31	$31,159	$210	$—
ClubCorp Holdings, Inc., Revolver Loan, 0.500%, Maturity Date 07/31/32 (cost $51,583)^	52	51,932	349	—
Doncasters US Finance LLC, 2025 Delayed Draw Term Loan, —%(p), Maturity Date 04/01/30 (cost $120,000)	120	121,200	1,200	—
Graftech Global Enterprises, Inc., Delayed Draw Term Loan, 3.750%, Maturity Date 12/21/29 (cost $144,775)^	144	147,334	2,559	—
SWF Holdings I Corp., Delayed Draw Term Loan, 2.250%, Maturity Date 12/19/29 (cost $142,857)	143	142,500	—	(357)

		$494,125	$4,318	$(357)

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Futures contracts outstanding at July 31, 2025:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
158	2 Year U.S. Treasury Notes	Sep. 2025	$32,703,531	$(54,083)
286	5 Year U.S. Treasury Notes	Sep. 2025	30,937,158	53,141
184	10 Year U.S. Treasury Notes	Sep. 2025	20,435,500	136,737
23	20 Year U.S. Treasury Bonds	Sep. 2025	2,626,312	3,850
14	30 Year U.S. Ultra Treasury Bonds	Sep. 2025	1,642,375	42,500

				$182,145

Forward foreign currency exchange contracts outstanding at July 31, 2025:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/04/25	TD	GBP 1,424	$1,913,762	$1,880,152	$—	$(33,610)
Euro,
Expiring 08/04/25	BNY	EUR 1,390	1,629,955	1,586,996	—	(42,959)

			$3,543,717	$3,467,148	—	(76,569)

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/04/25	GSI	GBP 1,424	$1,936,991	$1,880,152	$56,839	$—
Expiring 09/02/25	TD	GBP 1,424	1,914,307	1,880,701	33,606	—
Euro,
Expiring 08/04/25	MSI	EUR 1,390	1,617,375	1,586,996	30,379	—
Expiring 09/02/25	BNY	EUR 1,390	1,633,118	1,590,066	43,052	—

			$7,101,791	$6,937,915	163,876	—

					$163,876	$(76,569)

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 133

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Credit default swap agreement outstanding at July 31, 2025:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at July 31, 2025(4)	Value at Trade Date	Value at July 31, 2025	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.44.V1	06/20/30	5.000	%(Q)	28,495	3.220%	$1,038,800	$2,224,205	$1,185,405

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Total return swap agreements outstanding at July 31, 2025:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)/ 4.390%	MSI	09/22/25	26,820	$418,093	$—	$418,093
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)/ 4.390%	MSI	09/22/25	97,950	2,940,244	—	2,940,244
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(T)/ 4.390%	MSI	09/22/25	11,870	33,661	—	33,661
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 4.390%	MSI	09/22/25	(1,830)	(64,818)	—	(64,818)
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 4.390%	MSI	12/20/25	(1,160)	(42,222)	—	(42,222)
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 4.390%	MSI	12/22/25	(5,000)	(116,399)	—	(116,399)

					$3,168,559	$—	$3,168,559

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$—	$3,391,998	$(223,439)

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 135

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$—	$2,256,119
JPS	—	1,322,111

Total	$—	$3,578,230

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$11,905,341	$—
Corporate Bonds	—	376,614,446	1,538,173
Floating Rate and Other Loans	—	30,338,920	6,606,933
U.S. Treasury Obligations	—	3,673,290	—
Affiliated Exchange-Traded Fund	15,596,440	—	—
Common Stocks	442,276	8,662,674	1,334,531
Preferred Stocks	232,448	—	2,839,270
Warrants	—	23,249	—
Short-Term Investment
Affiliated Mutual Fund	6,449,489	—	—

Total	$22,720,653	$431,217,920	$12,318,907

Other Financial Instruments*
Assets
Unfunded Corporate Bond Commitment	$—	$—	$—	**
Unfunded Loan Commitments	—	1,200	3,118
Futures Contracts	236,228	—	—
OTC Forward Foreign Currency Exchange Contracts	—	163,876	—

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
Centrally Cleared Credit Default Swap Agreement	$—	$1,185,405	$—
OTC Total Return Swap Agreements	—	3,391,998	—

Total	$236,228	$4,742,479	$3,118

Liabilities
Unfunded Loan Commitment.	$—	$(357)	$—
Futures Contracts	(54,083)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(76,569)	—
OTC Total Return Swap Agreements	—	(223,439)	—

Total	$(54,083)	$(300,365)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded corporate bond commitments and unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts, unfunded corporate bond commitments and unfunded loan commitments are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

**	Includes Level 3 investments with an aggregate value of $0.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Floating Rate and Other Loans	Common Stocks
Balance as of 07/31/24	$890,708	$2,608,632	$8,697,242
Realized gain (loss)	(102,178)	915	510,040
Change in unrealized appreciation (depreciation)	65,490	(161,586)	(1,558,486)
Purchase/Exchange/Issuances	1,447,763	4,617,575	105,581
Sales/Paydowns	(1,021,628)	(489,860)	(2,505,767)
Accrued discount/premium	257,485	43,914	—
Transfer into Level 3*	533	695,093	2,232,732
Transfer out of Level 3*	—	(707,750)	(6,146,811)

Balance as of 07/31/25	$1,538,173	$6,606,933	$1,334,531

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(126,848)	$(158,022)	$(1,558,486)

	Preferred Stocks	Unfunded Corporate Bond Commitment	Unfunded Loan Commitments
Balance as of 07/31/24	$2,936,822	$—	$—
Realized gain (loss)	14,210	—	—
Change in unrealized appreciation (depreciation)	16,128	—	3,118
Purchase/Exchange/Issuances	—	—	—
Sales/Paydowns	(127,890)	—	—

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 137

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

	Preferred Stocks	Unfunded Corporate Bond Commitment	Unfunded Loan Commitments
Accrued discount/premium	$—	$—	$—
Transfer into Level 3*	—	—	—
Transfer out of Level 3*	—	—	—

Balance as of 07/31/25	$2,839,270	$—	$3,118

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$16,128	$—	$3,118

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of July 31, 2025	Valuation Approach	Valuation Methodology	Unobservable Inputs	Inputs (Range)
Corporate Bonds	$941,844	Market	Enterprise Value	EBITDA Multiple	7.3x
Corporate Bonds	5	Market	Recovery Value Transaction	Recovery Rate Unadjusted	0.00%
Corporate Bonds	596,324	Market	Based Comparable	Price Yield Curve	NA
Floating Rate and Other Loans	1,018,053	Market	Bond	Spread Discount	50 bps
Floating Rate and Other Loans	1,105,588	Market	Enterprise Value Discounted	EBITDA Multiple	9.5x
Common Stocks	290,278	Market	Cash Flow	Discount Rate	40%
Common Stocks	337,645	Market	Enterprise Value	EBITDA Multiple	10.0x
Common Stocks	17,531	Market	Enterprise Value	Recovery Rate	0.50%
Common Stocks	4	Market	Recovery Value	Recovery Rate	0.00%
Preferred Stocks	214,270	Market	Enterprise Value	Recovery Rate	11.88%

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Level 3 Securities**	Fair Value as of July 31, 2025	Valuation Approach	Valuation Methodology	Unobservable Inputs	Inputs (Range)
Preferred Stocks	$2,625,000	Market	Transaction Based	Unadjusted Price	NA
Unfunded Corporate Bond Commitment	—	Market	Transaction Based	Unadjusted Price	NA

	$7,146,542

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of July 31, 2025, the aggregate value of these securities and/or derivatives was $5,175,483. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2025 were as follows:

Telecommunications	6.5%
Media	5.7
Oil & Gas	5.4
Diversified Financial Services	5.2
Retail	4.4
Commercial Services	4.2
Electric	4.0
Home Builders	4.0
Affiliated Exchange-Traded Fund	3.3
Chemicals	3.2
Healthcare-Services	3.2
Pipelines	3.0
Entertainment	2.8
Collateralized Loan Obligations	2.5
Leisure Time	2.3
Real Estate Investment Trusts (REITs)	2.2
Packaging & Containers	2.1
Auto Parts & Equipment	2.1
Mining	1.8
Building Materials	1.7
Pharmaceuticals	1.6
Insurance	1.5
Aerospace & Defense	1.5
Auto Manufacturers	1.4
Lodging	1.4

Foods	1.4%
Affiliated Mutual Fund	1.4
Computers	1.4
Airlines	1.2
Banks	1.2
Iron/Steel	1.1
Real Estate	1.0
Housewares	1.0
Environmental Control	0.9
Healthcare-Products	0.8
Internet	0.8
U.S. Treasury Obligations	0.8
Software	0.8
Wireless Telecommunication Services	0.6
Machinery-Diversified	0.6
Advertising	0.6
Electronic Equipment, Instruments & Components	0.6
Metal Fabricate/Hardware	0.6
Oil, Gas & Consumable Fuels	0.5
Holding Companies-Diversified	0.5
Household Products/Wares	0.5
Apparel	0.4
Miscellaneous Manufacturing	0.4
Electrical Components & Equipment	0.4
Gas	0.3

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 139

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Industry Classification (continued):

Transportation	0.3%
Engineering & Construction	0.3
Gas Utilities	0.3
Investment Companies	0.2
Machinery-Construction & Mining	0.2
Interactive Media & Services	0.2
Forest Products & Paper	0.2
Electronics	0.1
Distribution/Wholesale	0.1
Electric Utilities	0.1
Home Furnishings	0.1
Coal	0.1

Oil & Gas Services	0.1%
Office/Business Equipment	0.1
Diversified Telecommunication Services	0.1
Semiconductors	0.0 *

99.3
Other assets in excess of liabilities	0.7

100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2025 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$1,185,405	*	—	$—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	163,876		Unrealized depreciation on OTC forward foreign currency exchange contracts	76,569
Interest rate contracts	Due from/to broker-variation margin futures	236,228	*	Due from/to broker-variation margin futures	54,083	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	3,391,998		Unrealized depreciation on OTC swap agreements	223,439

		$4,977,507			$354,091

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2025 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$29,907	$—	$—	$1,059,762
Foreign exchange contracts	—	—	(143,804)	—
Interest rate contracts	—	458,889	—	1,966,429

Total	$29,907	$458,889	$(143,804)	$3,026,191

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$1,009,497
Foreign exchange contracts	—	137,265	—
Interest rate contracts	(1,074,400)	—	2,511,041

Total	$(1,074,400)	$137,265	$3,520,538

For the year ended July 31, 2025, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Options Written (1)	$1,068,000
Futures Contracts - Long Positions (1)	89,252,913
Forward Foreign Currency Exchange Contracts - Purchased (2)	4,324,695
Forward Foreign Currency Exchange Contracts - Sold (2)	8,632,467
Credit Default Swap Agreements - Sell Protection (1)	36,469,000
Total Return Swap Agreements (1)	64,532,000

*	Average volume is based on average quarter end balances for the year ended July 31, 2025.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 141

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2025

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNY	$43,052	$(42,959)	$93	$—	$93
GSI	56,839	—	56,839	—	56,839
MSI	3,422,377	(223,439)	3,198,938	(3,198,938)	—
TD	33,606	(33,610)	(4)	—	(4)

	$3,555,874	$(300,008)	$3,255,866	$(3,198,938)	$56,928

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Statement of Assets & Liabilities

as of July 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $449,430,962)	$444,211,551
Affiliated investments (cost $21,941,296)	22,045,929
Cash	22,228
Foreign currency, at value (cost $67,060)	64,973
Dividends and interest receivable	7,391,040
Unrealized appreciation on OTC swap agreements	3,391,998
Receivable for investments sold	1,105,773
Unrealized appreciation on OTC forward foreign currency exchange contracts	163,876
Due from broker—variation margin futures	10,111
Unrealized appreciation on unfunded loan commitments	4,318
Prepaid expenses and other assets	83,128

Total Assets	478,494,925

Liabilities

Payable for investments purchased	8,034,543
Management fee payable	315,840
Unrealized depreciation on OTC swap agreements	223,439
Accrued expenses and other liabilities	78,722
Unrealized depreciation on OTC forward foreign currency exchange contracts	76,569
Deferred directors’ fees and directors’ fees payable	60,089
Interest payable	36,167
Due to broker—variation margin swaps	18,279
Unrealized depreciation on unfunded loan commitments	357
Dividends and Distributions payable	15

Total Liabilities	8,844,020

Net Assets	$469,650,905

Net assets were comprised of:
Common stock, at par	$33,296
Paid-in capital in excess of par	598,792,555
Total distributable earnings (loss)	(129,174,946)

Net assets, July 31, 2025	$469,650,905

Net asset value per share
($469,650,905 ÷ 33,295,864 shares of common stock issued and outstanding)	$14.11

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 143

PGIM High Yield Bond Fund, Inc.

Statement of Operations

Year Ended July 31, 2025

Net Investment Income (Loss)

Income
Interest income (net of $7,281 foreign withholding tax)	$38,412,957
Affiliated dividend income	1,355,508
Unaffiliated dividend income	560,453

Total income	40,328,918

Expenses
Management fee	4,465,452
Interest expense	5,070,520
Professional fees	97,607
Other borrowing fees and expenses	94,500
Shareholders’ reports	80,117
Custodian and accounting fees	76,049
Audit fee	49,138
Exchange listing fees	32,384
Transfer agent’s fees and expenses	20,795
Directors’ fees	11,758
Miscellaneous	56,663

Total expenses	10,054,983
Less: Fee waiver and/or expense reimbursement	(23,053)

Net expenses	10,031,930

Net investment income (loss)	30,296,988

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(17,426,650)
Affiliated net capital gain distributions received	7,824
Futures transactions	458,889
Forward currency contract transactions	(143,804)
Options written transactions	29,907
Swap agreement transactions	3,026,191
Foreign currency transactions	(134,075)

(14,181,718)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $104,633)	26,972,922
Futures	(1,074,400)
Forward currency contracts	137,265
Swap agreements	3,520,538
Foreign currencies	(2,384)
Unfunded loan commitments	3,239

29,557,180

Net gain (loss) on investment and foreign currency transactions	15,375,462

Net Increase (Decrease) In Net Assets Resulting From Operations	$45,672,450

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Statements of Changes in Net Assets

	Year Ended July 31,
	2025	2024
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$30,296,988	$28,734,666
Net realized gain (loss) on investment and foreign currency transactions	(14,189,542)	(17,467,432)
Affiliated net capital gain distributions received	7,824	—
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	29,557,180	37,517,829

Net increase (decrease) in net assets resulting from operations	45,672,450	48,785,063

Dividends and Distributions
Distributions from distributable earnings	(32,836,200)	(33,475,817)
Tax return of capital distributions	(9,079,951)	(8,427,655)

Total dividends and distributions	(41,916,151)	(41,903,472)

Fund share transactions
Net asset value of shares issued in reinvestment of dividends and distributions [39,140 and 0 shares, respectively]	546,786	—

Total increase (decrease)	4,303,085	6,881,591

Net Assets:

Beginning of year	465,347,820	458,466,229

End of year	$469,650,905	$465,347,820

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 145

PGIM High Yield Bond Fund, Inc.

Statement of Cash Flows

Year Ended July 31, 2025

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$45,672,450

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments, net of amounts receivable	346,906,157
Purchases of long-term portfolio investments, net of amounts payable	(240,852,104)
Net proceeds (purchases) of short-term portfolio investments	19,666,289
Net premiums (paid) received for swap agreements	4,035,688
Net premiums (paid) received for options written	29,907
Amortization of premium and accretion of discount on portfolio investments	(3,469,892)
Net realized (gain) loss on investment transactions	17,418,826
Net realized (gain) loss on futures transactions	(458,889)
Net realized (gain) loss on options written transactions	(29,907)
Net realized (gain) loss on forward currency contract transactions	143,804
Net realized (gain) loss on swap agreement transactions	(3,026,191)
Net realized (gain) loss on foreign currency transactions	134,075
Net change in unrealized (appreciation) depreciation on investments (including affiliated of $104,633)	(26,972,922)
Net change in unrealized (appreciation) depreciation on futures	1,074,400
Net change in unrealized (appreciation) depreciation on forward currency contracts	(137,265)
Net change in unrealized (appreciation) depreciation on swap agreements	(3,520,538)
Net change in unrealized (appreciation) depreciation on foreign currencies	2,384
Net change in unrealized (appreciation) depreciation on unfunded loan commitments	(3,239)
(Increase) Decrease In Assets:
Dividends and interest receivable	1,831,950
Prepaid expenses and other assets	(77,931)
Increase (Decrease) In Liabilities:
Management fee payable	(77,739)
Accrued expenses and other liabilities	(39,561)
Deferred directors’ fees and directors’ fees payable	1,159
Interest payable	(603,566)
Due to broker - variation margin swaps	18,279
Dividends and Distributions payable	(90,266)

Total adjustments	111,902,908

Net cash provided by (used for) operating activities	157,575,358

Effect of exchange rate changes on cash	(895,774)

Cash Flows Provided By (Used For) Financing Activities:
Repayment of Credit Facility borrowings	(120,000,000)
Net asset value of shares issued in reinvestment of dividends and distributions	546,786
Cash paid on distributions from distributable earnings	(41,916,151)

Net cash provided by (used for) financing activities	(161,369,365)

Net increase (decrease) in cash and restricted cash, including foreign currency	(4,689,781)

Cash and restricted cash at beginning of year, including foreign currency	4,787,093

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Statement of Cash Flows (continued)

Year Ended July 31, 2025

Cash And Restricted Cash At End Of Year, Including Foreign Currency	$97,312

Supplemental Disclosure of Cash Flow Information and non-cash activities:
Cash paid during the year for interest expense	$5,768,586
Non-cash purchases of investments	$13,863,694
Non-cash sales of investments	$12,759,267
Reconciliation Of Cash And Restricted Cash Reported With The Statement Of Assets And Liabilities To The Statement Of Cash Flows:

July 31, 2025
Cash	$22,228
Foreign currency, at value	64,973
Restricted cash:
Due from broker-variation margin futures	10,111

Total Cash and Restricted Cash, Including Foreign Currency	$97,312

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 147

PGIM High Yield Bond Fund, Inc.

Financial Highlights (continued)

Year Ended July 31, 2025

	Year Ended July 31,				Two Months Ended July 31,		Year Ended May 31,
	2025	2024	2023	2022	2021		2021
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$13.99	$13.79	$14.44	$17.22	$17.15		$15.05
Income (loss) from investment operations:
Net investment income (loss)	0.91	0.86	0.91	0.96	0.17		1.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.47	0.60	(0.30)	(2.48)	0.11		2.28
Total from investment operations	1.38	1.46	0.61	(1.52)	0.28		3.36
Less Dividends and Distributions:
Dividends from net investment income	(0.99)	(1.01)	(1.10)	(1.07)	(0.18)		(1.12)
Tax return of capital distributions	(0.27)	(0.25)	(0.16)	(0.19)	(0.03)		(0.14)
Total dividends and distributions	(1.26)	(1.26)	(1.26)	(1.26)	(0.21)		(1.26)
Net asset value, end of period	$14.11	$13.99	$13.79	$14.44	$17.22		$17.15
Market price, end of period	$14.34	$13.53	$12.42	$13.02	$16.19		$16.18
Total Return(b):	15.97%	20.48%	5.60%	(12.48)%	1.35%		31.72%

Ratios/Supplemental Data:
Net assets, end of period (000)	$469,651	$465,348	$458,466	$480,364	$572,679		$570,258
Average net assets (000)	$465,922	$452,990	$457,031	$533,901	$573,494		$545,673
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	2.15%	2.80%	2.45%	1.48%	1.43	%(e)	1.45%
Expenses before waivers and/or expense reimbursement(d)	2.15%	2.80%	2.45%	1.48%	1.43	%(e)	1.45%
Net investment income (loss)	6.50%	6.34%	6.59%	6.01%	5.86	%(e)	6.58%
Portfolio turnover rate(f)	45%	36%	22%	30%	7%		56%
Asset coverage	-%	488%	453%	500%	416%		400%
Total debt outstanding at period-end (000)	$-	$120,000	$130,000	$120,000	$181,000		$190,000

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

Includes interest expense and other borrowing fees and expenses of 1.11%, 1.70%, 1.36%, 0.35%, 0.28% and 0.30%, for the years ended July 31, 2025, 2024, 2023, 2022, two months ended July 31, 2021 and year ended May 31, 2021, respectively.

(e)	Annualized, with the exception of certain non-recurring expenses.

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Financial Highlights (continued)

Year Ended July 31, 2025

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 149

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 96.9%

ASSET-BACKED SECURITIES 3.0%

Collateralized Loan Obligations
Atlas Static Senior Loan Fund Ltd. (Cayman Islands),
Series 2022-01A, Class AR, 144A, 3 Month SOFR + 1.750% (Cap N/A, Floor 1.750%)	6.068%(c)	07/15/30	566	$566,056
Battalion CLO Ltd. (Cayman Islands),
Series 2015-08A, Class A1R2, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)	5.661(c)	07/18/30	193	193,139
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month SOFR + 1.200% (Cap N/A, Floor 1.200%)	5.525(c)	04/20/32	2,864	2,864,307
Madison Park Funding Ltd. (Cayman Islands),
Series 2015-18A, Class ARR, 144A, 3 Month SOFR + 1.202% (Cap N/A, Floor 0.940%)	5.527(c)	10/21/30	2,124	2,124,934
Saratoga Investment Corp. CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R4, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.625(c)	04/20/33	774	775,242
Sound Point CLO Ltd. (Cayman Islands),
Series 2018-03A, Class A1AR, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.614(c)	10/26/31	1,803	1,805,620
TICP CLO Ltd. (Cayman Islands),
Series 2017-07A, Class ASR2, 144A, 3 Month SOFR + 1.300% (Cap N/A, Floor 1.300%)	5.618(c)	04/15/33	4,388	4,393,428
Voya CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)	5.550(c)	04/25/31	357	356,775

TOTAL ASSET-BACKED SECURITIES (cost $13,051,605)				13,079,501

CORPORATE BONDS 75.1%

Advertising 0.7%

Clear Channel Outdoor Holdings, Inc.,
Sr. Sec’d. Notes, 144A	5.125	08/15/27	2,250	2,246,916
Sr. Sec’d. Notes, 144A	9.000	09/15/28	675	707,469

				2,954,385

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense 1.3%

Boeing Co. (The),
Sr. Unsec’d. Notes	2.196%	02/04/26	725	$715,433
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000	02/15/28	2,600	2,609,750
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	819	818,488
Sr. Unsec’d. Notes, 144A	7.500	02/01/29	115	119,387
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	71	71,178
TransDigm, Inc.,
Sr. Sec’d. Notes, 144A	6.375	03/01/29	1,005	1,028,756
Sr. Sec’d. Notes, 144A	6.750	08/15/28	450	459,212

				5,822,204

Airlines 1.3%

American Airlines, Inc.,
Sr. Sec’d. Notes, 144A	7.250	02/15/28	175	178,515

American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A	5.500	04/20/26	1,150	1,144,250
Sr. Sec’d. Notes, 144A	5.750	04/20/29	100	99,536

United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	1,690	1,679,781
Sr. Sec’d. Notes, 144A	4.625	04/15/29	725	707,599

VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A	7.875	05/01/27	1,170	1,174,750
Sr. Unsec’d. Notes, 144A	9.500	06/01/28	690	707,305

				5,691,736

Apparel 0.4%

Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125	11/15/29	525	488,354
William Carter Co. (The),
Gtd. Notes, 144A	5.625	03/15/27	922	915,269
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29	175	157,674

				1,561,297

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 151

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers 1.3%

Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.700%	08/10/26	200	$195,094
Sr. Unsec’d. Notes	3.375	11/13/25	975	969,381
Sr. Unsec’d. Notes	4.125	08/17/27	200	194,928
Sr. Unsec’d. Notes	4.950	05/28/27	200	198,356
Sr. Unsec’d. Notes	7.350	11/04/27	425	440,234
New Flyer Holdings, Inc. (Canada),
Sec’d. Notes, 144A	9.250	07/01/30	285	302,100
Nissan Motor Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A	4.345	09/17/27	1,170	1,140,797
Sr. Unsec’d. Notes, 144A	7.500	07/17/30	1,620	1,670,625
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A	9.500	10/01/28	1,000	777,309

				5,888,824

Auto Parts & Equipment 1.6%

Adient Global Holdings Ltd.,
Sr. Sec’d. Notes, 144A	7.000	04/15/28	405	413,043
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.500	04/01/27	500	500,621
Clarios Global LP/Clarios US Finance Co.,
Gtd. Notes, 144A	8.500	05/15/27	750	753,990
Sr. Sec’d. Notes, 144A	6.750	02/15/30	50	51,364
Dana, Inc.,
Sr. Unsec’d. Notes	5.375	11/15/27	1,350	1,349,151
Phinia, Inc.,
Sr. Sec’d. Notes, 144A	6.750	04/15/29	385	396,263
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	8.000	11/17/28	2,950	2,928,526
Titan International, Inc.,
Sr. Sec’d. Notes	7.000	04/30/28	625	623,306

				7,016,264

Banks 1.0%

Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	6.625	01/15/27	1,350	1,350,544
Sr. Unsec’d. Notes, 144A	7.625	05/01/26	1,950	1,954,516
Sr. Unsec’d. Notes, 144A	12.000	10/01/28	250	267,294

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Popular, Inc. (Puerto Rico),
Sr. Unsec’d. Notes	7.250%	03/13/28	1,000	$1,042,500

				4,614,854

Building Materials 1.6%

Builders FirstSource, Inc.,
Gtd. Notes, 144A	5.000	03/01/30	105	102,876
CP Atlas Buyer, Inc.,
Sr. Sec’d. Notes, 144A	9.750	07/15/30	225	227,077
Griffon Corp.,
Gtd. Notes	5.750	03/01/28	650	646,607
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.875	12/15/27	950	900,813
JH North America Holdings, Inc.,
Sr. Sec’d. Notes, 144A	5.875	01/31/31	145	145,635
Quikrete Holdings, Inc.,
Sr. Sec’d. Notes, 144A	6.375	03/01/32	650	667,110
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	265	264,165
Standard Building Solutions, Inc.,
Sr. Unsec’d. Notes, 144A	6.250	08/01/33	15	15,142
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	1,175	1,160,623
Sr. Unsec’d. Notes, 144A	5.000	02/15/27	2,820	2,819,982

				6,950,030

Chemicals 1.5%

Celanese US Holdings LLC,
Gtd. Notes	6.665	07/15/27	150	153,888
Gtd. Notes	6.850	11/15/28	400	416,665
Cornerstone Chemical Co. LLC,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 10.000%^	10.000	05/07/29	215	204,409
Hercules LLC,
Jr. Sub. Notes	6.500	06/30/29	200	200,241
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A	7.125	10/01/27	1,775	1,803,558
Sr. Sec’d. Notes, 144A	9.750	11/15/28	1,775	1,861,601
Sr. Unsec’d. Notes, 144A	6.250	10/01/29	500	478,477

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 153

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

SNF Group SACA (France),
Sr. Unsec’d. Notes, 144A	3.125%	03/15/27	1,625	$1,570,530

				6,689,369

Coal 0.1%

Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A	9.250	10/01/29	595	454,431

Commercial Services 3.7%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28	321	317,104
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.875	06/15/30	745	763,297
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28	950	921,500
Sr. Sec’d. Notes, 144A	4.625	06/01/28	350	339,388
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	9.000	06/01/29	250	237,453
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.000	04/15/29	450	413,328
Gtd. Notes, 144A	4.625	10/01/27	3,525	3,445,559
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A	5.750	07/15/27	583	579,524
Gtd. Notes, 144A	5.750	07/15/27	1,082	1,076,648
Clarivate Science Holdings Corp.,
Gtd. Notes, 144A	4.875	07/01/29	425	398,621
Sr. Sec’d. Notes, 144A	3.875	07/01/28	400	383,020
DCLI Bidco LLC,
Second Mortgage, 144A	7.750	11/15/29	815	831,351
Herc Holdings, Inc.,
Gtd. Notes, 144A	5.500	07/15/27	2,651	2,640,217
Gtd. Notes, 144A	6.625	06/15/29	480	491,534
Sr. Unsec’d. Notes, 144A	7.000	06/15/30	1,060	1,094,538
Hertz Corp. (The),
Gtd. Notes, 144A	4.625	12/01/26	140	126,608
Sr. Sec’d. Notes, 144A	12.625	07/15/29	290	303,130

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Mavis Tire Express Services Topco Corp.,
Sr. Unsec’d. Notes, 144A	6.500%	05/15/29	650	$642,455
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A	5.500	04/15/29	750	731,167
United Rentals North America, Inc.,
Gtd. Notes	4.875	01/15/28	100	99,391
VT Topco, Inc.,
Sr. Sec’d. Notes, 144A	8.500	08/15/30	85	90,498
Williams Scotsman, Inc.,
Sr. Sec’d. Notes, 144A	6.625	04/15/30	230	237,236

				16,163,567

Computers 0.7%

Fortress Intermediate 3, Inc.,
Sr. Sec’d. Notes, 144A	7.500	06/01/31	380	398,588
NCR Atleos Corp.,
Sr. Sec’d. Notes, 144A	9.500	04/01/29	675	731,454
NCR Voyix Corp.,
Gtd. Notes, 144A	5.000	10/01/28	1,100	1,081,626
Gtd. Notes, 144A	5.125	04/15/29	900	882,031

				3,093,699

Distribution/Wholesale 0.0%

Velocity Vehicle Group LLC,
Sr. Unsec’d. Notes, 144A	8.000	06/01/29	150	151,985

Diversified Financial Services 5.9%

Azorra Finance Ltd.,
Gtd. Notes, 144A	7.250	01/15/31	340	347,378
Gtd. Notes, 144A	7.750	04/15/30	385	400,881
Freedom Mortgage Holdings LLC,
Sr. Unsec’d. Notes, 144A	8.375	04/01/32	120	122,567
Sr. Unsec’d. Notes, 144A	9.250	02/01/29	805	841,755
GGAM Finance Ltd. (Ireland),
Gtd. Notes, 144A	8.000	02/15/27	900	924,057
Sr. Unsec’d. Notes, 144A	7.750	05/15/26	350	352,034
Sr. Unsec’d. Notes, 144A	8.000	06/15/28	1,125	1,185,907
goeasy Ltd. (Canada),
Gtd. Notes, 144A	6.875	05/15/30	265	266,004

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 155

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

goeasy Ltd. (Canada), (cont’d.)
Gtd. Notes, 144A	9.250%	12/01/28	435	$460,595
Sr. Unsec’d. Notes, 144A	7.375	10/01/30	520	528,689
Sr. Unsec’d. Notes, 144A	7.625	07/01/29	525	538,703
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Sec’d. Notes, 144A	6.625	10/15/31	200	199,124
LD Holdings Group LLC,
Gtd. Notes, 144A	6.125	04/01/28	200	171,452
Macquarie Airfinance Holdings Ltd. (United Kingdom),
Sr. Unsec’d. Notes, 144A	6.400	03/26/29	645	670,641
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500	08/15/28	1,650	1,648,317
Gtd. Notes, 144A	6.000	01/15/27	1,256	1,257,303
Gtd. Notes, 144A	6.500	08/01/29	220	224,813
Navient Corp.,
Sr. Unsec’d. Notes	4.875	03/15/28	1,125	1,097,358
Sr. Unsec’d. Notes	5.000	03/15/27	1,175	1,161,888
Sr. Unsec’d. Notes	6.750	06/15/26	400	403,978
OneMain Finance Corp.,
Gtd. Notes	3.500	01/15/27	375	365,912
Gtd. Notes	3.875	09/15/28	775	739,161
Gtd. Notes	5.375	11/15/29	1,573	1,542,069
Gtd. Notes	6.125	05/15/30	420	420,917
Gtd. Notes	6.625	01/15/28	400	409,504
Gtd. Notes	6.750	03/15/32	550	557,869
Gtd. Notes	7.125	03/15/26	985	996,580
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29	1,950	1,869,144
Gtd. Notes, 144A	7.875	12/15/29	50	52,761
PHH Escrow Issuer LLC/PHH Corp.,
Sr. Unsec’d. Notes, 144A	9.875	11/01/29	280	280,557
PRA Group, Inc.,
Gtd. Notes, 144A	8.375	02/01/28	1,200	1,228,082
Gtd. Notes, 144A	8.875	01/31/30	290	301,086
Rocket Cos., Inc.,
Gtd. Notes, 144A	6.125	08/01/30	1,345	1,364,855
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	2.875	10/15/26	1,262	1,230,845
Gtd. Notes, 144A	3.625	03/01/29	900	850,385

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

SLM Corp.,
Sr. Unsec’d. Notes	6.500%	01/31/30	135	$140,222
United Wholesale Mortgage LLC,
Sr. Unsec’d. Notes, 144A	5.500	11/15/25	500	500,009
Sr. Unsec’d. Notes, 144A	5.500	04/15/29	125	122,324
UWM Holdings LLC,
Gtd. Notes, 144A	6.625	02/01/30	255	255,275

				26,031,001

Electric 3.2%

Calpine Corp.,
Sr. Sec’d. Notes, 144A	3.750	03/01/31	150	141,025
Sr. Sec’d. Notes, 144A	4.500	02/15/28	1,600	1,582,541
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	25	24,740
Sr. Unsec’d. Notes, 144A	5.125	03/15/28	1,700	1,691,689
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28	1,357	1,359,228
Gtd. Notes, 144A	3.875	02/15/32	25	22,834
Gtd. Notes, 144A	5.250	06/15/29	1,775	1,755,244
PG&E Corp.,
Sr. Sec’d. Notes	5.000	07/01/28	1,150	1,122,279
Sr. Sec’d. Notes	5.250	07/01/30	200	191,603
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	07/31/27	3,975	3,955,179
Gtd. Notes, 144A	5.500	09/01/26	2,175	2,173,072
Gtd. Notes, 144A	5.625	02/15/27	250	249,700

				14,269,134

Electrical Components & Equipment 0.7%

Energizer Holdings, Inc.,
Gtd. Notes, 144A	4.750	06/15/28	544	529,422
Gtd. Notes, 144A	6.500	12/31/27	1,200	1,216,634
WESCO Distribution, Inc.,
Gtd. Notes, 144A	6.375	03/15/29	255	261,482
Gtd. Notes, 144A	7.250	06/15/28	900	912,526

				2,920,064

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 157

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electronics 0.1%

Sensata Technologies BV,
Gtd. Notes, 144A	4.000%	04/15/29	500	$473,465

Entertainment 2.4%

Caesars Entertainment, Inc.,
Gtd. Notes, 144A	4.625	10/15/29	3,275	3,096,288
Sr. Sec’d. Notes, 144A	7.000	02/15/30	875	902,652
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	1,510	1,510,119
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	600	584,747
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	550	537,746
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	4.875	05/01/29	1,475	1,421,622
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	01/15/27	1,300	1,293,581
Voyager Parent LLC,
Sr. Sec’d. Notes, 144A	9.250	07/01/32	850	899,380
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A	5.125	10/01/29	325	322,396

				10,568,531

Environmental Control 0.8%

GFL Environmental, Inc.,
Gtd. Notes, 144A	4.000	08/01/28	1,025	993,225
Gtd. Notes, 144A	4.375	08/15/29	860	831,156
Gtd. Notes, 144A	4.750	06/15/29	225	219,375
Reworld Holding Corp.,
Gtd. Notes	5.000	09/01/30	120	113,900
Gtd. Notes, 144A	4.875	12/01/29	1,570	1,497,357

				3,655,013

Foods 1.3%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	4.625	01/15/27	1,225	1,215,780

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

B&G Foods, Inc.,
Gtd. Notes	5.250%	09/15/27		1,525	$1,352,884
Sr. Sec’d. Notes, 144A	8.000	09/15/28		1,470	1,374,818
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes	8.125	05/14/30	GBP	775	971,356
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30		225	213,799
Post Holdings, Inc.,
Gtd. Notes, 144A	5.500	12/15/29		813	806,105

					5,934,742

Gas 0.2%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.750	05/20/27		615	611,368
Sr. Unsec’d. Notes, 144A	9.500	06/01/30		330	346,482

					957,850

Healthcare-Products 1.1%

Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29		4,475	4,267,548
Medline Borrower LP/Medline Co-Issuer, Inc.,
Sr. Sec’d. Notes, 144A	6.250	04/01/29		775	791,494

					5,059,042

Healthcare-Services 2.3%

CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes, 144A	5.250	05/15/30		550	481,297
Sr. Sec’d. Notes, 144A	6.000	01/15/29		150	142,794
DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31		1,225	1,111,266
Gtd. Notes, 144A	4.625	06/01/30		3,000	2,862,995
LifePoint Health, Inc.,
Gtd. Notes, 144A	5.375	01/15/29		350	328,625
Sr. Sec’d. Notes, 144A	8.375	02/15/32		190	202,247
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.750	12/31/30		603	496,471
Sr. Sec’d. Notes, 144A, Cash coupon 6.500%and PIK 5.000%	11.500	12/31/30		431	425,642

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 159

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A	9.375%	09/01/29	1,490	$1,480,311
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.250	06/01/29	875	844,110
Sr. Sec’d. Notes	4.375	01/15/30	1,350	1,298,492
Sr. Sec’d. Notes	4.625	06/15/28	475	466,968

				10,141,218

Home Builders 4.5%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	1,300	1,236,397
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	500	470,130
Sr. Unsec’d. Notes, 144A	6.625	01/15/28	900	904,789
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	2,625	2,618,351
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	400	362,608
Gtd. Notes, 144A	6.250	09/15/27	2,387	2,381,032
Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A	9.750	05/01/29	775	789,485
Forestar Group, Inc.,
Gtd. Notes, 144A	5.000	03/01/28	775	768,240
KB Home,
Gtd. Notes	6.875	06/15/27	82	83,770
M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	750	743,134
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	5.250	12/15/27	2,700	2,681,316
New Home Co., Inc. (The),
Sr. Unsec’d. Notes, 144A	8.500	11/01/30	285	291,177
Sr. Unsec’d. Notes, 144A	9.250	10/01/29	310	321,682
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes	4.750	02/15/28	1,000	978,262
Sr. Unsec’d. Notes	4.750	04/01/29	325	313,912
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	8.750	02/15/29	837	870,534
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	1,421	1,432,480
Gtd. Notes, 144A	6.625	07/15/27	275	270,516

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

Tri Pointe Homes, Inc.,
Gtd. Notes	5.250%	06/01/27	1,900	$1,892,258
Gtd. Notes	5.700	06/15/28	325	328,372

				19,738,445

Home Furnishings 0.1%

Whirlpool Corp.,
Sr. Unsec’d. Notes	6.125	06/15/30	120	119,718
Sr. Unsec’d. Notes	6.500	06/15/33	200	196,891

				316,609

Household Products/Wares 0.3%

ACCO Brands Corp.,
Gtd. Notes, 144A	4.250	03/15/29	1,395	1,235,669

Housewares 0.3%

Newell Brands, Inc.,
Sr. Unsec’d. Notes	6.375	05/15/30	900	874,807
Sr. Unsec’d. Notes, 144A	8.500	06/01/28	380	398,624
Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.375	02/01/32	200	181,663

				1,455,094

Insurance 0.6%

Acrisure LLC/Acrisure Finance, Inc.,
Sr. Sec’d. Notes, 144A	7.500	11/06/30	105	108,463
Sr. Unsec’d. Notes, 144A	8.250	02/01/29	1,255	1,296,364
Sr. Unsec’d. Notes, 144A	8.500	06/15/29	285	297,694
AmWINS Group, Inc.,
Sr. Sec’d. Notes, 144A	6.375	02/15/29	200	203,670
Sr. Unsec’d. Notes, 144A	4.875	06/30/29	450	436,888
AssuredPartners, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	01/15/29	175	174,597

				2,517,676

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 161

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Internet 0.4%

Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A	3.875%	09/15/27	420	$415,764
Sr. Unsec’d. Notes, 144A	5.625	09/15/28	200	199,183
Gen Digital, Inc.,
Gtd. Notes, 144A	6.750	09/30/27	250	254,281
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A	5.250	12/01/27	900	896,477

				1,765,705

Iron/Steel 1.1%

ATI, Inc.,
Sr. Unsec’d. Notes	7.250	08/15/30	145	151,600
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	01/31/29	1,214	1,213,502
Champion Iron Canada, Inc. (Canada),
Gtd. Notes, 144A	7.875	07/15/32	435	444,113
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A	6.750	04/15/30	505	502,064
Gtd. Notes, 144A	6.875	11/01/29	525	525,189
Gtd. Notes, 144A	7.000	03/15/32	110	107,285
Gtd. Notes, 144A	7.500	09/15/31	140	139,936
Mineral Resources Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	8.125	05/01/27	410	409,906
Sr. Unsec’d. Notes, 144A	9.250	10/01/28	885	922,612
Sr. Unsec’d. Notes, 144A, MTN	8.000	11/01/27	415	420,188

				4,836,395

Leisure Time 3.4%

Carnival Corp.,
Gtd. Notes, 144A	5.750	03/01/27	438	442,568
Gtd. Notes, 144A	5.750	03/15/30	575	583,266
Sr. Sec’d. Notes, 144A	4.000	08/01/28	694	671,410
Sr. Unsec’d. Notes, 144A	5.750	08/01/32	855	860,788
Lindblad Expeditions Holdings, Inc.,
Sr. Sec’d. Notes, 144A	9.000	05/15/28	675	703,569
Lindblad Expeditions LLC,
Sr. Sec’d. Notes, 144A	6.750	02/15/27	1,625	1,628,291
NCL Corp. Ltd.,
Gtd. Notes, 144A	5.875	03/15/26	449	449,337

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Leisure Time (cont’d.)

NCL Corp. Ltd., (cont’d.)
Sr. Sec’d. Notes, 144A	5.875%	02/15/27	945	$944,291
Sr. Sec’d. Notes, 144A	8.125	01/15/29	1,000	1,048,470
Sr. Unsec’d. Notes, 144A	6.250	03/01/30	673	681,412
Sr. Unsec’d. Notes, 144A	6.750	02/01/32	435	444,788
Sr. Unsec’d. Notes, 144A	7.750	02/15/29	278	293,963
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes, 144A	5.375	07/15/27	625	627,898
Sr. Unsec’d. Notes, 144A	5.500	04/01/28	1,325	1,339,005
Sr. Unsec’d. Notes, 144A	5.625	09/30/31	410	413,014
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	1,750	1,741,250
Sr. Unsec’d. Notes, 144A	7.000	02/15/29	650	655,005
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625	02/15/29	650	646,510
VOC Escrow Ltd.,
Sr. Sec’d. Notes, 144A	5.000	02/15/28	800	790,472

				14,965,307

Lodging 2.2%

Boyd Gaming Corp.,
Gtd. Notes, 144A	4.750	06/15/31	804	765,970
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	5.875	04/01/29	380	386,092
MGM Resorts International,
Gtd. Notes	4.625	09/01/26	3,835	3,821,570
Gtd. Notes	5.500	04/15/27	435	436,521
Gtd. Notes	6.125	09/15/29	450	456,569
Station Casinos LLC,
Gtd. Notes, 144A	4.500	02/15/28	500	488,766
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A	5.250	05/15/27	1,000	998,711
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.500	10/01/27	2,425	2,415,906

				9,770,105

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 163

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Machinery-Construction & Mining 0.1%

Terex Corp.,
Gtd. Notes, 144A	5.000%	05/15/29		150	$146,412
Vertiv Group Corp.,
Sr. Sec’d. Notes, 144A	4.125	11/15/28		150	145,824

					292,236

Machinery-Diversified 0.4%

Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	11.500	09/01/28		900	954,551
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A	5.250	07/15/27		725	722,281

					1,676,832

Media 2.8%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.000	02/01/28		735	721,537
Sr. Unsec’d. Notes, 144A	5.125	05/01/27		1,515	1,502,541
Sr. Unsec’d. Notes, 144A	5.500	05/01/26		3,449	3,443,302
CSC Holdings LLC,
Gtd. Notes, 144A	3.375	02/15/31		200	131,662
Gtd. Notes, 144A	4.125	12/01/30		200	134,365
Gtd. Notes, 144A	5.375	02/01/28		200	184,001
Gtd. Notes, 144A	5.500	04/15/27		200	193,646
Sr. Unsec’d. Notes, 144A	4.625	12/01/30		200	93,523
Sr. Unsec’d. Notes, 144A	7.500	04/01/28		200	161,815
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29	(d)	175	127,646
Gtd. Notes	7.375	07/01/28	(d)	75	57,551
Gtd. Notes	7.750	07/01/26	(d)	1,795	1,595,356
DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27		840	874,617
Gray Media, Inc.,
Sec’d. Notes, 144A	9.625	07/15/32		275	277,662
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A, PIK 9.250%	9.250	03/25/30		166	116,204
Sinclair Television Group, Inc.,
Sr. Sec’d. Notes, 144A	8.125	02/15/33		50	51,135

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	8.000%	08/15/28	1,405	$1,443,765
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500	05/15/29	1,125	1,098,540

				12,208,868

Mining 2.0%

Arsenal AIC Parent LLC,
Sr. Sec’d. Notes, 144A	8.000	10/01/30	120	127,159
Century Aluminum Co.,
Sr. Sec’d. Notes, 144A	6.875	08/01/32	90	90,896
Eldorado Gold Corp. (Turkey),
Sr. Unsec’d. Notes, 144A	6.250	09/01/29	150	149,491
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.875	10/15/27	577	576,279
Sec’d. Notes, 144A	9.375	03/01/29	810	855,562
Hecla Mining Co.,
Gtd. Notes	7.250	02/15/28	365	368,621
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	4.500	04/01/26	3,225	3,193,105
New Gold, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.875	04/01/32	95	97,496
Novelis Corp.,
Gtd. Notes, 144A	3.250	11/15/26	2,680	2,636,693
Gtd. Notes, 144A	6.875	01/30/30	355	365,553
Taseko Mines Ltd. (Canada),
Sr. Sec’d. Notes, 144A	8.250	05/01/30	145	151,344

				8,612,199

Miscellaneous Manufacturing 0.2%

Axon Enterprise, Inc.,
Sr. Unsec’d. Notes, 144A	6.125	03/15/30	300	306,956
Trinity Industries, Inc.,
Gtd. Notes, 144A	7.750	07/15/28	575	598,731

				905,687

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 165

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas 4.3%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.500%		10/01/29	570	$597,044
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000		11/01/27	800	973,373
Baytex Energy Corp. (Canada),
Gtd. Notes, 144A	8.500		04/30/30	95	96,324
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	6.375		06/15/26	700	699,604
Civitas Resources, Inc.,
Gtd. Notes, 144A	5.000		10/15/26	800	791,471
Gtd. Notes, 144A	8.375		07/01/28	755	777,309
Gtd. Notes, 144A	8.625		11/01/30	350	357,331
Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875		01/15/30	525	495,314
Crescent Energy Finance LLC,
Gtd. Notes, 144A	9.250		02/15/28	487	506,161
Diamond Foreign Asset Co./Diamond Finance LLC,
Sec’d. Notes, 144A	8.500		10/01/30	325	338,608
EQT Corp.,
Sr. Unsec’d. Notes, 144A	7.500		06/01/27	400	407,055
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750		02/01/29	925	906,987
Sr. Unsec’d. Notes, 144A	6.000		04/15/30	200	196,774
Sr. Unsec’d. Notes, 144A	6.250		11/01/28	600	602,710
Nabors Industries, Inc.,
Gtd. Notes, 144A	7.375		05/15/27	1,250	1,261,307
New Generation Gas Gathering LLC,
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750%
(Cap N/A, Floor 2.000%)^	10.058	(c)	09/30/29	176	173,041
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750%
(Cap N/A, Floor 2.000%)^	10.058	(c)	09/30/29	211	207,648
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750%
(Cap N/A, Floor 2.000%)^	10.058	(c)	09/30/29	176	173,040
Noble Finance II LLC,
Gtd. Notes, 144A	8.000		04/15/30	555	564,631
Parkland Corp. (Canada),
Gtd. Notes, 144A	4.500		10/01/29	475	457,872
Gtd. Notes, 144A	5.875		07/15/27	2,024	2,022,664
Permian Resources Operating LLC,
Gtd. Notes, 144A	8.000		04/15/27	390	398,625

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Precision Drilling Corp. (Canada),
Gtd. Notes, 144A	7.125%	01/15/26		193	$192,247
Preem Holdings AB (Sweden),
Sr. Unsec’d. Notes	12.000	06/30/27	EUR	800	938,249
SM Energy Co.,
Sr. Unsec’d. Notes, 144A	6.750	08/01/29		215	215,168
Sunoco LP,
Gtd. Notes, 144A	7.000	05/01/29		480	498,454
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.500	05/15/29		146	141,249
Gtd. Notes	4.500	04/30/30		400	383,226
Gtd. Notes	5.875	03/15/28		75	75,018
Gtd. Notes	6.000	04/15/27		600	599,656
Gtd. Notes, 144A	7.000	09/15/28		750	772,863
Transocean, Inc.,
Gtd. Notes, 144A	8.250	05/15/29		1,160	1,090,470
Gtd. Notes, 144A	8.500	05/15/31		365	335,187
Sr. Sec’d. Notes, 144A	8.750	02/15/30		284	293,599
Valaris Ltd.,
Sec’d. Notes, 144A	8.375	04/30/30		175	181,125
Vital Energy, Inc.,
Gtd. Notes	9.750	10/15/30		75	70,480

					18,791,884

Oil & Gas Services 0.1%

Tidewater, Inc.,
Gtd. Notes, 144A	9.125	07/15/30		235	246,403

Packaging & Containers 2.2%

ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%	6.500	06/30/27		215	15,839
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes	2.125	08/15/26	EUR	400	452,522
Sr. Sec’d. Notes, 144A	4.125	08/15/26		900	888,750
Ball Corp.,
Gtd. Notes	6.000	06/15/29		620	631,079
Clydesdale Acquisition Holdings, Inc.,
Gtd. Notes, 144A	8.750	04/15/30		635	647,720

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 167

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)

Clydesdale Acquisition Holdings, Inc., (cont’d.)
Sr. Sec’d. Notes, 144A	6.750%	04/15/32	300	$307,129
Sr. Sec’d. Notes, 144A	6.875	01/15/30	50	51,139
Graham Packaging Co., Inc.,
Gtd. Notes, 144A	7.125	08/15/28	310	309,074
Graphic Packaging International LLC,
Gtd. Notes, 144A	3.500	03/15/28	400	382,521
LABL, Inc.,
Sr. Sec’d. Notes, 144A	5.875	11/01/28	275	242,118
Sr. Sec’d. Notes, 144A	8.625	10/01/31	295	244,751
Sr. Sec’d. Notes, 144A	9.500	11/01/28	175	161,936
Sr. Unsec’d. Notes, 144A	10.500	07/15/27	1,335	1,258,536
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A	7.875	04/15/27	1,480	1,495,854
Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A	6.125	02/01/28	125	126,197
Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo US LLC (Canada),
Sr. Sec’d. Notes, 144A	9.500	05/15/30	550	562,865
Trident TPI Holdings, Inc.,
Gtd. Notes, 144A	12.750	12/31/28	1,820	1,945,995

				9,724,025

Pharmaceuticals 1.1%

AdaptHealth LLC,
Gtd. Notes, 144A	4.625	08/01/29	175	164,015
Gtd. Notes, 144A	5.125	03/01/30	500	470,029
Gtd. Notes, 144A	6.125	08/01/28	1,675	1,668,191
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28	25	20,875
Gtd. Notes, 144A	5.000	02/15/29	25	17,275
Gtd. Notes, 144A	5.250	01/30/30	50	32,000
Gtd. Notes, 144A	5.250	02/15/31	50	30,250
Gtd. Notes, 144A	6.250	02/15/29	25	17,692
Gtd. Notes, 144A	7.000	01/15/28	50	43,687
Sr. Sec’d. Notes, 144A	4.875	06/01/28	50	44,250
Sr. Sec’d. Notes, 144A	11.000	09/30/28	730	750,075
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A	4.125	04/30/28	900	851,421
Sr. Unsec’d. Notes, 144A	5.125	04/30/31	225	194,622

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A, Cash coupon 9.000%and PIK 3.500% or Cash coupon 12.000%	12.000%		05/15/29		406	$420,094

						4,724,476

Pipelines 1.9%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375		06/15/29		375	371,574
Gtd. Notes, 144A	5.750		03/01/27		255	255,161
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.000		07/15/29		255	264,465
Howard Midstream Energy Partners LLC,
Sr. Unsec’d. Notes, 144A	8.875		07/15/28		150	156,770
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	4.800		05/15/30		600	578,795
Sr. Unsec’d. Notes, 144A	4.950		07/15/29		175	171,396
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	6.000		03/01/27		1,109	1,105,648
Sr. Unsec’d. Notes, 144A	7.375		02/15/29		250	256,393
Venture Global LNG, Inc.,
Jr. Sub. Notes, 144A	9.000	(ff)	09/30/29	(oo)	1,280	1,279,821
Sr. Sec’d. Notes, 144A	7.000		01/15/30		440	446,266
Sr. Sec’d. Notes, 144A	9.500		02/01/29		2,320	2,529,596
Sr. Sec’d. Notes, 144A	9.875		02/01/32		740	798,441

						8,214,326

Real Estate 1.1%

Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A	10.500	(cc)	01/15/28		1,308	1,321,408
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	7.750		09/01/30		75	79,396
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125		02/01/29		225	214,668
Gtd. Notes, 144A	5.375		08/01/28		2,922	2,904,729

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 169

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate (cont’d.)

Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250%	04/15/29	175	$171,472

				4,691,673

Real Estate Investment Trusts (REITs) 3.3%

Arbor Realty SR, Inc.,
Sr. Unsec’d. Notes, 144A	7.875	07/15/30	345	352,330
Brandywine Operating Partnership LP,
Gtd. Notes	3.950	11/15/27	150	144,628
Diversified Healthcare Trust,
Sr. Unsec’d. Notes	4.750	02/15/28	25	23,171
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	5.000	10/15/27	800	733,891
Sr. Sec’d. Notes, 144A	8.500	02/15/32	150	156,037
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Gtd. Notes, 144A	7.000	02/01/30	1,060	1,086,223
Sr. Sec’d. Notes, 144A	4.875	05/15/29	400	384,924
Sr. Sec’d. Notes, 144A	5.875	10/01/28	475	473,460
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes	4.750	10/15/27	1,100	1,089,288
Gtd. Notes, 144A	6.500	04/01/32	225	229,868
Gtd. Notes, 144A	7.250	07/15/28	200	206,222
Rithm Capital Corp.,
Sr. Unsec’d. Notes, 144A	8.000	07/15/30	220	224,081
SBA Communications Corp.,
Sr. Unsec’d. Notes	3.125	02/01/29	800	745,624
Sr. Unsec’d. Notes	3.875	02/15/27	2,225	2,185,368
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	01/15/27	1,050	1,032,830
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	50	50,505
Sr. Unsec’d. Notes, 144A	6.500	07/01/30	200	205,736
Sr. Unsec’d. Notes, 144A	6.500	10/15/30	235	241,751
Sr. Unsec’d. Notes, 144A	7.250	04/01/29	700	732,885
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC,
Gtd. Notes, 144A	6.500	02/15/29	700	680,915
Sr. Sec’d. Notes, 144A	4.750	04/15/28	300	291,185
Sr. Sec’d. Notes, 144A	10.500	02/15/28	2,357	2,490,157

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.500%	09/01/26		726	$722,437

					14,483,516

Retail 3.7%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A	4.000	10/15/30		275	254,719
Sec’d. Notes, 144A	4.375	01/15/28		642	627,555
Sr. Sec’d. Notes, 144A	3.875	01/15/28		875	844,078
Sr. Sec’d. Notes, 144A	6.125	06/15/29		365	371,406
Arko Corp.,
Gtd. Notes, 144A	5.125	11/15/29		1,100	901,894
BCPE Ulysses Intermediate, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.750%or PIK 8.500%	7.750	04/01/27		955	954,837
Brinker International, Inc.,
Gtd. Notes, 144A	8.250	07/15/30		625	663,150
Carvana Co.,
Sr. Sec’d. Notes, 144A, Cash coupon 9.000% or PIK 12.000%	9.000	12/01/28		2,422	2,480,809
Sr. Sec’d. Notes, 144A, Cash coupon 11.000% or PIK 13.000%	9.000	06/01/30		2,201	2,302,445
Sr. Sec’d. Notes, 144A, PIK 14.000%	9.000	06/01/31		280	332,959
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	11.000	11/30/28	EUR	200	252,023
Sr. Sec’d. Notes, 144A	12.000	11/30/28		375	413,906
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A	6.750	01/15/30		350	329,302
Sr. Sec’d. Notes, 144A	4.625	01/15/29		525	498,912
Gap, Inc. (The),
Gtd. Notes, 144A	3.625	10/01/29		1,525	1,405,238
LBM Acquisition LLC,
Gtd. Notes, 144A	6.250	01/15/29		1,045	917,263
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A	4.875	05/01/29		725	704,592
Lithia Motors, Inc.,
Sr. Unsec’d. Notes, 144A	3.875	06/01/29		825	779,710
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	6.750	03/01/32		485	498,028

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 171

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875%	03/01/27	175	$174,366
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A	6.875	10/15/28	460	458,995

				16,166,187

Semiconductors 0.0%

Entegris, Inc.,
Sr. Sec’d. Notes, 144A	4.750	04/15/29	175	171,387

Software 1.3%

Camelot Finance SA,
Sr. Sec’d. Notes, 144A	4.500	11/01/26	1,341	1,321,180
CoreWeave, Inc.,
Gtd. Notes, 144A	9.000	02/01/31	190	189,666
Gtd. Notes, 144A	9.250	06/01/30	1,715	1,723,716
Fair Isaac Corp.,
Sr. Unsec’d. Notes, 144A	4.000	06/15/28	550	531,514
SS&C Technologies, Inc.,
Gtd. Notes, 144A	5.500	09/30/27	2,025	2,025,102

				5,791,178

Telecommunications 3.8%

Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A	9.625	07/15/27	200	183,656
Connect Finco Sarl/Connect US Finco LLC (United Kingdom),
Sr. Sec’d. Notes, 144A	9.000	09/15/29	1,275	1,287,750
Digicel Group Holdings Ltd. (Jamaica),
Sr. Sec’d. Notes, Series 1B14, 144A	0.000	12/31/30	25	3
Sr. Sec’d. Notes, Series 3B14, 144A^	0.000	12/31/30	34	—
Digicel Intermediate Holdings Ltd./Digicel International Finance Ltd./DIFL US LLC (Jamaica),
Sr. Sec’d. Notes, Cash coupon 9.000% and PIK 2.250%	11.250	05/25/27	1,552	1,553,317
Digicel Midco Ltd./DIFL US II LLC (Jamaica),
Sr. Unsec’d. Notes, PIK 10.500%	10.500	11/25/28	1,248	1,263,276

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

EchoStar Corp.,
Sr. Sec’d. Notes	10.750%	11/30/29(d)	175	$184,404
Frontier Communications Holdings LLC,
Sec’d. Notes	5.875	11/01/29	150	151,358
Sec’d. Notes, 144A	6.000	01/15/30	775	784,136
Sec’d. Notes, 144A	6.750	05/01/29	600	605,883
Sr. Sec’d. Notes, 144A	5.000	05/01/28	1,925	1,924,007
Sr. Sec’d. Notes, 144A	5.875	10/15/27	2,898	2,898,720
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A	7.000	10/15/28	2,575	2,604,664
Level 3 Financing, Inc.,
Sec’d. Notes, 144A	4.875	06/15/29	1,530	1,438,399
Sr. Sec’d. Notes, 144A	11.000	11/15/29	134	151,689
Windstream Services LLC/Windstream Escrow Finance Corp.,
Sr. Sec’d. Notes, 144A	8.250	10/01/31	1,170	1,225,821
Zegona Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	8.625	07/15/29	260	276,073

				16,533,156

Transportation 0.7%

RXO, Inc.,
Gtd. Notes, 144A	7.500	11/15/27	615	627,685
Star Leasing Co. LLC,
Sec’d. Notes, 144A	7.625	02/15/30	955	942,495
XPO, Inc.,
Gtd. Notes, 144A	7.125	06/01/31	75	77,636
Gtd. Notes, 144A	7.125	02/01/32	135	140,544
Sr. Sec’d. Notes, 144A	6.250	06/01/28	1,225	1,244,942

				3,033,302

TOTAL CORPORATE BONDS (cost $324,352,304)				329,931,045

FLOATING RATE AND OTHER LOANS 13.3%

Airlines 0.1%
Vista Management Holding, Inc.,
Initial Term Loan, 3 Month SOFR + 3.750%	8.041(c)	04/01/31	300	300,375

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 173

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Auto Parts & Equipment 1.2%

Clarios Global LP,
2024 Term B Loan, 1 Month SOFR + 2.500%	6.856%(c)	05/06/30	1,120	$1,119,843
Amendment No. 6 Dollar Term Loan, 1 Month SOFR + 2.750%	7.106(c)	01/28/32	675	675,281
First Brands Group LLC,
First Lien 2021 Term Loan, 3 Month SOFR + 5.262%	9.570(c)	03/30/27	1,879	1,833,434
Second Lien 2021 Term Loan, 3 Month SOFR + 8.762%	13.070(c)	03/30/28	1,028	961,180
Tenneco, Inc.,
Term A Loan, 3 Month SOFR + 4.850%	9.172(c)	11/17/28	261	256,872
Term B Loan, 3 Month SOFR + 5.100%	9.409(c)	11/17/28	400	394,643

				5,241,253

Building Materials 0.2%

American Bath/CP Atlas Buyer Inc.,
2025 Term B Loan, 1 Month SOFR + 5.250%	9.606(c)	07/08/30	375	356,250
Eco Material Technologies, Inc.,
Initial Term Loan, 6 Month SOFR + 3.250%	7.467(c)	02/12/32	441	442,103
Quikrete Holdings, Inc.,
Tranche B-3 Term Loan, 1 Month SOFR + 2.250%	6.606(c)	02/10/32	224	224,219

				1,022,572

Chemicals 0.9%

Consolidated Energy Finance SA (Switzerland),
2024 Incremental Term Loan, 3 Month SOFR + 4.500%	8.833(c)	11/15/30	507	477,730
Iris Holdings Ltd.,
Initial Term Loan, 3 Month SOFR + 4.850%	9.158(c)	06/28/28	493	478,809
TPC Group, Inc.,
Initial Term Loan, 6 Month SOFR + 5.750%	9.952(c)	12/16/31	1,671	1,603,980
Venator Finance Sarl,
Initial First-Out Term Loan, 3 Month SOFR + 10.000%^	14.318(c)	12/31/25	495	470,234
Term Loan, 3 Month SOFR + 2.000%^	6.318(c)	10/12/28	706	493,984

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Chemicals (cont’d.)

Venator Materials LLC,
First Out Term B Loan, 3 Month SOFR + 2.000%^	6.296%(c)	07/16/26	498	$472,811

				3,997,548

Commercial Services 0.9%

Cimpress PLC (Ireland),
2024-2 RefinancingTranche B-1, 1 Month SOFR + 2.500%	6.856(c)	05/17/28	960	956,779
Mavis Tire Express Services Topco Corp.,
2025 First Lien Incremental Term Loan, 3 Month SOFR + 3.000%	7.333(c)	05/04/28	1,132	1,133,018
MPH Acquisition Holdings LLC,
First Term Out Loan, 3 Month SOFR + 3.750%	8.058(c)	12/31/30	666	663,098
Second Out Term Loan, 3 Month SOFR + 4.862%	9.170(c)	12/31/30	409	364,278
TransUnion Intermediate Holdings, Inc.,
Term B-9 Loan, 1 Month SOFR + 1.750%	6.106(c)	06/24/31	784	784,580

				3,901,753

Computers 1.0%

Bingo Holdings I LLC,
Term Loan, 3 Month SOFR + 4.750%	9.046(c)	06/30/32	425	425,354
McAfee Corp.,
Refinancing Tranche B-1, 1 Month SOFR + 3.000%	7.327(c)	03/01/29	3,125	2,995,709
NCR Atleos Corp.,
Term B Loan, 3 Month SOFR + 3.750%	8.058(c)	04/16/29	646	650,925
NCR Atleos LLC,
Term A Loan, 3 Month SOFR + 2.750%	7.058(c)	10/16/28	266	261,367

				4,333,355

Distribution/Wholesale 0.1%

Windsor Holdings III LLC,
2025 Refinancing Term B Loan, 1 Month SOFR + 2.750%	7.103(c)	08/01/30	345	343,699

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 175

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Electric 0.1%

Heritage Power LLC,
Term Loan, 3 Month SOFR + 5.500%^	9.796%(c)	07/20/28	287	$282,343

Electronics 0.0%

Likewize Corp.,
Closing Date Term Loan, 3 Month SOFR + 5.750%	10.033(c)	08/15/29	123	119,131

Environmental Control 0.0%

GFL Environmental, Inc.,
Initial Term Loan, 3 Month SOFR + 2.500%	6.824(c)	03/03/32	150	150,000

Forest Products & Paper 0.1%

Magnera Corp.,
New Term Loan, 3 Month SOFR + 4.250%	8.583(c)	11/04/31	448	444,252

Healthcare-Services 0.0%

LifePoint Health, Inc.,
Term B Loan, 3 Month SOFR + 3.750%	8.068(c)	05/16/31	100	99,044

Holding Companies-Diversified 0.3%

Clue OpCo LLC,
Term B Loan, 3 Month SOFR + 4.500%	8.810(c)	12/19/30	1,505	1,504,193

Insurance 2.1%

Acrisure LLC,
2024 Repricing Term B-6 Loan, 1 Month SOFR + 3.000%	7.356(c)	11/06/30	1,820	1,816,732
2025 Term B7 Loan, 1 Month SOFR + 3.250%	7.606(c)	06/20/32	4,418	4,412,306
Asurion LLC,
New B-09 Term Loan, 1 Month SOFR + 3.364%	7.721(c)	07/31/27	981	981,028
New B-12 Term Loan, 1 Month SOFR + 4.250%	8.606(c)	09/19/30	1,907	1,874,014

				9,084,080

Internet 0.0%

Cablevision Lightpath LLC,
2025 Refinancing Term Loan, 1 Month SOFR + 3.000%	7.342(c)	11/30/27	25	24,697

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Investment Companies 0.2%

Hurricane CleanCo Ltd. (United Kingdom),
Facility A^	6.250%	10/31/29	GBP	759	$1,031,882

Media 1.6%

Altice Financing SA (Luxembourg),
2022 Dollar Loan, 3 Month SOFR + 5.000%	9.318(c)	10/31/27		419	363,755
CSC Holdings LLC,
2022 Refinancing Term Loan, 1 Month SOFR + 4.500%	8.842(c)	01/18/28		1,311	1,307,041
Radiate Holdco LLC,
First Out Term Loan, 1 Month SOFR + 3.614%	7.971(c)	09/25/29		4,897	4,234,043
Virgin Media Bristol LLC,
Facility Q Advance, 1 Month SOFR + 3.364%	7.706(c)	01/31/29		975	967,823

					6,872,662

Metal Fabricate/Hardware 0.5%

Doncasters US Finance LLC (United Kingdom),
Initial Term Loan, 3 Month SOFR + 6.500%	10.796(c)	04/23/30		1,975	1,994,750

Oil & Gas 0.1%

Hilcorp Energy I LP,
Term B Loan, 1 Month SOFR + 2.000%	6.343(c)	02/11/30		274	274,484

Packaging & Containers 0.7%

Trident TPI Holdings, Inc.,
Tranche B-7 Term Loan, 3 Month SOFR + 3.750%	8.046(c)	09/15/28		3,291	3,218,144

Retail 0.2%

Foundation Building Materials, Inc.,
2025 Incremental Term Loan, 3 Month SOFR + 5.250%	9.546(c)	01/29/31		55	53,832
Great Outdoors Group LLC,
Term B-3 Loan, 1 Month SOFR + 3.250%	7.606(c)	01/23/32		136	135,503
LBM Acquisition LLC,
First Lien Initial Term Loan, 1 Month SOFR + 3.850%	8.206(c)	12/17/27		733	729,604

					918,939

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 177

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Software 1.6%

AthenaHealth Group, Inc.,
Initial Term Loan, 1 Month SOFR + 2.750%	7.106%(c)	02/15/29	1,802	$1,798,437
BMC Software, Inc.,
2031 Replacement Dollar Term Loan, 3 Month SOFR + 3.000%	7.333(c)	07/30/31	878	877,926
Dun & Bradstreet Corp. (The),
Incremental B-2 Term, 1 Month SOFR + 2.250%	6.603(c)	01/18/29	3,627	3,625,281
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%	9.721(c)	07/14/28	878	814,802

				7,116,446

Telecommunications 1.4%

Connect Finco Sarl (United Kingdom),
Amendment No. 1 Term Loan, 1 Month SOFR + 3.500%	7.856(c)	12/11/26	600	598,500
Digicel International Finance Ltd. (Jamaica),
Initial Term Loan, 3 Month SOFR + 7.500%	11.808(c)	05/25/27	62	62,020
Term B Loan^	— (p)	08/06/32	2,180	2,174,550
Level 3 Financing, Inc.,
Term B-3 Loan, 1 Month SOFR + 4.250%	8.606(c)	03/27/32	325	326,300
Lumen Technologies, Inc.,
Term B-1 Loan, 1 Month SOFR + 2.464%	6.821(c)	04/15/29	1,156	1,149,121
Term B-2 Loan, 1 Month SOFR + 2.464%	6.821(c)	04/15/30	210	208,521
Viasat, Inc.,
Initial Term Loan, 1 Month SOFR + 4.614%	8.971(c)	03/02/29	621	611,066
Windstream Services LLC,
2024 Term Loan, 1 Month SOFR + 4.850%^	9.206(c)	10/01/31	150	150,562
Xplore, Inc.,
Initial Term Loan, 3 Month SOFR + 5.262%	9.594(c)	10/24/29	266	250,282
Second Out Term Loan, 3 Month SOFR + 1.762%^	6.094(c)	10/24/31	1,018	763,741

				6,294,663

TOTAL FLOATING RATE AND OTHER LOANS (cost $59,024,553)				58,570,265

U.S. TREASURY OBLIGATIONS(k) 1.0%
U.S. Treasury Notes	3.500	09/30/26	200	198,555
U.S. Treasury Notes	3.625	08/31/29	1,965	1,943,047

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(k) (Continued)
U.S. Treasury Notes	4.125%	02/28/27	300	$300,469
U.S. Treasury Notes	4.250	11/30/26	1,840	1,843,450

TOTAL U.S. TREASURY OBLIGATIONS (cost $4,316,744)				4,285,521

			Shares

AFFILIATED EXCHANGE-TRADED FUND 3.6%
PGIM AAA CLO ETF (cost $15,737,318)(wa)			307,811	15,843,032

COMMON STOCKS 0.9%

Chemicals 0.2%

Cornerstone Chemical Co.*^			9,517	73,281
TPC Group, Inc.*			4,927	117,324
Venator Materials PLC*^(x)			2,671	480,780

				671,385

Oil, Gas & Consumable Fuels 0.6%

Heritage Power LLC, Exit Financing - Participation on Account of Backstop Shares & Exit Financing - Reserve Shares*(x)			1,694	110,463
Heritage Power LLC, Exit Financing Participation Shares & Backstop Shares*(x)			38,525	2,512,158
Heritage Power LLC, Litigation Trust Interests*^(x)			44,338	22,169

				2,644,790

Software 0.0%
Mitel Networks International Ltd. (Canada)*^			257	2

Wireless Telecommunication Services 0.1%

Digicel International Finance Ltd. (Jamaica)*			51,487	411,896
Stonepeak Falcon Holdings, Inc. (Class A Stock)*			83,927	204,424
Xplore, Inc., CVR*^			4,527	1

				616,321

TOTAL COMMON STOCKS (cost $6,177,467)				3,932,498

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 179

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Description	Shares	Value

PREFERRED STOCK 0.0%

Wireless Telecommunication Services

Digicel International Finance Ltd. (Jamaica)*^ (cost $11,820)	3,350	$39,790

TOTAL LONG-TERM INVESTMENTS (cost $422,671,811)		425,681,652

SHORT-TERM INVESTMENT 2.3%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (7-day effective yield 4.492%) (cost $10,289,495)(wa)	10,289,495	10,289,495

TOTAL INVESTMENTS 99.2% (cost $432,961,306)		435,971,147
Other assets in excess of liabilities(z) 0.8%		3,545,155

NET ASSETS 100.0%		$439,516,302

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $7,214,268 and 1.6% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2025.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(wa)	Represents investments in Funds affiliated with the Manager.
(x)

The following represents restricted securities that are acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law.

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

(x) Restricted Securities:

Issuer Description	Acquisition Date	Original Cost	Market Value	Percentage of Net Assets

Heritage Power LLC, Exit Financing - Participation on Account of Backstop Shares & Exit Financing - Reserve Shares*	11/21/23	$—	$110,463	0.0%
Heritage Power LLC, Exit Financing Participation Shares & Backstop Shares*	11/21/23	398,982	2,512,158	0.6
Heritage Power LLC, Litigation Trust Interests*^	11/21/23	22,169	22,169	0.0
Venator Materials PLC*^	03/02/21-10/19/23	5,092,913	480,780	0.1

Total		$5,514,064	$3,125,570	0.7%

(z) Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded corporate bond commitment outstanding at July 31, 2025:

Issuer	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation

New Generation Gas Gathering LLC, Sr. Sec’d. Notes, 144A, —%(p), Maturity Date 09/30/29 (cost $86,521)^	88	$86,521	$—	$—

Futures contracts outstanding at July 31, 2025:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
198	2 Year U.S. Treasury Notes	Sep. 2025	$40,982,906	$(97,414)
650	5 Year U.S. Treasury Notes	Sep. 2025	70,311,722	206,592
10	20 Year U.S. Treasury Bonds	Sep. 2025	1,141,875	23,133
9	30 Year U.S. Ultra Treasury Bonds	Sep. 2025	1,055,813	30,068

				162,379

Short Position:
162	10 Year U.S. Treasury Notes	Sep. 2025	17,992,125	(142,019)

				$20,360

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 181

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Forward foreign currency exchange contracts outstanding at July 31, 2025:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/04/25	GSI	GBP 1,446	$1,944,203	$1,910,126	$—	$(34,077)
Euro,
Expiring 08/04/25	BNY	EUR 1,281	1,501,332	1,461,763	—	(39,569)

			$3,445,535	$3,371,889	—	(73,646)

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/04/25	JPM	GBP 1,446	$1,966,783	$1,910,126	$56,657	$—
Expiring 09/02/25	GSI	GBP 1,446	1,944,767	1,910,684	34,083	—
Euro,
Expiring 08/04/25	JPM	EUR 1,281	1,489,328	1,461,763	27,565	—
Expiring 09/02/25	BNY	EUR 1,281	1,504,245	1,464,591	39,654	—

			$6,905,123	$6,747,164	157,959	—

					$157,959	$(73,646)

Credit default swap agreement outstanding at July 31, 2025:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at July 31, 2025(4)	Value at Trade Date	Value at July 31, 2025	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.44.V1	06/20/30	5.000%(Q)	15,380	3.220%	$503,906	$1,200,501	$696,595

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Credit default swap agreement outstanding at July 31, 2025 (continued):

amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at July 31, 2025:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)/ 4.390%	MSI	09/22/25	12,980	$36,808	$—	$36,808
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)/ 4.390%	MSI	09/22/25	44,690	1,341,496	—	1,341,496
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)/ 4.390%	MSI	09/22/25	79,180	1,234,326	—	1,234,326
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 4.390%	MSI	09/22/25	(1,750)	(61,984)	—	(61,984)
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 4.390%	BNP	09/22/25	(880)	(17,945)	—	(17,945)

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 183

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Total return swap agreements outstanding at July 31, 2025 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements (cont’d.):
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 4.390%	MSI	12/20/25	(1,100)	$(40,038)	$—	$(40,038)
iBoxx US Dollar Liquid Investment Grade Index(T)	1 Day SOFR(Q)/ 4.390%	MSI	12/22/25	(2,620)	(60,993)	—	(60,993)

					$2,431,670	$—	$2,431,670

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$2,612,630	$(180,960)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$—	$1,516,072

JPS	—	1,093,666

Total	$—	$2,609,738

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2025 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$13,079,501	$—
Corporate Bonds	—	329,172,907	758,138
Floating Rate and Other Loans	—	52,730,158	5,840,107
U.S. Treasury Obligations	—	4,285,521	—
Affiliated Exchange-Traded Fund	15,843,032	—	—
Common Stocks	—	3,356,265	576,233
Preferred Stock	—	—	39,790
Short-Term Investment
Affiliated Mutual Fund	10,289,495	—	—

Total	$26,132,527	$402,624,352	$7,214,268

Other Financial Instruments*
Assets
Unfunded Corporate Bond Commitment	$—	$—	$—	**
Futures Contracts	259,793	—	—
OTC Forward Foreign Currency Exchange Contracts	—	157,959	—
Centrally Cleared Credit Default Swap Agreement	—	696,595	—
OTC Total Return Swap Agreements	—	2,612,630	—

Total	$259,793	$3,467,184	$—	**

Liabilities
Futures Contracts	$(239,433)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(73,646)	—
OTC Total Return Swap Agreements	—	(180,960)	—

Total	$(239,433)	$(254,606)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded corporate bond commitments and unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts, unfunded corporate bond commitments and unfunded loan commitments are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

**	Includes Level 3 investments with an aggregate value of $0.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 185

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Floating Rate and Other Loans	Common Stocks	Preferred Stocks	Unfunded Corporate Bond Commitment
Balance as of 07/31/24	$177,066	$2,603,512	$3,567,325	$57,905	$—
Realized gain (loss)	(10,069)	1,710	—	2,639	—
Change in unrealized appreciation (depreciation)	26,212	(259,657)	(1,283,095)	2,995	—
Purchase/Exchange/Issuances	738,517	4,088,074	316	—	—
Sales/Paydowns	(176,349)	(600,777)	—	(23,749)	—
Accrued discount/premium	2,761	41,375	—	—	—
Transfer into Level 3*	—	645,120	—	—	—
Transfer out of Level 3*	—	(679,250)	(1,708,313)	—	—

Balance as of 07/31/25	$758,138	$5,840,107	$576,233	$39,790	$—

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$25,706	$(255,003)	$(1,283,095)	$2,995	$—

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of July 31, 2025	Valuation Approach	Valuation Methodology	Unobservable Inputs	Inputs (Range)
Corporate Bonds	$204,409	Market	Enterprise Value	EBITDA Multiple	7.3x
Corporate Bonds	—	Market	Recovery Value	Recovery Rate	0.00%
Corporate Bonds	553,729	Market	Transaction Based	Unadjusted Price	NA
Floating Rate and Other Loans	1,031,882	Market	Enterprise Value	EBITDA Multiple	9.5x
Common Stocks	73,281	Market	Enterprise Value	EBITDA Multiple	10x
Common Stocks	22,169	Market	Enterprise Value	Recovery Rate	0.50%
Common Stocks	1	Market	Recovery Value	Recovery Rate	0.00%
Preferred Stocks	39,790	Market	Enterprise Value	Recovery Rate	11.88%

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Level 3 Securities**	Fair Value as of July 31, 2025	Valuation Approach	Valuation Methodology	Unobservable Inputs	Inputs (Range)
Unfunded Corporate Bond Commitment	—	Market	Transaction Based	Unadjusted Price	NA

$1,925,261

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of July 31, 2025, the aggregate value of these securities and/or derivatives was $5,289,007.

The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2025 were as follows:

Diversified Financial Services	5.9%
Telecommunications	5.2
Commercial Services	4.6
Home Builders	4.5
Media	4.4
Oil & Gas	4.4
Retail	3.9
Affiliated Exchange-Traded Fund	3.6
Leisure Time	3.4
Electric	3.3
Real Estate Investment Trusts (REITs)	3.3
Collateralized Loan Obligations	3.0
Packaging & Containers	2.9
Software	2.9
Auto Parts & Equipment	2.8
Insurance	2.7
Chemicals	2.6
Entertainment	2.4
Affiliated Mutual Fund	2.3
Healthcare-Services	2.3
Lodging	2.2
Mining	2.0
Pipelines	1.9
Building Materials	1.8
Computers	1.7
Airlines	1.4

Foods	1.3%
Auto Manufacturers	1.3
Aerospace & Defense	1.3
Healthcare-Products	1.1
Iron/Steel	1.1
Pharmaceuticals	1.1
Real Estate	1.1
Banks	1.0
U.S. Treasury Obligations	1.0
Environmental Control	0.8
Transportation	0.7
Advertising	0.7
Electrical Components & Equipment	0.7
Oil, Gas & Consumable Fuels	0.6
Metal Fabricate/Hardware	0.5
Internet	0.4
Machinery-Diversified	0.4
Apparel	0.4
Holding Companies-Diversified	0.3
Housewares	0.3
Household Products/Wares	0.3
Investment Companies	0.2
Gas	0.2
Miscellaneous Manufacturing	0.2
Wireless Telecommunication Services	0.1
Electronics	0.1

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 187

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Industry Classification (continued):

Distribution/Wholesale	0.1%
Coal	0.1
Forest Products & Paper	0.1
Home Furnishings	0.1
Machinery-Construction & Mining	0.1
Oil & Gas Services	0.1
Semiconductors	0.0 *

99.2
Other assets in excess of liabilities	0.8

100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2025 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$696,595	*	—	$—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	157,959		Unrealized depreciation on OTC forward foreign currency exchange contracts	73,646

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$259,793	*	Due from/to broker-variation margin futures	$239,433	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	2,612,630		Unrealized depreciation on OTC swap agreements	180,960

		$3,726,977			$494,039

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2025 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$22,347	$—	$—	$1,329,883
Foreign exchange contracts	—	—	(184,145)	—
Interest rate contracts	—	234,698	—	3,446,439

Total	$22,347	$234,698	$(184,145)	$4,776,322

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$553,231
Foreign exchange contracts	—	153,383	—
Interest rate contracts	(612,808)	—	1,241,651

Total	$(612,808)	$153,383	$1,794,882

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 189

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

For the year ended July 31, 2025, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Written (1)	$798,000
Futures Contracts - Long Positions (1)	76,422,808
Futures Contracts - Short Positions (1)	13,162,156
Forward Foreign Currency Exchange Contracts - Purchased (2)	4,717,003
Forward Foreign Currency Exchange Contracts - Sold (2)	8,569,566
Credit Default Swap Agreements - Buy Protection (1)	193,000
Credit Default Swap Agreements - Sell Protection (1)	25,277,000
Total Return Swap Agreements (1)	93,674,000

*	Average volume is based on average quarter end balances for the year ended July 31, 2025.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2025

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP	$—	$(17,945)	$(17,945)	$—	$(17,945)
BNY	39,654	(39,569)	85	—	85
GSI	34,083	(34,077)	6	—	6
JPM	84,222	—	84,222	—	84,222
MSI	2,612,630	(163,015)	2,449,615	(2,389,233)	60,382

	$2,770,589	$(254,606)	$2,515,983	$(2,389,233)	$126,750

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 191

PGIM Short Duration High Yield Opportunities Fund

Statement of Assets & Liabilities

as of July 31, 2025

Assets

Investments at value:
Unaffiliated investments (cost $406,934,493)	$409,838,620
Affiliated investments (cost $26,026,813)	26,132,527
Cash	63,243
Foreign currency, at value (cost $232,182)	224,052
Dividends and interest receivable	6,148,221
Unrealized appreciation on OTC swap agreements	2,612,630
Receivable for investments sold	1,220,236
Unrealized appreciation on OTC forward foreign currency exchange contracts	157,959
Prepaid expenses and other assets	71,578

Total Assets	446,469,066

Liabilities
Payable for investments purchased	6,097,188
Management fee payable	370,414
Unrealized depreciation on OTC swap agreements	180,960
Dividends and Distributions payable	91,128
Unrealized depreciation on OTC forward foreign currency exchange contracts	73,646
Accrued expenses and other liabilities	67,794
Interest payable	34,444
Due to broker—variation margin futures	26,575
Due to broker—variation margin swaps	9,866
Trustees’ fees payable	749

Total Liabilities	6,952,764

Net Assets	$439,516,302

Net assets were comprised of:
Shares of beneficial interest, at par	$24,673
Paid-in capital in excess of par	473,051,375
Total distributable earnings (loss)	(33,559,746)

Net assets, July 31, 2025	$439,516,302

Net asset value and redemption price per share ($439,516,302 ÷ 24,673,056 shares of beneficial interest issued and outstanding)	$17.81

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Statement of Operations

Year Ended July 31, 2025

Net Investment Income (Loss)

Income
Interest income	$32,767,820
Affiliated dividend income	2,319,030
Unaffiliated dividend income	39,416

Total income	35,126,266

Expenses
Management fee	5,307,627
Interest expense	5,234,637
Professional fees	111,175
Other borrowing fees and expenses	90,000
Shareholders’ reports	56,213
Custodian and accounting fees	54,485
Audit fee	50,085
Exchange listing fees	24,025
Transfer agent’s fees and expenses	22,248
Trustees’ fees	9,682
Miscellaneous	46,815

Total expenses	11,006,992
Less: Fee waiver and/or expense reimbursement	(23,399)

Net expenses	10,983,593

Net investment income (loss)	24,142,673

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(578,871)
Affiliated net capital gain distributions received	7,948
Futures transactions	234,698
Forward currency contract transactions	(184,145)
Options written transactions	22,347
Swap agreement transactions	4,776,322
Foreign currency transactions	(62,900)

4,215,399

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $105,714)	7,661,769
Futures	(612,808)
Forward currency contracts	153,383
Swap agreements	1,794,882
Foreign currencies	(10,374)
Unfunded loan commitment	(674)

8,986,178

Net gain (loss) on investment and foreign currency transactions	13,201,577

Net Increase (Decrease) In Net Assets Resulting From Operations	$37,344,250

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 193

PGIM Short Duration High Yield Opportunities Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2025	2024
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$24,142,673	$22,315,998
Net realized gain (loss) on investment and foreign currency transactions	4,207,451	(6,447,950)
Affiliated net capital gain distributions received	7,948	—
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	8,986,178	24,854,316

Net increase (decrease) in net assets resulting from operations	37,344,250	40,722,364

Dividends and Distributions
Distributions from distributable earnings	(26,462,891)	(27,701,824)
Tax return of capital distributions	(5,513,390)	(4,274,457)

Total dividends and distributions	(31,976,281)	(31,976,281)

Total increase (decrease)	5,367,969	8,746,083

Net Assets:

Beginning of year	434,148,333	425,402,250

End of year	$439,516,302	$434,148,333

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Statement of Cash Flows

Year Ended July 31, 2025

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$37,344,250

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments, net of amounts receivable	332,804,999
Purchases of long-term portfolio investments, net of amounts payable	(259,962,451)
Net proceeds (purchases) of short-term portfolio investments	53,675,601
Net premiums (paid) received for swap agreements	5,329,553
Net premiums (paid) received for options written	22,347
Amortization of premium and accretion of discount on portfolio investments	(1,728,757)
Net realized (gain) loss on investment transactions	570,923
Net realized (gain) loss on futures transactions	(234,698)
Net realized (gain) loss on options written transactions	(22,347)
Net realized (gain) loss on forward currency contract transactions	184,145
Net realized (gain) loss on swap agreement transactions	(4,776,322)
Net realized (gain) loss on foreign currency transactions	62,900
Net change in unrealized (appreciation) depreciation on investments (including affiliated of $105,714)	(7,661,769)
Net change in unrealized (appreciation) depreciation on futures	612,808
Net change in unrealized (appreciation) depreciation on forward currency contracts	(153,383)
Net change in unrealized (appreciation) depreciation on swap agreements	(1,794,882)
Net change in unrealized (appreciation) depreciation on foreign currencies	10,374
Net change in unrealized (appreciation) depreciation on unfunded loan commitment	674
(Increase) Decrease In Assets:
Dividends and interest receivable	1,483,825
Prepaid expenses and other assets	(71,578)
Increase (Decrease) In Liabilities:
Management fee payable	(100,562)
Dividends and Distributions payable	(10,849)
Accrued expenses and other liabilities	(41,396)
Interest payable	(631,945)
Due to broker - variation margin futures	26,575
Due to broker - variation margin swaps	9,866
Deferred trustees’ fees and trustees’ fees payable	2
Exchange listing fees payable	(1,714)

Total adjustments	117,601,939

Net cash provided by (used for) operating activities	154,946,189

Effect of exchange rate changes on cash	(635,529)

Cash Flows Provided By (Used For) Financing Activities:
Repayment of Credit Facility borrowings	(125,000,000)
Cash paid on distributions from distributable earnings	(31,976,281)

Net cash provided by (used for) financing activities	(156,976,281)

Net increase (decrease) in cash and restricted cash, including foreign currency	(2,665,621)

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 195

PGIM Short Duration High Yield Opportunities Fund

Statement of Cash Flows (continued)

Year Ended July 31, 2025

Cash and restricted cash at beginning of year, including foreign currency	2,952,916

Cash And Restricted Cash At End Of Year, Including Foreign Currency	$287,295

Supplemental Disclosure of Cash Flow Information and non-cash activities:
Cash paid during the year for interest expense	$5,956,582
Non-cash purchases of investments	$15,037,780
Non-cash sales of investments	$11,631,356

Reconciliation Of Cash And Restricted Cash Reported With The Statement Of Assets And Liabilities To The Statement Of Cash Flows:

July 31, 2025

Cash	$63,243
Foreign currency, at value	224,052
Restricted cash:

Total Cash and Restricted Cash, Including Foreign Currency	$287,295

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Financial Highlights

Year Ended July 31, 2025

	Year Ended July 31,				November 25, 2020(a) through July 31, 2021
	2025	2024	2023	2022

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$17.60	$17.24	$17.47	$19.90	$20.00
Income (loss) from investment operations:
Net investment income (loss)	0.98	0.90	0.78	0.70	0.42
Net realized and unrealized gain (loss) on investment	0.53	0.76	0.29	(1.83)	0.24
Total from investment operations	1.51	1.66	1.07	(1.13)	0.66
Less Dividends and Distributions:
Dividends from net investment income	(1.08)	(1.13)	(1.11)	(1.09)	(0.73)
Tax return of capital distributions	(0.22)	(0.17)	(0.19)	(0.21)	(0.03)
Total dividends and distributions	(1.30)	(1.30)	(1.30)	(1.30)	(0.76)
Net asset value, end of period	$17.81	$17.60	$17.24	$17.47	$19.90
Market price, end of period	$16.69	$15.71	$15.27	$15.59	$19.50
Total Return(c):	14.89%	12.09%	6.75%	(13.84)%	1.38%

Ratios/Supplemental Data:
Net assets, end of period (000)	$439,516	$434,148	$425,402	$431,106	$491,089
Average net assets (000)	$435,557	$424,606	$419,758	$465,574	$489,610
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	2.52%	3.22%	2.71%	1.75%	1.50	%(f)
Expenses before waivers and/or expense reimbursement(e)	2.53%	3.22%	2.71%	1.75%	1.50	%(f)
Net investment income (loss)	5.54%	5.26%	4.61%	3.69%	3.09	%(f)
Portfolio turnover rate(g)	52%	52%	27%	32%	45%
Asset coverage	-%	447%	440%	445%	419%
Total debt outstanding at period-end (000)	$-	$125,000	$125,000	$125,000	$154,000

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

Includes interest expense and other borrowing fees and expenses of 1.22%, 1.85%, 1.36%, 0.37% and 0.20%, for the years ended July 31, 2025, 2024, 2023, 2022 and period ended July 31, 2021, respectively. Includes tax expense of 0.01% for the period ended July 31, 2021.

(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds 197

Notes to Financial Statements

1.	Organization

PGIM Global High Yield Fund, Inc. (“Global High Yield” or “GHY”), PGIM High Yield Bond Fund, Inc. (“High Yield Bond” or “ISD”) and PGIM Short Duration High Yield Opportunities Fund (“Short Duration High Yield Opportunities” or “SDHY”) (each, a “Fund” and collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended (“1940 Act”), as diversified, closed-end management investment companies. Global High Yield and High Yield Bond were organized as Maryland corporations on July 23, 2012 and November 14, 2011, respectively. Short Duration High Yield Opportunities was organized as a Maryland statutory trust on May 18, 2020.

The Funds have the following investment objective(s):

Fund	Investment Objective(s)
Global High Yield	Provide a high level of current income.
High Yield Bond	Provide a high level of current income.
Short Duration High Yield Opportunities	Provide total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Funds consistently follow such policies in the preparation of their financial statements.

The Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 exclusively impacted financial statement disclosures only and did not affect the Funds’ financial position or performance. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance. The officers of the Funds, as listed in the Funds’ Statement of Additional Information, act as each Fund’s chief operating decision maker (“CODM”). The CODM has determined that each Fund has a single operating segment as the CODM monitors the operating results of each Fund as a whole and the Funds’ long-term strategic asset allocation is pre-determined in accordance with the terms of their respective prospectus, based on a defined investment strategy which is executed by the Funds’ subadviser.

The CODM allocates resources and assesses performance based on the operating results of each Fund, which is consistent with the results presented in the Fund’s Schedule of Investments, Statement of Changes in Net Assets, Statement of Cash Flows and Financial Highlights.

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Funds’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. Global High Yield and High Yield Bond Board of Directors and Short Duration High Yield Opportunities Board of Trustees (collectively, the “Board Members”) have adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments”, the “Investment Manager” or the “Manager”) Pursuant to the Board Member’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or sell Fund shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via Nasdaq are valued at the Nasdaq official closing price. To the extent these securities are valued at the last sale price or Nasdaq official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

PGIM Fixed Income Closed-End Funds 199

Notes to Financial Statements (continued)

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter (“OTC”) market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board Members. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the

PGIM Fixed Income Closed-End Funds 201

Notes to Financial Statements (continued)

fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Funds enter into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Funds’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency. The cash amounts pledged for forward currency contracts are considered restricted cash and are included in “Cash segregated for counterparty - OTC” in the Statement of Assets and Liabilities.

Options: Certain Funds purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Funds may also use options to gain additional market exposure. The Funds’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Funds are required to deposit collateral with a futures commission merchant an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Funds

PGIM Fixed Income Closed-End Funds 203

Notes to Financial Statements (continued)

each day, equal to the change in the mark-to-market value of the futures contract. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Funds invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Funds since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Funds entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments. The cash amounts pledged for swaps contracts are considered restricted cash and are included in “Due from broker-variation margin swaps” and “Deposit with broker for centrally cleared/exchange-traded derivatives” in the Statement of Assets and Liabilities.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively, a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Funds are subject to credit risk in the normal course of pursuing their investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Funds’ maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Funds are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Funds entered into total return swaps to manage their exposure to a security or an index. The Funds’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Funds’ favor, from the point of entering into the contract.

PGIM Fixed Income Closed-End Funds 205

Notes to Financial Statements (continued)

Floating Rate and Other Loans: Certain Funds invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Funds acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Funds generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Funds generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Funds generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the institution selling the participation to the Funds.

Master Netting Arrangements: The Funds are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of each Fund. A master netting arrangement between each Fund and the counterparty permits each Fund to offset amounts payable by each Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by each Fund to cover each Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Each Fund is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants: Certain Funds held warrants acquired either through a direct purchase or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Funds until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board Members approved fair valuation procedures.

Payment-In-Kind: Certain Funds invested in the open market or received pursuant to debt restructuring securities that pay-in-kind (“PIK”) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have the same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

PGIM Fixed Income Closed-End Funds 207

Notes to Financial Statements (continued)

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Funds become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts.

Taxes: It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains, if any, to its shareholders (for purposes of this report the shareholders of SDHY and the stockholders of ISD and GHY are referred to as “shareholders”). Therefore, no federal income tax provision is required. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income for the calendar year and 98.2% of its net capital gains for a one-year period ending on October 31 exceed the distributions from such taxable income and net capital gains for the calendar year. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Funds intend to make a level dividend distribution each month to the holders of common stock of ISD and GHY, and to the holders of common shares of beneficial interest (“common shares”) of SDHY (sometimes collectively referred to herein as “shares”). The level dividend rate may be modified by the Board Members from time to time, and will be based upon the past and projected performance and expenses of the Funds. The Funds intend to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PGIM Investments has received an order from the Securities and Exchange Commission (the “SEC”) granting the Funds an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PGIM Investments to include realized long-term capital gains as a part of their respective regular distributions to the holders of common stock/common shares more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Board Members may, at the request of PGIM Investments, adopt a managed distribution policy.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

Each Fund has a management agreement with PGIM Investments. Pursuant to these agreements, PGIM Investments has responsibility for all investment advisory services,, supervises the subadviser’s performance of such services and renders administrative services. With respect to ISD and GHY, PGIM Investments has entered into subadvisory agreements with PGIM, Inc., which provides subadvisory services to the Funds through its business unit PGIM Fixed Income, and PGIM, Inc. has entered into a sub-subadvisory agreement with PGIM Limited. With respect to SDHY, PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (collectively the “subadviser”).

The management fee paid to the Manager is accrued daily and payable monthly, using the average daily value of the Fund’s investable assets at the respective annual rates specified below. “Investable assets” refers to the net assets attributable to the outstanding common stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

Fund	Management Fee
Global High Yield	0.85%
High Yield Bond	0.80
Short Duration High Yield Opportunities	1.00

The Manager has contractually agreed that to the extent the Fund invests in an ETF advised by PGIM Investments (“PGIM ETF”), the Manager will waive any management fees it receives from the Fund in an amount equal to the unitary management fee received by PGIM Investments from the PGIM ETF attributable to the Fund’s investment in such PGIM ETF. This waiver will be effective at any time the Fund is invested in the PGIM ETF and will remain in effect for so long as the Fund is invested in the PGIM ETF, unless earlier terminated by agreement of the Board of the Fund.

PGIM Investments, PGIM Limited and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

PGIM Fixed Income Closed-End Funds 209

Notes to Financial Statements (continued)

4.	Other Transactions with Affiliates

The Funds may invest their overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Funds may enter into certain securities purchase or sale transactions under Board Members approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2025, no Rule 17a-7 transactions were entered into by the Funds.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2025, were as follows:

Fund	Cost of Purchases	Proceeds from Sales

Global High Yield	$313,565,776	$381,197,026

High Yield Bond	238,135,819	342,551,427

Short Duration High Yield Opportunities	251,146,064	331,957,539

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended July 31, 2025, is presented as follows:

Global	High Yield

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.492%)(wb)

$6,335,590	$205,328,404	$205,867,141	$—	$—	$5,796,853	5,796,853	$259,643	$—

$6,335,590	$205,328,404	$205,867,141	$—	$—	$5,796,853		$259,643	$—

High Yield Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Long-Term Investments - Affiliated Exchange-Traded Fund(wa):

PGIM AAA CLO ETF

$ —	$ 15,491,807	$ —	$104,633	$ —	$15,596,440	303,020	$ 586,650	$7,824

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.492%)(wa)

$26,115,778	$246,165,418	$265,831,707	$ —	$ —	$ 6,449,489	6,449,489	$ 768,858	$ —

$26,115,778	$261,657,225	$265,831,707	$104,633	$ —	$22,045,929		$1,355,508	$7,824

Short Duration High Yield Opportunities

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distributions

Long-Term Investments - Affiliated Exchange-Traded Fund(wa):

PGIM AAA CLO ETF

$ —	$15,737,318	$ —	$105,714	$—	$15,843,032	307,811	$ 595,925	$7,948

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund (7-day effective yield 4.492%)(wa)

$63,965,096	$218,499,600	$272,175,201	$ —	$—	$10,289,495	10,289,495	$1,723,105	$ —

$63,965,096	$234,236,918	$272,175,201	$105,714	$—	$26,132,527		$2,319,030	$7,948

(wa)	Represents investments in Funds affiliated with the Manager.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par for the Funds indicated below.

PGIM Fixed Income Closed-End Funds 211

Notes to Financial Statements (continued)

For the year ended July 31, 2025, the adjustments were as follows:

Fund	Total Distributable Earnings (Loss)	Paid-in Capital in Excess of Par

Global High Yield (a)	$19,400	$(19,400)

High Yield Bond	—	—

Short Duration High Yield Opportunities	—	—

(a)	Prior year post financial statement adjustments.

For the year ended July 31, 2025, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

Global High Yield	$35,642,453	$—	$15,930,862	$51,573,315

High Yield Bond	32,836,200	—	9,079,951	41,916,151

Short Duration High Yield Opportunities	26,462,891	—	5,513,390	31,976,281

For the year ended July 31, 2024, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

Global High Yield	$37,268,582	$—	$14,295,506	$51,564,088

High Yield Bond	33,475,817	—	8,427,655	41,903,472

Short Duration High Yield Opportunities	27,701,824	—	4,274,457	31,976,281

The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation (depreciation) as of July 31, 2025 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

Global High Yield	$645,264,106	$34,173,092	$(46,706,479)	$(12,533,387)

High Yield Bond	480,156,594	22,027,887	(31,299,624)	(9,271,737)

Short Duration High Yield Opportunities	446,532,883	14,131,449	(21,460,247)	(7,328,798)

The difference between GAAP basis and tax basis was primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for GAAP and tax purposes, securities in default, investment in partnership and mark-to-market receivables and payables.

For federal income tax purposes, the following Funds had an approximated capital loss carryforward as of July 31, 2025 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Fund	Capital Loss Carryforward	Capital Loss Carryforward Utilized

Global High Yield	$179,295,000	$—

High Yield Bond	119,638,000	—

Short Duration High Yield Opportunities	26,178,000	—

The Funds indicated below elected to treat the below approximated losses as having been incurred in the following fiscal year (July 31, 2026).

Fund	Qualified Late-Year Losses	Post-October Capital Losses

Global High Yield	$3,649,000	$—

High Yield Bond	—	—

Short Duration High Yield Opportunities	13,000	—

The Manager has analyzed the Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2025 are subject to such review.

7.	Capital and Ownership

Global High Yield and High Yield Bond have 1 billion shares of $0.001 par value common stock authorized. Short Duration High Yield Opportunities has authorized an unlimited amount of common shares of beneficial interest with $0.001 par value per share. As of July 31, 2025, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Funds as follows:

Fund	Number of Shares	Percentage of Outstanding Shares

Global High Yield	16,254	0.04%

High Yield Bond	16,319	0.05

Short Duration High Yield Opportunities	7,101	0.03

At the reporting period end, the number of shareholders holding greater than 5% of the Funds are as follows:

Fund	Number of Shareholders	Percentage of Outstanding Shares

Affiliated:

Global High Yield	—	—%

High Yield Bond	—	—

Short Duration High Yield Opportunities	—	—

Unaffiliated:

Global High Yield	6	71.4

PGIM Fixed Income Closed-End Funds 213

Notes to Financial Statements (continued)

Fund	Number of Shareholders	Percentage of Outstanding Shares

Unaffiliated:

High Yield Bond	7	76.3%

Short Duration High Yield Opportunities	5	66.8

For the reporting period ended July 31, 2025, the Funds did not issue any shares of common stock/common shares in connection with the Funds’ dividend reinvestment plan.

8.	Borrowings and Re-hypothecation

Each Fund has entered into a committed credit facility agreement (the “Credit Facility”). Global High Yield has entered into a credit facility agreement with BNP Paribas Prime Brokerage, Inc.; High Yield Bond and Short Duration High Yield Opportunities have entered into credit facility agreements with The Bank of Nova Scotia (collectively, the “Financial Institutions”) pursuant to which Global High Yield, High Yield Bond and Short Duration High Yield Opportunities may borrow up to a maximum commitment amount of $300 million, $210 million ($240 million prior to February 14, 2025) and $200 million ($250 million prior to February 14, 2025), respectively. The Funds will pay interest in the amount of 0.85% plus the daily Secured Overnight Financing Rate (“SOFR”) on the amount outstanding. Such interest expenses, as well as fees for the Credit Facility (including commitment fees for any portion of the Credit Facility not drawn upon at any time during the period), are disclosed in the Statement of Operations under Interest expense. The Funds’ obligations under the Credit Facility are secured by the assets of the Funds segregated for the purpose of securing the amount borrowed and are indicated in the Schedule of Investments. The purpose of the Credit Facility is to provide the Funds with portfolio leverage and to meet its general cash flow requirements. If the Funds fails to meet certain requirements or maintain other financial covenants required under the Credit Facility, the Funds may be required to repay immediately, in part or in full, the loan balance outstanding.

The Funds indicated below utilized the credit facility during the year ended July 31, 2025. The average balance outstanding is for the number of days the Funds utilized the credit facility.

Fund	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at July 31, 2025

Global High Yield	$131,383,562	5.45%	365	$145,000,000	$100,000,000

High Yield Bond	118,151,408	5.44	284	120,000,000	—

Short Duration High Yield Opportunities	121,919,014	5.44	284	125,000,000	—

Re-hypothecation: The credit facility permits, subject to certain conditions, the Financial Institutions to re-hypothecate, a portion of the portfolio securities segregated by the Funds as collateral. The Funds continue to receive interest on re-hypothecated securities. The Funds also have the right under the agreement to recall the re-hypothecated securities from the Financial Institutions on demand. If the Financial Institutions fail to deliver the recalled security in a timely manner, the Funds will be compensated by the Financial Institutions for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the Financial Institutions, the Funds, upon notice to the Financial Institutions, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Funds will receive a portion of the fees earned by the Financial Institutions in connection with the re-hypothecation of portfolio securities which reduces the interest expense on borrowings. For the year ended July 31, 2025, there were no re-hypothecated securities.

9.	Risks of Investing in the Funds

The following is a summary description of principal risks of investing in the Funds. Each Fund’s principal risks include, but are not limited to, some or all of the risks discussed below.

“Covenant-Lite” Risk: Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit Risk: This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer, or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Cyber Security Risk: Failures or breaches of the electronic systems of the Fund, the Fund’s manager, subadviser and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

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Notes to Financial Statements (continued)

Debt Obligations Risk: Debt obligations are fixed income investments that are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower

PGIM Fixed Income Closed-End Funds 217

Notes to Financial Statements (continued)

interest rate. This is referred to as “prepayment risk.” In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Leverage Risk: The Fund may seek to enhance the level of its current distributions to holders of common shares through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions. The Fund may borrow in amounts up to 33 1/3% (as determined immediately after borrowing) of the Fund’s investable assets. The use of leverage can create special risks. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Limited Term and Tender Offer Risk (applicable to SDHY only): In accordance with the Fund’s Declaration of Trust (the “Declaration of Trust”), the Fund intends to terminate as of the close of business on the ninth anniversary of the effective date of the Fund’s initial registration statement, which the Fund currently expects to occur on or about November 30, 2029 (the “Dissolution Date”); provided that the Board may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees (as defined in the Declaration of Trust) then members of the Board (the “75% Requirement”) (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date once for up to six months, which date shall then become the Dissolution Date. Notwithstanding the foregoing, the Board may determine, by a Board Action Vote, to cause the Fund to conduct a tender offer, as of a date within twelve months preceding the Dissolution Date (as may be extended as described above), to all common shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Fund must have at least $200 million of net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each common shareholder; provided that if the number of properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer, and the Fund will terminate as scheduled. If an Eligible Tender Offer is conducted and the number of properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and cause the Fund to have a perpetual existence. Unless the limited term provision of the Declaration of Trust is amended by the Board and the shareholders in accordance with the Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will terminate on or about the Dissolution Date (subject to possible extension). The Fund is not a so-called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund as its investment objective is not to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the Dissolution Date or in an Eligible Tender Offer, and such investors and investors that purchase shares after the completion of this offering may receive more or less than their original investment upon dissolution or in an Eligible Tender Offer. Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Dissolution Date approaches, and losses due to portfolio liquidation may be significant. The Fund generally considers “illiquid securities” to be securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. During the Wind-Down Period, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy and may not achieve its investment objective. As a result, during the Wind-Down Period, the Fund’s distributions may decrease, and such distributions may include a return of capital. It is expected that common shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s automatic dividend reinvestment plan. However, if on the Dissolution Date the Fund owns securities for which no market exists or securities that are trading at depressed prices, such securities may be placed in a liquidating trust. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust. The Fund may receive

PGIM Fixed Income Closed-End Funds 219

Notes to Financial Statements (continued)

proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Fund could also cause market prices of such instruments, and hence the NAV and market price of the Common Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses. Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objective. The Fund’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Dissolution Date. During such period(s), it is possible that the Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would otherwise, which may impede the Fund’s ability to achieve its investment objective and adversely impact the Fund’s performance and distributions to common shareholders, which may in turn adversely impact the market value of the Common Shares. In addition, the Fund may be required to reduce its leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund’s distributions to common shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. The Fund does not limit its investments to securities having a maturity date prior to or around the Dissolution Date, which may exacerbate the foregoing risks and considerations. A common shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an Eligible Tender Offer and is also subsequently terminated by or around the Dissolution Date. If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Fund in the investments. Any capital gains recognized on such dispositions, as reduced by any capital losses the Fund realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to common shareholders. Therefore, the Fund’s early disposition of portfolio investments could accelerate the timing of the Fund’s recognition of taxable income and cause the Fund to make taxable distributions to common shareholders earlier than the Fund otherwise would have. The purchase of Common Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering common shareholders. All common shareholders remaining after a tender offer may be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Such reduction in the Fund’s total assets may also cause Common Shares to become thinly traded or otherwise negatively impact secondary trading of Common Shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Common Shares to trade at a wider discount to NAV than it otherwise would. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer. The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve on the Dissolution Date (subject to possible extensions of no more than six months in total). Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval. Thereafter, the Fund will have a perpetual term. The Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated because the Manager would continue to receive management fees on the remaining assets of the Fund while it remains in existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make

PGIM Fixed Income Closed-End Funds 221

Notes to Financial Statements (continued)

investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments for any reason, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade order of a given size. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

Recent policy decisions of the U.S. government and governments of foreign countries may increase geopolitical risks that could adversely affect the investment performance of the Fund. These policies have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets. Actions taken by the U.S. government and governments of foreign countries in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests.

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

Risk of Market Price Discount from Net Asset Value: Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities.

10.	Recent Accounting Pronouncement and Regulatory Developments

In December 2023, the FASB issued Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740) – “Improvements to Income Taxes Disclosures”, which enhances the transparency of income tax disclosures. The ASU requires public entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction. The amendments under this ASU are required to be applied prospectively and are effective for fiscal years beginning after December 15, 2024. Management is currently evaluating the impact and does not expect ASU to have a material impact on the financial statements.

11.	Subsequent Event

The Funds’ management evaluated subsequent events through the date of issuance of the financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the financial statements as of July 31, 2025 except as discussed below.

PGIM Fixed Income Closed-End Funds 223

Notes to Financial Statements (continued)

Dividends to shareholders: On August 29, 2025, Global High Yield and High Yield Bond declared monthly dividends of $0.105 per share and Short Duration High Yield Opportunities declared monthly dividends of $0.108 per share payable on September 30, 2025, 0ctober 31, 2025 and November 28, 2025, respectively, to shareholders of record on September 11, 2025, 0ctober 16, 2025 and November 13, 2025, respectively. The ex-dates are September 11, 2025, 0ctober 16, 2025 and November 13, 2025, respectively.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of PGIM Global High Yield Fund, Inc. and PGIM High Yield Bond Fund, Inc., the Board of Trustees of PGIM Short Duration High Yield Opportunities Fund and Shareholders of PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund (hereafter collectively referred to as the “Funds”) as of July 31, 2025, the related statements of operations and cash flows for the year ended July 31, 2025, the statements of changes in net assets for each of the two years in the period ended July 31, 2025, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of July 31, 2025, the results each of their operations and their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2025 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2025 by correspondence with the custodian, transfer agents, brokers and agent banks; when replies were not received from transfer agents, brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York
September 19, 2025

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Fixed Income Closed-End Funds 225

Tax Information (unaudited)

For the year ended July 31, 2025, the following Funds reports the maximum amount allowable but not less than the following percentages of ordinary income dividends paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); 2) eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code (DRD); and 3) interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IRD); and 4) interest dividends that are eligible to be treated as interest income in accordance with Section 163(j):

	QDI	DRD	IRD	163(j)

Global High Yield	2.08%	1.14%	38.66%	100.00%

High Yield Bond	2.73	1.96	61.09	88.96

Short Duration High Yield Opportunities	0.00	0.00	52.91	89.59

In January 2026, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2025.

Other Information

PGIM GLOBAL HIGH YIELD FUND, INC.

Investment Objective and Policies

There have been no material changes to the investment objectives, policies and restrictions since the Fund’s 2023 Annual Report that have not been approved by stockholders.

Investment Objective. The Fund’s investment objective is to provide a high level of current income. The Fund’s investment objective is non-fundamental and may be changed without stockholder approval upon 60 days’ prior written notice to the Fund’s stockholders.

Investment Policies.

The Fund seeks to achieve its objective by investing primarily in high yield fixed income instruments of companies and governments located around the world, including emerging markets. Under normal market conditions at least 80% of the Fund’s Investable Assets (as defined below) will be invested in a portfolio of global high yield fixed income instruments with varying maturities and other investments (including derivatives) with similar economic characteristics. Such investments generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. This 80% investment policy is a non-fundamental policy and may be changed by the Board without stockholder approval and after providing common stockholders with at least 60 days’ prior written notice of any change as required by the rules under the 1940 Act. The term “high yield” refers to fixed income instruments that are rated below investment grade (rated Ba1 or lower by Moody’s, BB+ or lower by S&P or Fitch, or comparably rated by another NRSRO) or, if unrated, are considered by the Subadviser to be of comparable quality. The term “Investable Assets” refers to the net assets attributable to the outstanding common stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund. The Fund may invest in instruments of any duration or maturity.

The Fund expects to invest in at least four countries (including the United States) and approximately 40% of its Investable Assets in instruments of foreign issuers, dependent upon current investment opportunities. The Fund’s investments in foreign issuers may be lower if conditions are not favorable, but such investments may not be lower than 30% of the Fund’s Investable Assets. Such investments include fixed income instruments of U.S. and foreign corporations and governments, supranational organizations, semi-governmental entities or government agencies, authorities or instrumentalities. The Fund invests in securities of emerging market countries. The Fund may invest in fixed income instruments that are denominated in U.S. dollars or foreign currencies.

High yield fixed income instruments that are rated below investment grade (commonly referred to as “junk bonds”) are regarded as having predominantly speculative

PGIM Fixed Income Closed-End Funds 227

Other Information (continued)

characteristics with respect to the issuer’s capacity to pay interest and repay principal and are considered to have a greater vulnerability to default than higher rated securities. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. Below investment grade securities and comparable unrated securities involve substantial risk of loss and are susceptible to default or decline in market value due to adverse economic and business developments. All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently changed to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater loss than if such security had been sold prior to such downgrade.

The Fund considers fixed income instruments to include bonds, debentures, notes, commercial paper floating rate or variable rate instruments and other similar types of debt instruments, as well as, loan participations and assignments, money market instruments, payment-in-kind securities, and derivatives related to or referencing these types of instruments.

Under normal market conditions, the Fund may invest up to 20% of its Investable Assets in fixed income instruments that are rated investment grade (Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or comparably rated by another NRSRO) or, if unrated, are considered by the Subadviser to be of comparable quality at the time of investment.

Under normal market conditions, the Fund may invest up to 20% of its Investable Assets in loan participations and assignments.

The Fund may invest in issuers who are in default at the time of purchase.

The Fund is permitted to invest up to 20% of its Investable Assets in derivatives but expects to maintain derivatives exposure of below 20% under normal market conditions. The Fund’s investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund’s portfolio. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its principal investments in derivative instruments may include investments in credit default swaps, interest rate swaps and foreign currency forwards contracts, but the Fund may also invest in futures contracts and U.S. Treasury swaps. The Fund’s investments in derivatives will be included under the 80% investment policy noted above so long as the underlying assets of such derivatives are one or more high yield fixed income instruments or indices that are rated below investment grade.

Investment Restrictions.

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of Common Stock. Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of Common Stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. In each case, a majority of the Fund’s outstanding shares of Common Stock and/or preferred stock, as applicable, for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of Common Stock and/or preferred stock, as applicable, represented at a meeting at which more than 50% of such shares are represented or (ii) more than 50% of the outstanding shares of Common Stock and/or preferred stock, as applicable. The Fund may not:

1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “1940 Act Laws, Interpretations and Exemptions”).

2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

PGIM Fixed Income Closed-End Funds 229

Other Information (continued)

5. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in disposing of a portfolio security.

6. Purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Make loans, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

The acquisition of credit instruments, including without limitation, bonds, debentures, repurchase agreements, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective and strategies.

For purposes of Investment Restriction 5, a technical provision of the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, the policy set forth in Investment Restriction 5 will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

For purposes of Investment Restriction 7, the Fund may currently lend up to 33 1/3% of the value of its total assets.

Non-Fundamental Investment Restrictions

Although not fundamental, the Fund has the following additional investment restrictions which may be changed by the Board of Directors without stockholder approval.

The Fund may not:

1. Invest in securities of other investment companies, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

Compliance with any policy, investment restriction or limitation of the Fund that is expressed as a percentage of assets is determined at the time of investment. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Charter or By-laws Amendment

There have not been changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders since the Fund’s 2023 Annual Report.

PGIM HIGH YIELD BOND FUND, INC.

Investment Objective and Policies

There have been no material changes to the investment objectives, policies and restrictions since the Fund’s 2023 Annual Report that have not been approved by stockholders.

Investment Objective. The Fund’s investment objective is to provide a high level of current income. The Fund’s investment objective is non-fundamental and may be changed without stockholder approval.

Investment Policies. Under normal market conditions, the Fund will invest at least 80% of its investable assets in a diversified portfolio of high yield fixed income instruments that are rated below investment grade with varying maturities and other investments (including derivatives) with similar economic characteristics. This 80% investment policy is a non-fundamental policy and may be changed by the Board of Directors of the Fund without stockholder approval and after providing holders of Common Stock with at least 60 days’ prior written notice of any change as required by the rules under the 1940 Act. The term “investable assets” refers to the total assets of the Fund (including any assets attributable to money borrowed, including as a result of any shares of preferred stock or notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed, including the liquidation preference of any outstanding preferred stock, and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding shares of Common Stock and preferred stock issued by the Fund.

The Fund’s investments in derivatives will be included under the 80% investment policy noted above so long as the underlying assets of such derivatives are based on one or more

PGIM Fixed Income Closed-End Funds 231

Other Information (continued)

high yield fixed income instruments that are rated below investment grade. Such derivative investments are subject to the Fund’s limit of investing up to 20% of its investable assets in derivatives.

The Fund may not invest in municipal debt obligations (except for temporary defensive measures), asset-backed securities (including collateralized debt obligations but excluding collateralized loan obligations), and mortgage-backed securities (including securities issued by the U.S. government and agencies as well as privately). The Fund defines the term “asset-backed security” as a type of pass through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables.

Under normal market conditions, the Fund may invest up to 20% of its investable assets in U.S. currency denominated and/or foreign currency denominated fixed income instruments issued by foreign issuers.

The Fund may invest in issuers who are in default at the time of purchase.

Under normal market conditions, the Fund may invest up to 20% of its investable assets in fixed income instruments that are rated investment grade (Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or comparably rated by another NRSRO) or, if unrated, are considered by the subadviser to be of comparable quality.

Under normal market conditions, the Fund may invest up to 20% of its investable assets in loan participations and assignments.

The Fund is permitted to invest up to 20% of its investable assets in derivatives but expects to maintain derivatives exposure of below 20% under normal market conditions. The Fund’s investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund’s portfolio. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivatives use will consist primarily of the following instruments and transactions: futures contracts, foreign currency forward contracts, U.S. Treasury swaps, interest rate swaps, credit default swaps on individual securities or groups or indices of securities (including high yield fixed income instruments) and credit-linked notes.

Investment Restrictions.

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of Common Stock. Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of Common Stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. In each case, a majority of the Fund’s outstanding shares of Common Stock and/or preferred stock, as applicable, for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of Common Stock and/or preferred stock, as applicable, represented at a meeting at which more than 50% of such shares are represented or (ii) more than 50% of the outstanding shares of Common Stock and/or preferred stock, as applicable. The Fund may not:

1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “1940 Act Laws, Interpretations and Exemptions”).

2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

5. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in disposing of a portfolio security.

PGIM Fixed Income Closed-End Funds 233

Other Information (continued)

6. Purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Make loans, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of credit instruments, including without limitation, bonds, debentures, repurchase agreements, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective and strategies.

For purposes of Investment Restriction 5, a technical provision of the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, the policy set forth in Investment Restriction 5 will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

For purposes of Investment Restriction 7, the Fund may currently lend up to 33 1/3% of the value of its total assets.

Non-Fundamental Investment Restrictions

Although not fundamental, the Fund has the following additional investment restrictions which may be changed by the Board of Directors without stockholder approval.

The Fund may not:

1. Invest in securities of other investment companies, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

Compliance with any policy, investment restriction or limitation of the Fund that is expressed as a percentage of assets is determined at the time of investment. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Charter or By-laws Amendment

There have not been changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders since the Fund’s 2023 Annual Report.

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

Investment Objective and Policies

There have been no material changes to the investment objectives, policies and restrictions since the Fund’s 2023 Annual Report.

Investment Objective. The Fund’s investment objective is to provide total return, through a combination of current income and capital appreciation. The Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Investment Policies.

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high yield fixed income instruments that are rated below investment grade, or considered by the Subadviser to be of comparable quality. Such investments generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. Under normal market conditions, the Fund will invest at least 80% of its Investable Assets in a diversified portfolio of high yield fixed income instruments that are rated below investment grade with varying maturities and other investments (including derivatives) with similar economic characteristics. This 80% investment policy is a non-fundamental policy and may be changed by the Board without shareholder approval upon providing the Fund’s shareholders with at least 60 days’ prior written notice of any change as required by the rules under the 1940 Act. The term “Investable Assets” refers to the total assets of the Fund (including any assets attributable to money borrowed, including as a result of any preferred shares or notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed, including the liquidation preference of any outstanding preferred shares, and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any Common Shares and preferred shares issued by the Fund. Although the Fund may invest in instruments of any duration or maturity, under normal market conditions, the Fund generally will seek to maintain a weighted average portfolio duration, including the effects of leverage, of approximately three years or less and a weighted average maturity of approximately five years or less. The Fund’s weighted average portfolio duration and/or maturity, however, may be longer at any time or from time to time depending on market conditions.

PGIM Fixed Income Closed-End Funds 235

Other Information (continued)

High yield fixed income instruments that are rated below investment grade (commonly referred to as “junk bonds”) are securities rated Ba1 or lower by Moody’s, BB+ or lower by S&P or Fitch, or comparably rated by another NRSRO, are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and are considered to have a greater vulnerability to default than higher rated securities.

In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently changed to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater loss than if such security had been sold prior to such downgrade.

Below investment grade securities and comparable unrated securities involve substantial risk of loss and are susceptible to default or decline in market value due to adverse economic and business developments. Securities rated in the lower rating categories (Caa1 or lower by Moody’s, CCC+ or lower by S&P or Fitch, or comparably rated by another NRSRO) are subject to high credit risk.

The Fund’s fixed income instruments include bonds, debentures, notes, commercial paper, fixed or variable floating rate instruments, and other similar types of debt instruments, as well as preferred stock, bank loans, participations and assignments, securitized credit investments, structured product securities and related instruments, money market instruments, and derivatives related to or referencing these types of securities and instruments. The Fund may invest in fixed income instruments of companies or governments.

The Fund may invest in junk bonds. Additionally, the Fund may only invest up to 10% of its Investable Assets in high yield instruments rated in the lower rating categories (Caa1 or lower by Moody’s, CCC+ or lower by S&P or Fitch, or comparably rated by another NRSRO), or considered by the Subadviser to be of comparable quality at the time of investment, unless the Subadviser believes that the financial condition of the issuer or the protection afforded to the particular instruments is stronger than would otherwise be indicated by such low ratings. The Fund may invest in issuers who are in default at the time of purchase. Such instruments are subject to very high credit risk.

Duration is a measure of the sensitivity of the price of a security to changes in interest rates. While there is no limit on the remaining maturity or duration of any individual security in which the Fund may invest, the Fund generally will seek to maintain a weighted average portfolio duration, including the effects of leverage (“weighted average portfolio duration”), of approximately three years or less and a weighted average maturity of approximately five years or less. The Fund’s weighted average portfolio duration or weighted average maturity, however, may be longer at any time or from time to time depending on market conditions. The Fund may use derivatives as part of its duration management strategies.

Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates. For example, if a portfolio of fixed income securities has an average duration of four years, its value can be expected to fall about 4% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise about 4% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. By comparison, a debt security’s “maturity” is the date on which the security matures and the issuer is obligated to repay principal. Duration is not necessarily equal to average maturity. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration.

Under normal market conditions, the Fund may invest up to 20% of its Investable Assets in U.S. currency denominated and/or foreign currency denominated fixed income instruments issued by foreign issuers.

Under normal market conditions, the Fund may invest up to 20% of its Investable Assets in fixed income instruments that are rated investment grade (Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or comparably rated by another NRSRO) or are considered by the Subadviser to be of comparable quality.

The Fund is permitted to invest up to 25% of its Investable Assets in derivatives. The Fund’s investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund’s portfolio. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivative instruments will consist primarily of the following instruments and transactions: futures contracts, foreign currency forward contracts, U.S. Treasury swaps, interest rate swaps, credit default swaps on individual securities or groups or indices of securities (including high yield fixed income instruments), options thereon and credit-linked notes. The Fund’s investments in derivatives will be included under the 80% investment policy noted above so long as the underlying assets of such derivatives are based on one or more high yield fixed income instruments.

PGIM Fixed Income Closed-End Funds 237

Other Information (continued)

Investment Restrictions.

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred shares, may not be changed without the approval of the holders of a majority of the Fund’s outstanding common shares of beneficial interest (“Common Shares”). Subsequent to the issuance of a class of preferred shares, the following investment restrictions may not be changed without the approval of a majority of the outstanding Common Shares and of preferred shares, voting together as a class, and the approval of a majority of the outstanding shares of preferred shares, voting separately by class. In each case, a majority of the Fund’s outstanding Common Shares and/or preferred shares, as applicable, for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of (i) 67% of the Common Shares and/or preferred shares, as applicable, represented at a meeting at which more than 50% of such shares are represented or (ii) more than 50% of the outstanding Common Shares and/or preferred shares, as applicable. The Fund may not:

1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “1940 Act Laws, Interpretations and Exemptions”).

2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

5. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in disposing of a portfolio security.

6. Purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Make loans, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

The acquisition of credit instruments, including without limitation, bonds, debentures, repurchase agreements, other debt securities or instruments, or bank loans, participations and assignments or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective and strategies.

For purposes of Investment Restriction 5, a technical provision of the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, the policy set forth in Investment Restriction 5 will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

For purposes of Investment Restriction 7, the Fund may currently lend up to 33 1/3% of the value of its total assets.

Non-Fundamental Investment Restrictions

Although not fundamental, the Fund has the following additional investment restrictions which may be changed by the Board of Trustees without shareholder approval.

The Fund may not:

1. Invest in securities of other investment companies, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

PGIM Fixed Income Closed-End Funds 239

Other Information (continued)

Compliance with any policy, investment restriction or limitation of the Fund that is expressed as a percentage of assets is determined at the time of investment. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Declaration of Trust or By-laws Amendment

There have not been changes in the Fund’s Declaration of Trust or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders since the Fund’s 2023 Annual Report.

PGIM GLOBAL HIGH YIELD FUND, INC.

PGIM HIGH YIELD BOND FUND, INC.

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

Principal Risk Factors

There have been no material changes to the principal risk factors since each Fund’s 2023 Annual Report.

A Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that a Fund will achieve its investment objective.

The following is a summary description of principal risks of investing in each Fund. Each Fund’s risks include, but are not limited to, some or all of the risks discussed below. Different risks may be more significant at different times depending on market conditions. The order of the below risk factors does not indicate the significance of any particular risk factor.

“Covenant-Lite” Risk. Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Credit Risk: This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer, or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Cyber Security Risk: Failures or breaches of the electronic systems of the Fund, the Fund’s manager, subadviser and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

Debt Obligations Risk: Debt obligations are fixed income investments that are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other

PGIM Fixed Income Closed-End Funds 241

Other Information (continued)

party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be elevated. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

PGIM Fixed Income Closed-End Funds 243

Other Information (continued)

Leverage Risk: The Fund may seek to enhance the level of its current distributions to holders of common shares through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions. The Fund may borrow in amounts up to 33 1/3% (as determined immediately after borrowing) of the Fund’s investable assets. The use of leverage can create special risks. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Limited Term and Tender Offer Risk (applicable to SDHY only): In accordance with the Fund’s Declaration of Trust (the “Declaration of Trust”), the Fund intends to terminate as of the close of business on the ninth anniversary of the effective date of the Fund’s initial registration statement, which the Fund currently expects to occur on or about November 30, 2029 (the “Dissolution Date”); provided that the Board may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees (as defined in the Declaration of Trust) then members of the Board (the “75% Requirement”) (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date once for up to six months, which date shall then become the Dissolution Date. Notwithstanding the foregoing, the Board may determine, by a Board Action Vote, to cause the Fund to conduct a tender offer, as of a date within twelve months preceding the Dissolution Date (as may be extended as described above), to all common shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Fund must have at least $200 million of net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each common shareholder; provided that if the number of properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer, and the Fund will terminate as scheduled. If an Eligible Tender Offer is conducted and the number of properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and cause the Fund to have a perpetual existence. Unless the limited term provision of the Declaration of Trust is amended by the Board and the shareholders in accordance with the

Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will terminate on or about the Dissolution Date (subject to possible extension). The Fund is not a so-called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund as its investment objective is not to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the Dissolution Date or in an Eligible Tender Offer, and such investors and investors that purchase shares after the completion of this offering may receive more or less than their original investment upon dissolution or in an Eligible Tender Offer. Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Dissolution Date approaches, and losses due to portfolio liquidation may be significant. The Fund generally considers “illiquid securities” to be securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. During the Wind-Down Period, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy and may not achieve its investment objective. As a result, during the Wind-Down Period, the Fund’s distributions may decrease, and such distributions may include a return of capital. It is expected that common shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s automatic dividend reinvestment plan. However, if on the Dissolution Date the Fund owns securities for which no market exists or securities that are trading at depressed prices, such securities may be placed in a liquidating trust. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Fund could also cause market prices of such instruments, and hence the NAV and market price of the Common Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses. Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objective. The Fund’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Dissolution Date. During such period(s), it is possible that the

PGIM Fixed Income Closed-End Funds 245

Other Information (continued)

Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would otherwise, which may impede the Fund’s ability to achieve its investment objective and adversely impact the Fund’s performance and distributions to common shareholders, which may in turn adversely impact the market value of the Common Shares. In addition, the Fund may be required to reduce its leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund’s distributions to common shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. The Fund does not limit its investments to securities having a maturity date prior to or around the Dissolution Date, which may exacerbate the foregoing risks and considerations. A common shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an Eligible Tender Offer and is also subsequently terminated by or around the Dissolution Date. If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Fund in the investments. Any capital gains recognized on such dispositions, as reduced by any capital losses the Fund realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to common shareholders. Therefore, the Fund’s early disposition of portfolio investments could accelerate the timing of the Fund’s recognition of taxable income and cause the Fund to make taxable distributions to common shareholders earlier than the Fund otherwise would have. The purchase of Common Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering common shareholders. All common shareholders remaining after a tender offer may be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Such reduction in the Fund’s total assets may also cause Common Shares to become thinly traded or otherwise negatively impact secondary trading of Common Shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Common Shares to trade at a wider discount to NAV than it otherwise would. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer. The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve on the Dissolution Date (subject to possible extensions of no more than six months in total). Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval. Thereafter, the Fund will have a perpetual term. The Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated because the Manager would continue to receive management fees on the remaining assets of the Fund while it remains in existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments for any reason, the

PGIM Fixed Income Closed-End Funds 247

Other Information (continued)

Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade order of a given size. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

Recent policy decisions of the U.S. government and governments of foreign countries may increase geopolitical risks that could adversely affect the investment performance of the Fund. These policies have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets. Actions taken by the U.S. government and governments of foreign countries in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests.

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

Risk of Market Price Discount from Net Asset Value: Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities

Portfolio Management

Effective December 10, 2024, Robert Cignarella, Robert Spano, Brian Clapp, Michael Gormally and Brian Lalli of PGIM Fixed Income are primarily responsible for management of each Fund.

PGIM GLOBAL HIGH YIELD FUND, INC.

PGIM HIGH YIELD BOND FUND, INC.

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

Dividend Reinvestment Plan

Unless a common shareholder of SDHY, or a holder of common stock of ISD or GHY (collectively referred to herein as “common shareholders”) elects to receive cash by contacting Computershare Trust Company, N.A, (the “Plan Administrator”), all dividends declared on common shares of SDHY and common stock of ISD and GHY (collectively

PGIM Fixed Income Closed-End Funds 249

Other Information (continued)

referred to herein as “Common Shares”) will be automatically reinvested by the Plan Administrator pursuant to the Funds’ Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. The common shareholders who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date. Otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the common shareholders and may reinvest that cash in additional Common Shares.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s Common Shares are registered. Whenever the Funds declare a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price per Common Share plus per share fees (as defined below) is equal to or greater than the NAV per Common Share (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of shares of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date, provided that, if the NAV per Common Share is less than or equal to 95% of the closing market price per Common Share on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value per Common Share plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. “Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per share purchase price paid by the Plan Administrator for Common Shares may exceed the NAV per Common Share, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in shares of Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the common shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Funds. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per

PGIM Fixed Income Closed-End Funds 251

Other Information (continued)

share fee. If a participant elects to sell his or her Common Shares, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to Common Shares issued directly by the Funds. However, each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to the fees described in the preceding paragraph.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/ investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any Dividend record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry Common Shares and a check for the cash adjustment of any fractional share at the market value per Common Share as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose Dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such Dividends in cash or reinvest them in Common Shares on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Funds upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any Dividend by the Fund.

The Funds reserve the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43006, Providence, RI 02940-3006, by calling (toll-free) (800) 451-6788, or through the Plan Administrator’s website www.computershare.com/investor.

PGIM Fixed Income Closed-End Funds 253

Supplemental Proxy Information

An Annual Meeting of Stockholders of PGIM Global High Yield Fund, Inc. was held on May 21, 2025.

At such meeting, stockholders voted with respect to the election of Class I Directors. The results of the voting are as follows:

Election of Directors Class I	Affirmative Votes Cast	Shares Against/Withheld	Abstained
Ellen S. Alberding	29,874,520	1,387,556	313,324
Stuart S. Parker	30,643,096	601,196	331,108
Brian K. Reid	30,665,552	566,155	343,693

Ellen S. Alberding, Kevin J. Bannon, Scott E. Benjamin, Barry H. Evans, Keith F. Hartstein, Stuart S. Parker, Brian K. Reid and Grace C. Torres continue to serve in their capacities as Directors of the Fund.

Also at the meeting, stockholders voted with respect to the ratification of the selection of PricewaterhouseCoopers LLP (PWC) as independent registered public accountants of the Fund for the fiscal year ended July 31, 2025. The results of the voting are as follows:

	Affirmative Votes Cast	Shares Against/Withheld	Abstained
Ratify the selection of PWC as independent registered public accountants of the Fund for the fiscal year ended July 31, 2025	30,972,795	383,272	219,333

***

An Annual Meeting of Stockholders of PGIM High Yield Bond Fund, Inc. was held on May 21, 2025.

At such meeting, stockholders voted with respect to the election of Class I Directors. The results of the voting are as follows:

Election of Directors Class I	Affirmative Votes Cast	Shares Against/Withheld	Abstained
Ellen S. Alberding	24,302,593	671,505	223,901
Stuart S. Parker	24,675,561	290,374	232,064
Brian K. Reid	24,686,651	287,625	223,723

Ellen S. Alberding, Kevin J. Bannon, Scott E. Benjamin, Barry H. Evans, Keith F. Hartstein, Stuart S. Parker, Brian K. Reid and Grace C. Torres continue to serve in their capacities as Directors of the Fund.

Also at the meeting, stockholders voted with respect to the ratification of the selection of PricewaterhouseCoopers LLP (PWC) as independent registered public accountants of the Fund for the fiscal year ended July 31, 2025. The results of the voting are as follows:

	Affirmative Votes Cast	Shares Against/Withheld	Abstained
Ratify the selection of PWC as independent registered public accountants of the Fund for the fiscal year ended July 31, 2025	24,879,856	153,444	164,699

***

An Annual Meeting of Shareholders of PGIM Short Duration High Yield Opportunities Fund was held on May 21, 2025.

At such meeting, shareholders voted with respect to the election of Class I Trustees. The results of the voting are as follows:

Election of Trustees Class I	Affirmative Votes Cast	Shares Against/Withheld	Abstained
Stuart S. Parker	19,108,415	1,117,337	61,855
Brian K. Reid	19,096,635	1,129,117	61,855

Kevin J. Bannon, Scott E. Benjamin, Barry H. Evans, Keith F. Hartstein, Stuart S. Parker, Brian K. Reid and Grace C. Torres continue to serve in their capacities as Trustees of the Fund.

Also at the meeting, shareholders voted with respect to the ratification of the selection of PricewaterhouseCoopers LLP (PWC) as independent registered public accountants of the Fund for the fiscal year ended July 31, 2025. The results of the voting are as follows:

	Affirmative Votes Cast	Shares Against/Withheld	Abstained
Ratify the selection of PWC as independent registered public accountants of the Fund for the fiscal year ended July 31, 2025	19,585.045	657,965	44,597

PGIM Fixed Income Closed-End Funds 255

Management of the Fund (unaudited)

Information about the Directors of PGIM Global High Yield Fund, Inc. (“GHY”) and PGIM High Yield Bond Fund, Inc. (“ISD”) and the Trustees of PGIM Short Duration High Yield Opportunities Fund (“SDHY”) (collectively referred to herein as “Board Members”), and the Officers of the Funds, is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 101	Formerly, Chief Executive Officer and President, The Joyce Foundation (charitable foundation) ( 2002-2024); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	ISD and GHY: Since 2013 (Class I) (Not a Trustee of SDHY)

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 103	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	ISD, GHY and SDHY: Since Fund Inception (Class II)

PGIM Fixed Income Closed-End Funds

Management of the Fund (continued)

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans 1960 Board Member Portfolios Overseen: 103	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011- 2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005- 2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	ISD and GHY: Since 2017 SDHY: Since Fund Inception (Class III)

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 103	Retired; formerly Member (November 2014- September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019- December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997- 2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003- 2008).	None.	ISD and GHY: Since 2013 SDHY: Since Fund Inception (Class II)

Brian K. Reid 1961 Board Member Portfolios Overseen: 103	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005- 2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	ISD and GHY: Since 2018 SDHY: Since Fund Inception (Class I)

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 103	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999- June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	ISD and GHY: Since 2014 SDHY: Since Fund Inception (Class II)

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member, President & Principal Executive Officer Portfolios Overseen: 103	President, Chief Executive Officer and Officer in Charge (since January 2012) of PGIM Investments LLC; President and Principal Executive Officer (since March 2022) of the PGIM Alternatives Funds and (since January 2012) of the PGIM Retail Funds; formerly Chief Operating Officer for PGIM Investments LLC (January 2012 – January 2024); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute – Board of Governors (since May 2012).	None.	ISD, GHY and SDHY: Since Fund Inception (Class I)

PGIM Fixed Income Closed-End Funds

Management of the Fund (continued)

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 149	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President, Global Product Management and Marketing (since February 2006) of PGIM Investments LLC; Vice President (since March 2022) of the PGIM Alternatives Funds and (since March 2010) of the PGIM Retail Funds; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	ISD, GHY and SDHY: Since Fund Inception (Class III)

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary (since August 2020) of PGIM Investments LLC; Chief Legal Officer (since January 2024) of PGIM DC Solutions LLC, (since July 2022) of the PGIM Alternatives Funds and (since August 2020) of the PGIM Retail Funds, Prudential Annuities Funds, Prudential Mutual Fund Services LLC, and PIFM Holdco, LLC; Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel (since August 2020) of AST Investment Services, Inc.; formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since Fund Inception

Dino Capasso 1974 Chief Compliance Officer	Vice President (since June 2024) of PGIM Investments LLC; Chief Compliance Officer (since July 2024) of the PGIM Retail Funds, Prudential Annuities Funds and PGIM Alternatives Funds; formerly Chief Compliance Officer and Vice President (May 2022 – May 2024) of T. Rowe Price Associates, Inc., T. Rowe Price Investment Management, Inc., and the T. Rowe Price mutual fund complex; formerly Chief Compliance Officer (September 2019 – April 2022) of PGIM Investments LLC and AST Investment Services, Inc. (ASTIS); formerly Chief Compliance Officer (July 2019 – April 2022) of the PGIM Retail Funds and Prudential Annuities Funds and (March 2022 – April 2022) of PGIM Private Real Estate Fund, Inc.; formerly Vice President and Deputy Chief Compliance Officer (June 2017 – September 2019) of PGIM Investments LLC and ASTIS.	Since 2024

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Secretary (since March 2022) of the PGIM Alternatives Funds and (since December 2018) of the PGIM Retail Funds and Prudential Annuities Funds; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential.	Since Fund Inception

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Vice President and Assistant Secretary (since June 2025) of AST Investment Services, Inc.; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds, (since March 2020) of the PGIM Retail Funds and (since March 2019) of the Prudential Annuities Funds; formerly Director and Corporate Counsel (March 2014- September 2018) of Prudential.	ISD and GHY: Since 2020 SDHY: Since Fund Inception

Patrick E. McGuinness 1986 Assistant Secretary	Director and Corporate Counsel (since February 2017) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since June 2020) of the PGIM Retail Funds and Prudential Annuities Funds.	ISD and GHY: Since 2020 SDHY: Since Fund Inception

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Alternatives Funds and (since December 2020) of the PGIM Retail Funds and (since November 2020) of the Prudential Annuities Funds; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	ISD and GHY: Since 2020 SDHY: Since Fund Inception

George Hoyt 1965 Assistant Secretary	Vice President and Corporate Counsel (since September 2023) of Prudential; Assistant Secretary (since March 2024) of the Prudential Annuities Funds, (since December 2023) of the PGIM Retail Funds, and (since September 2023) of the PGIM Alternatives Funds; formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020-2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).	Since 2023

PGIM Fixed Income Closed-End Funds

Management of the Fund (continued)

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Devan Goolsby 1991 Assistant Secretary	Vice President and Corporate Counsel (since May 2023) of Prudential; Assistant Secretary (since March 2024) of the Prudential Annuities Funds, (since December 2023) of the PGIM Retail Funds and (since September 2023) of the PGIM Alternatives Funds; formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).	Since 2023

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Investment Operations (since November 2018) of PGIM Investments LLC; Chief Financial Officer (since March 2023) of the PGIM Retail Funds and Prudential Annuities Funds and (since July 2022) of the PGIM Alternatives Funds; formerly Treasurer and Principal Financial Officer (January 2019 – March 2023) of the PGIM Retail Funds and Prudential Annuities Funds; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	ISD and GHY: Since 2019 SDHY: Since Fund Inception

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Credit Income Fund,(since March 2023) of the PGIM Retail Funds, and (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Rock ETF Trust, (since September 2022) of the PGIM Private Credit Fund and (since October 2019) of the Prudential Annuities Funds; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2013-2017) within PGIM Investments Fund Administration.	ISD and GHY: Since 2019 SDHY: Since Fund Inception

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; Assistant Secretary (since April 2014) of the PGIM Retail Funds and Prudential Annuities Funds; formerly Assistant Treasurer (December 2007– February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	ISD and GHY: Since 2014 SDHY: Since Fund Inception

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Secretary (since October 2019) of the PGIM Retail Funds and Prudential Annuities Funds; formerly Director (2007-2017) within PGIM Investments Fund Administration.	ISD and GHY: Since 2019 SDHY: Since Fund Inception

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Rock ETF Trust, (since March 2023) of the Prudential Annuities Funds, and (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund, (since March 2022) of the PGIM Private Real Estate Fund, Inc., and (since October 2019) of the PGIM Retail Funds; formerly Director (2011-2017) within PGIM Investments Fund Administration.	ISD and GHY: Since 2019 SDHY: Since Fund Inception

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of the PGIM Retail Funds and Prudential Annuities Funds and (since March 2022) of the PGIM Alternatives Funds; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since 2023

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include:

•

The “PGIM Retail Funds” (currently consisting of the PGIM Retail Mutual Funds, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund);

•	The “Prudential Annuities Funds” (currently consisting of The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust); and
•	The “PGIM Alternatives Funds” (currently consisting of PGIM Rock ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, and PGIM Credit Income Fund).
•	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Fixed Income Closed-End Funds

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM High Yield Bond Fund, Inc. (the “Fund”) consists of eight individuals, six of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, two Investment Committees, the Compliance Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”) and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 2 and 11-12, 2025 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2026, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other funds in relevant peer universes and peer groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve an agreement with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular and special Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

PGIM Fixed Income Closed-End Funds

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The Board considered the approval of the agreements for the Fund as part of its consideration of agreements for multiple funds, but its approvals were made on a fund-by-fund basis.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of accounting oversight, fund recordkeeping, compliance and other services to the Fund, such as PGIM Investments’ role as administrator for the Fund’s liquidity risk management program and as valuation designee. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, respectively, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and the sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory agreement and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information

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pertaining to PGIM Investments’, PGIM Fixed Income’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM and the sub-subadvisory services provided to the Fund by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations of direct and indirect costs, and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PGIM Investments realizes economies of scale as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board noted that, while the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

PGIM Fixed Income Closed-End Funds

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and ten-year periods ended December 31, 2024.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2024. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable funds in a peer group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the Peer Universe, which was used to consider performance, and the peer group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of fund data. In certain circumstances, PGIM Investments also provided supplemental peer universe or peer group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the peer universe, actual management fees with the peer group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the peer group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one-, five- and ten-year periods, and underperformed its benchmark index over the three-year period.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Global High Yield Fund, Inc. (the “Fund”) consists of eight individuals, six of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, two Investment Committees, the Compliance Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 2 and 11-12, 2025 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2026, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

PGIM Fixed Income Closed-End Funds

Approval of Advisory Agreements (continued)

In advance of the meetings, the Board requested and received materials relating to the agreements and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other funds in relevant peer universes and peer groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve an agreement with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular and special Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The Board considered the approval of the agreements for the Fund as part of its consideration of agreements for multiple funds, but its approvals were made on a fund-by-fund basis.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, the provision of accounting oversight, fund recordkeeping, compliance and other services to the Fund, such as PGIM Investments’ role as the administrator for the Fund’s liquidity risk management program and as valuation designee. With respect to PGIM

Visit our website at pgim.com/investments

Investment’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory agreement and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income and the sub-subadvisory services provided to the Fund by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations of direct and indirect costs, and the adviser’s capital structure and cost of capital. Taking these factors into

PGIM Fixed Income Closed-End Funds

Approval of Advisory Agreements (continued)

account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that, while the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PGIM Investments, PGIM Fixed Income and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included benefits to its reputation or other intangible benefits resulting from PGIM Investments association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and ten-year periods ended December 31, 2024.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2024. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM

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Investments to other funds and the fee charged by other advisers to comparable funds in a peer group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the peer universe, which was used to consider performance, and the peer group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of fund data. In certain circumstances, PGIM Investments also provided supplemental peer universe or peer group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the peer universe, actual management fees with the peer group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the peer group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one-, five- and ten-year periods, and underperformed its benchmark index over the three-year period.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Fixed Income Closed-End Funds

Approval of Advisory Agreements (continued)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Short Duration High Yield Opportunities Fund (the “Fund”) consists of seven individuals, five of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, two Investment Committees, the Compliance Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”) and PGIM Limited (“PGIML”). PGIM Fixed Income and PGIML are collectively referred to herein as the “subadviser.” In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 2 and 11-12 , 2025 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2026, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other funds in relevant peer universes and peer groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve an agreement with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular and special Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

Visit our website at pgim.com/investments

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, through its PGIM Fixed Income unit, and PGIML, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment. The Board considered the approval of the agreements for the Fund as part of its consideration of agreements for multiple funds, but its approvals were made on a fund-by-fund basis.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of accounting oversight, fund recordkeeping, compliance and other services to the Fund, such as PGIM Investments’ role as administrator for the Fund’s liquidity risk management program and as valuation designee. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, respectively, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and the sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory agreement and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s and PGIML’s organizational

PGIM Fixed Income Closed-End Funds

Approval of Advisory Agreements (continued)

structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM and the sub-subadvisory services provided to the Fund by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations of direct and indirect costs, and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PGIM Investments realizes economies of scale as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board noted that, while the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

Visit our website at pgim.com/investments

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2024. The Board considered that the Fund commenced operations on November 25, 2020 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2024. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable funds in a peer group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the peer universe, which was used to consider performance, and the peer group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of fund data. In certain circumstances, PGIM Investments also provided supplemental peer universe or peer group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the peer universe, actual management fees with the peer group (which reflect the

PGIM Fixed Income Closed-End Funds

Approval of Advisory Agreements (continued)

impact of any subsidies or fee waivers), and net total expenses with the peer group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	1st Quartile	N/A	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed over the three-year period.

●	The Board considered that the Fund commenced operations on November 25, 2020 and that longer-term performance was not yet available.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

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US Consumer Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will disclose your personal information within Prudential and your right to opt out of such disclosing.

Protecting Your Personal Information

We maintain physical, electronic, and procedural safeguards to protect your personal information. The people authorized to access your personal information need it to do their jobs, and we require that they keep your information secure and confidential.

Personal Information We Collect

We collect your personal information from you, such as when you fill out applications and other forms, when you visit or enter personal details on our websites, when you respond to our emails, and when you provide information over the telephone. We also collect personal information about you that others give to us. Collectively, this personal information includes, for example:

●	Name
●	Address, email address, telephone number, and other contact information
●	Employment and occupation, demographic, income, and financial information
●	Government ID
●	Transaction history
●	Medical information for insurance applications & products
●	Consumer reports from consumer reporting agencies
●	Participant information from organizations that purchase products or services from us for the benefit of their members or employees
●	Video and audio recordings, and biometric data
●	Information gathered from your internet or network activity
●	Information gathered as part of internal investigations

Using Your Information

We use your personal information for various business purposes, including:

●	Normal everyday business purposes, such as providing services to you and administrating your account or policy
●	Strategic planning and effectuating certain business relationships and partnerships
●	Business research and analysis
●

Data analytics, modeling (such as predictive modeling), the deployment of automated tools, and in certain instances, artificial intelligence in accordance with applicable law or other regulatory guidance

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

D6021	Privacy Ed 1/2025

●	Marketing products and services of Prudential and other companies that may interest you
●	Detecting and preventing identity theft, fraud, or misuse of your accounts
●	As required by law

Disclosing Your Information

We may disclose your personal information, including information about your transactions and experiences:

●

Among Prudential companies and with other non-Prudential companies that perform services for us or on our behalf for our everyday business purposes, such as providing services to you, administering your account or policy, and marketing products and services of Prudential and other companies that may interest you.

●

As necessary in connection with business operations, limited information may be disclosed to certain business partners and their service providers in order to effectuate and manage business partnerships.

●	With another financial institution if you agree that your account or policy can be transferred to that company.
●	As permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.
●

For those customers who have one of our products through a plan sponsored by an employer or other organization, we will disclose your personal information in a manner consistent with the terms of the plan agreement or consistent with our agreement with you.

●

We may also disclose consumer report information among Prudential companies, which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. You can limit this disclosing by following the instructions described in this notice.

Unless you agree otherwise, we do not disclose your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information. We will not disclose your phone number with non-Prudential companies for the purposes of text messaging. Only Prudential companies who have obtained your prior express written consent will be able to contact you via text messaging.

Note: PGIM, Inc. and its affiliates comprising Prudential’s global investment management businesses do not sell or share Personal Information. PGIM does disclose information internally and with certain third parties. These third parties are our business partners and contractors, and they are bound by contracts, agreements, and monitoring to ensure that your data is treated with utmost protection and respect. Each third-party is carefully vetted, to ensure that they have adequate protection in place to protect your data before we agree to work with them.

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

D6021	Privacy Ed 1/2025

Limiting Our Sharing – Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

●	Visit us online at: https://www.prudential.com/links/privacy-center.
●	Call us at: 1-877-248-4019

Note that you are not able to limit our ability to disclose your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions?

If you have any questions or concerns about how we protect, use, and disclose your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019. We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

Prudential companies include the following:

Insurance Companies and Insurance Company Separate Accounts: The Prudential Insurance Company of America; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Legacy Insurance Company of New Jersey; Insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential or Pruco (except for insurance company separate accounts sponsored by Prudential Retirement Insurance and Annuity Company (PRIAC), which were transferred to Empower as part of the sale of PRIAC to Empower Annuity Insurance Company of America and are no longer affiliated with Prudential)

Insurance Agencies: Prudential Insurance Agency, LLC;

Broker-Dealers and Registered Investment Advisers: AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; PGIM Investments LLC; PGIM Private Placement Investors, L.P.; Prudential Select Strategies LLC; PGIM Quantitative Solutions LLC; Jennison Associates LLC; PGIM Custom Harvest LLC; ; PGIM DC Solutions, LLC ; PGIM Multi-Asset Solutions, LLC, PGIM Real Estate Advisors LLC; Deerpath Capital Management LP; Montana Capital Partners AG

Bank and Trust Companies: Prudential Trust Company

Investment Companies and Other Investment Vehicles: PGIM Funds; Prudential Insurance Funds; All funds that include the following names: Prudential, PCP, PGIM, PEP, PCEP, or PSLO

Other Companies: Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC; PGIM Real Estate Finance, LLC

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

D6021	Privacy Ed 1/2025

Vermont Residents: We will not disclose information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

D6021	Privacy Ed 1/2025

∎ MAIL Computershare P.O. Box 43078 Providence, RI 02940-3078	∎ MAIL (OVERNIGHT) Computershare 150 Royall Street Suite 101 Canton, MA 02021	∎ TELEPHONE (800) 451-6788 ∎ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Directors or Trustees (as applicable) of each Fund has delegated to the Fund’s subadviser(s) the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS/TRUSTEES Ellen S. Alberding (GHY and ISD)● Kevin J. Bannon ● Scott E. Benjamin ● Barry H. Evans ● Keith F. Hartstein ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Dino Capasso, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● George Hoyt, Assistant Secretary ● Devan Goolsby, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISER(S)	PGIM Fixed Income	655 Broad Street
Newark, NJ 07102

	PGIM Limited (SDHY only)	Grand Buildings, 1-3 Strand
Trafalgar Square
London, WC2N 5HR
United Kingdom

CUSTODIAN	The Bank of New York	240 Greenwich Street
	Mellon	New York, NY 10286

TRANSFER AGENT	Computershare Trust	P.O. Box 43078
	Company, N.A.	Providence, RI 02940-3078

INDEPENDENT REGISTERED	PricewaterhouseCoopers	300 Madison Avenue
PUBLIC ACCOUNTING FIRM	LLP	New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue
New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS/TRUSTEES

Shareholders can communicate directly with the Board of Directors or Trustees (as applicable) by writing to the Chair of the Board, PGIM Global High Yield Fund Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund, PGIM Investments, Attn: Board of Directors or Trustees (as applicable), 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director/Trustee by writing to that Director/Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

CERTIFICATIONS

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Funds have also included the certifications of the Funds’ Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Funds’ Form N-CSR filed with the Commission, for the period of this report.

An investor should consider the investment objectives, risks, charges, and expenses of a Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares at market prices.

PGIM INVESTMENTS

PGIM FIXED INCOME CLOSED-END FUNDS

Fund	NYSE	CUSIP
PGIM Global High Yield Fund, Inc.	GHY	69346J106
PGIM High Yield Bond Fund, Inc.	ISD	69346H100
PGIM Short Duration High Yield Opportunities Fund	SDHY	69355J104

PICE1000E

(b)	Copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule – Not applicable.

Item 2 – Code of Ethics – See Exhibit (a) (1) of Item 19

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended July 31, 2025 and July 31, 2024, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $50,085 and $47,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal years ended July 31, 2025 and July 31, 2024: none.

(c)	Tax Fees

For the fiscal years ended July 31, 2025 and July 31, 2024: none.

(d)	All Other Fees

For the fiscal years ended July 31, 2025 and July 31, 2024: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related project

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended July 31, 2025	Fiscal Year Ended July 31, 2024
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2025, and July 31, 2024 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Grace C. Torres (chair), Barry H. Evens, Brian K. Reid, and Keith F. Hartstein.

Item 6 –	Investments – The registrant’s Schedule of Investments is included in the financial statements filed under Item 1 of this Form.

Item 7 – Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not applicable.

Item 8 – Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not applicable.

Item 9 – Proxy Disclosures for Open-End Management Investment Companies – Not applicable.

Item 10 – Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not applicable.

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – Included as part of the report to stockholders filed under Item 1 of this Form.

Item 12 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

PROXY VOTING POLICIES OF THE SUBADVISER

VOTING APPROACH OF PGIM ASSET MANAGEMENT UNITS

PGIM Fixed Income. PGIM Fixed Income is a business unit of PGIM. PGIM Fixed Income’s policy is to vote proxies in the best interests of its clients. In the case of pooled accounts, the policy is to vote proxies in the best interests of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Fixed Income’s judgment of how to further the best interests of its clients through the shareholder or debt-holder voting process.

PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. PGIM Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by PGIM Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, PGIM Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-U.S. holdings, PGIM Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. PGIM Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best interests of its clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of PGIM Fixed Income. When PGIM Fixed Income identifies an actual or potential material conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments. Proxy voting is reviewed by the trade management oversight committee.

Any client may obtain a copy of PGIM Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.

Item 13 – Portfolio Managers of Closed-End Management Investment Companies –

As of July 31, 2025, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Robert Cignarella, CFA, is a Managing Director and Head of U.S. High Yield for PGIM Fixed Income. Mr. Cignarella is also the co-Head of the Global High Yield Strategy. Prior to joining the Firm in 2014, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management. He also held positions as a high yield portfolio manager and a high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.

Brian Clapp, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s U.S. High Yield Team. Mr. Clapp was previously a senior high yield credit analyst on the Credit Research team. He joined the Firm in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond-based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in Finance from Bryant College, an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.

Michael Gormally is a Vice President, and portfolio manager and trader for PGIM Fixed Income’s U.S. High Yield Bond Team. Previously, he was an Analyst in the Portfolio Analysis Group, where he managed a team of portfolio analysts dedicated to High Yield. He was responsible for the monitoring of daily risk and positioning, along with the implementation of portfolio management trading tools and performance attribution models. Before joining the Firm in 2014, Mr. Gormally was a credit analyst at BNY Mellon. Mr. Gormally received a BA in Economics from Johns Hopkins University and an MBA from the University of Notre Dame.

Brian Lalli is a Principal and portfolio manager for PGIM Fixed Income’s U.S. High Yield Bond Team. Previously, Mr. Lalli was a credit analyst for PGIM Fixed Income’s U.S. Leveraged Finance Credit Research team. Prior to joining the Firm in 2020, Mr. Lalli was a Director at Barclays, covering several high yield and investment grades sectors as a senior credit analyst since 2010. Mr. Lalli received a BS in Business and Technology and a minor in Economics from Stevens Institute of Technology.

Robert Spano, CFA, CPA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s U.S. High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in the Credit Research Group, covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of the Firm’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the

University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Other Accounts Managed by the Portfolio Managers. The following tables set forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of July 31, 2025.

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface. In addition is information about portfolio manager ownership of Fund securities. The Ownership of Fund Securities column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager.

Portfolio Managers	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/Total Assets	Other Accounts/Total Assets	Fund Ownership

Robert Cignarella, CFA	11 / $31,850,993,043	9 / $8,488,751,933	44 / $15,321,318,826	$500,001 - $1,000,000

	0 / $0	1 / $436,779,648	4 / $1,324,445,809

Brian Clapp, CFA	10 / $29,464,194,076	9 / $8,488,751,933	44 / $15,321,318,826	None

	0 / $0	1 / $436,779,648	4 / $1,324,445,809

Michael Gormally	10 / $29,464,194,076	9 / $8,488,751,933	44 / $15,321,318,826	None

	0 / $0	1 / $436,779,648	4 / $1,324,445,809

Brian Lalli	10 / $29,464,194,076	9 / $8,488,751,933	44 / $15,321,318,826	None

	0 / $0	1 / $436,779,648	4 / $1,324,445,809

Robert Spano, CFA, CPA	10 / $29,464,194,076	9 / $8,488,751,933	44 / $15,321,318,826	None

	0 / $0	1 / $436,779,648	4 / $1,324,445,809

Compensation and Conflicts Disclosure:

COMPENSATION. The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. PGIM Fixed Income is allocated an overall incentive pool based on the investment and financial performance of the business. Incentive compensation for investment professionals, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters, and its compliance risk management and other policies, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

The PGIM Fixed Income unit within PGIM Limited (“PGIM Fixed Income (U.K.)”) has adopted a remuneration policy in relation to activities conducted through the entities authorized and regulated by the FCA in the United Kingdom. The remuneration policy is intended to be compliant with the United Kingdom’s Investment Firms Prudential Regime (“IFPR”) and governs the remuneration of PGIM Fixed Income (U.K.) staff and “material risk takers” of PGIM Fixed Income (U.K.) including those that are based outside the United Kingdom

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:

•	business initiatives;

•	the number of investment professionals receiving a bonus and related peer group compensation;

•	financial metrics of the business relative to those of appropriate peer groups; and

•	investment performance of portfolios: relative to appropriate peer groups; and/or as measured against relevant investment indices.

Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. The long-term incentive plan is intended to align compensation with investment performance. The targeted long-term incentive plan is intended to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of the particular alternative investment strategies or commingled investment vehicles they manage. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based (as applicable) on the performance of either a composite of particular alternative investment strategies or a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. In addition, PGIM Fixed Income may, in the future, grant carried interest awards which would allow certain investment professionals to receive a portion of the carried interest or other performance-related remuneration related to an investment vehicle or mandate The CEO of PGIM Fixed Income also receives performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc. Each of the restricted stock, grants under the long-term incentive plans, and performance shares is subject to vesting requirements.

CONFLICTS OF INTEREST. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:

-	elimination of the conflict;
-	disclosure of the conflict; or
-	management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.

●

Performance Fees – PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates have an incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

●

Affiliated accounts – PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income could be considered to have a financial incentive to prefer accounts of affiliates over others. Additionally, at times, PGIM Fixed Income’s affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product and possibly earn a higher return for our affiliate. Additionally, PGIM Fixed Income’s affiliated investment advisers from time to time allocate their asset allocation clients’ assets to PGIM Fixed Income. PGIM Fixed Income has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates.

●

Larger accounts/higher fee strategies - larger accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income (or which it believes would generate more revenue in the future).

●

Long only and long/short accounts - PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. As a result, there are times when PGIM Fixed Income sells a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/short accounts. Consequently, PGIM Fixed Income has conflicts of interest in determining the timing and direction of investments.
●

Securities of the same kind or class - PGIM Fixed Income sometimes buys or sells, or direct or recommend that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. There are times when PGIM Fixed Income executes trades in securities of the same kind or class in one direction for an account and in the opposite direction for another account, or it determines not to trade securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM Fixed Income views or treats a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.

●

Investment at different levels of an issuer’s capital structure— There are times when PGIM Fixed Income invests client assets in the same issuer, but at different levels in the issuer’s capital structure. This could occur, for instance, when a client holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer. Additionally,, PGIM Fixed Income may invest client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) while simultaneously investing one or more clients in different classes or tranches of securities within the same vehicle. These different securities can have varying voting rights, dividend or repayment priorities, rights in bankruptcy, or other features that conflict with one another. In some cases particularly with private securitized products and asset-based finance investments where clients own all or a significant portion of the outstanding securities or obligations PGIM Fixed Income has, input regarding the characteristics and the relative rights and priorities of the various classes or tranches.

When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. There will be times where PGIM Fixed Income refrains from taking certain actions (including participating in workouts and restructurings) or making investments on behalf of certain clients or where PGIM Fixed Income determine to sell investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing (or similar) conflicts of interest will be resolved or managed on a case-by-case basis (including, where determined to be required, by escalating matters to, and seeking direction and guidance from, senior management). Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.

●

Financial interests of investment professionals - PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including exchange-traded funds (“ETFs”), mutual funds, private funds and (through a retirement plan) collective investment trusts. PGIM Fixed Income may also provide financing to facilitate the investment by its investment professional in certain of its private funds. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan are affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals have financial interests in accounts managed by PGIM Fixed Income and/or that are related to the performance of certain client accounts.

●

Non-discretionary/limited discretion accounts - PGIM Fixed Income provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa. Furthermore, a non-discretionary/limited discretion client may not be able to participate in trades if there is a delay in receiving such client’s direction or consent. In some cases, when such a client requests additional information prior to giving its direction or consent, PGIM Fixed Income is prohibited from sharing information because, for example, the information is non-public.

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Co-Investments - From time to time, PGIM Fixed Income offers certain entities (“Co-Investors”) co-investment opportunities, in which these Co-Investors will be offered the opportunity to participate directly in certain investments that PGIM Fixed Income is making for their clients (including funds that they manage). Co-investment opportunities may be offered to current clients, investors in PGIM Fixed Income funds or other third parties. Except to the extent a client or investor has entered into an agreement pursuant to which PGIM Fixed Income has granted such client or investor a right with respect to co-investment opportunities, clients and investors should be aware that they have no such right and should not expect that they will be offered any co-investment opportunities.

Generally, PGIM Fixed Income’s decision to grant co-investment rights will be based on the expectation of a commercial benefit to PGIM Fixed Income from a potential Co-Investor, such as increased management fees or other compensation resulting from a continued, increased or future investment in funds or accounts PGIM Fixed Income manages by such potential Co-Investor. Other factors PGIM Fixed Income may consider in deciding whether or not to grant co-investment rights may include: (i) whether a potential Co-Investor has demonstrated, or has the potential to demonstrate, a long-term and/or continuing commitment to the potential success of its firm or products; (ii) their assessment of a potential Co-Investor’s ability to timely execute and fund co-investment opportunities; (iii) whether a potential Co-Investor has a history of successfully participating in co-investment programs; and (iv) the overall strategic value to PGIM Fixed Income of offering a co-investment opportunity to such potential Co-Investor.

PGIM Fixed Income may grant co-investment opportunities to Co-Investors on terms and conditions that are more favorable than those of its other clients and investors. For example, such terms may include:

o	Management fees and/or incentive compensation (including carried interest) that is reduced or waived;
o	Rights to participate in follow-on investments; and
o

With respect to investments held by Co-investors, rights to be notified of sales of the same or similar investments by their other clients and rights to participate alongside such clients in the sale of investments held by Co-investors.

Co-investment opportunities will be offered to Co-Investors irrespective of whether the available investment opportunity exceeds the aggregate appetite of PGIM Fixed Income’s other client accounts for such investment. Accordingly, the participation of a Co-Investor will, under some circumstances, reduce the amount of the investment opportunity available to PGIM Fixed Income’s other clients. This presents a conflict of interest in allocating investment opportunities because PGIM Fixed Income can be considered to have the incentive to allocate a greater portion of an investment opportunity to a Co-Investor than they otherwise would because of the potential commercial benefit to them from the co-investment relationship.

How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures reasonably designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

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Each quarter, one or both of PGIM Fixed Income’s co-chief investment officers hold a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. During these meetings, they review and discuss the investment performance and performance attribution for client accounts managed in the strategy. These meetings generally are also attended by the CEO of PGIM Fixed Income, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.

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In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade allocation policy. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: number of new issues allocated in the strategy; size of new issue allocations to each portfolio in the strategy; profitability of new issue transactions; portfolio turnover; and metrics related to large trade activity, which includes block trades. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

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PGIM Fixed Income has procedures that specifically address conflicts related to its side-by-side management of certain long/short and long only portfolios. These procedures are designed to address potential conflicts that could arise from differing positions across accounts, including situations where one account holds a long position in a security while another holds a short position. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to PGIM Fixed Income’s Affiliations. As a business unit of PGIM, Inc., an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-

dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

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Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests client assets in funds that it manages or sub-advises for one or more affiliates. In choosing to invest client assets in such affiliated funds, PGIM Fixed Income could be considered to have a financial incentive to prefer investing client assets in such funds instead of in funds, investments or products managed or sponsored by parties that are not affiliated with PGIM Fixed Income. Investments in affiliated funds may, for example, benefit PGIM Fixed Income and/or its affiliates through increasing assets under management and/or fees. Under certain conditions, PGIM Fixed Income may offset, rebate or otherwise reduce its fees or other compensation with respect to investments in affiliated funds; however, this offset, reduction or rebate, if available, will not necessarily eliminate conflicts, as PGIM Fixed Income could nevertheless be considered to have a financial incentive to favor investing client assets in affiliated funds (because, for example, the fee applicable to the affiliated fund is higher than the amount of any fee waiver, investing in such funds would increase assets under management of such funds or could be viewed as being undertaken solely for the purposes of supporting the commercial growth of PGIM Fixed Income or its affiliates’ funds, products or lines of business). Further, if PGIM Fixed Income’s affiliates provide initial funding to or otherwise invest in affiliated funds, PGIM Fixed Income is incentivized to invest client assets in such funds in order to facilitate the redemption of all or part of its affiliates’ interest in such affiliated fund. PGIM Fixed Income also invests cash collateral from securities lending transactions in some of these funds. These investments benefit PGIM Fixed Income and/or its affiliate through increasing assets under management and/or fees.

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Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM Fixed Income has arrangements where PGIM Fixed Income compensates affiliated parties for client referrals. PGIM Fixed Income also has arrangements with an affiliated entity or person which provide for payments to an affiliate if certain investments by others are made in certain of PGIM Fixed Income’s products or if PGIM Fixed Income establishes certain other advisory relationships. These investments benefit both PGIM Fixed Income and its affiliates through increasing assets under management and fees.

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Conflicts Related to Co-investment by Affiliates. PGIM Fixed Income affiliates provide initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provide “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.

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The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

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In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

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PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.

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Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM Fixed Income’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management, including of long only and long/short accounts.

Conflicts Related to Financial Interests and the Financial Interests of Affiliates

Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:

●	PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.

●	PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.

●	PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.

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PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts. For example:

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Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at different levels of an issuer’s capital structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.

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To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.

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Certain of PGIM Fixed Income’s affiliates’ directors or officers are directors or officers of issuers in which PGIM Fixed Income invests from time to time. These issuers could also be service providers to PGIM Fixed Income or its affiliates.

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PGIM Fixed Incomes has an internal arrangement outlining the respective areas of investment focus of its business and the business of an asset management affiliate. This arrangement aims to streamline sourcing and provide clarity by specifying the types of investments that each affiliate may pursue in areas of potential overlap (for instance, certain segments of the private credit market). As a result of this arrangement, there will be certain potentially beneficial investment opportunities that PGIM Fixed Income will decline to pursue for its clients.

●	In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client, under the circumstances.

Conflicts Arising Out of Legal and Regulatory Restrictions.

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At times, PGIM Fixed Income is restricted by law, regulation, executive order, contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts.

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In certain instances, PGIM Fixed Income’s ability to buy or sell or transact for one or more client accounts will be constrained as a result of its voluntary or involuntary receipt of material non-public information (“MNPI”), various insider trading laws and related legal requirements. For example, PGIM Fixed Income would generally be unable to invest in, divest securities of or share investment analyses regarding companies or other securities issuers for which it possesses MNPI, and such inability (which could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in it being unable to buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients.

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PGIM Fixed Income faces conflicts of interest in determining whether to accept MNPI. For example, PGIM Fixed Income has sought with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving MNPI about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other accounts and lenders. Conversely, PGIM Fixed Income has chosen to receive MNPI about certain borrowers/issuers for its clients that invest in bank loans, securities, or private debt instruments, which has restricted its ability to trade in other securities of the borrowers/issuers for its clients that invest in corporate bonds or other public securities.

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PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. These aggregated holdings are centrally tracked and PGIM Fixed Income or Prudential Financial can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded. In some cases, these restrictions or sales could have an adverse impact on client account performance.

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Legal and regulatory constraints may limit certain client accounts from participating in specific investment transactions with others. Consequently, PGIM Fixed Income might allocate these opportunities in a manner that excludes some accounts, even if they could benefit. While this could impact the performance of affected accounts and create a conflict of interest, PGIM Fixed Income is committed to its allocation policy which is to seek to distribute investment opportunities fairly and equitably over time.

Conflicts Related to Investment Consultants. Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.

PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.

Other interactions PGIM Fixed Income has with investment consultants include the following:

●	it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;
●	it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;
●	it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and
●	it sometimes pays for the opportunity to participate in conferences organized by investment consultants.

PGIM Fixed Income will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.

A client’s relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA) can be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.

Conflicts Related to Service Providers. PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or sub-advises. Some service providers provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and negotiate rates in the context of the overall relationship. PGIM Fixed Income can benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain or maintain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.

Conflicts Related to Valuation and Fees.

When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when it makes recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to provide higher valuations. PGIM Fixed Income has valuation policies and procedures that it believes mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. This conflict generally does not exist and is further mitigated or eliminated in circumstances where fees are calculated from custodian and/or administrator pricing and not PGIM Fixed Income’s internal valuations.

Conflicts Related to Securities Lending and Reverse Repurchase Fees.

In certain cases, when PGIM Fixed Income manages a client account and also serves as securities lending agent and/or engages in reverse repurchase transactions for the account, PGIM Fixed Income is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account. In cases where PGIM Fixed Income is compensated in this manner, it could be considered to have an incentive to invest in securities that would generate higher securities lending and reverse repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM Fixed Income is acting as securities lending agent and providing reverse repurchase services for the same client, PGIM Fixed Income may be incented to select the option that generates higher proceeds for itself.

Conflicts Related to Long-Term Compensation. As a result of the long-term incentive plan (and any future carried interest grants) and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. Further, for certain PGIM Fixed Income investment professionals, participation interests in the targeted long-term incentive plan constitute a significant percentage of their total long-term compensation. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, one or both of PGIM Fixed Income’s co-chief investment officers review performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy. These quarterly investment strategy review meetings generally are also attended by the CEO of PGIM Fixed Income, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.

Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

Conflicts Related to Employee/Investment Professional Trading. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.

Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – None

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 18 –	Recovery of Erroneously Awarded Compensation – Not applicable.

Item 19 –	Exhibits

(a)(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.
(a)(2)	Policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 – Not applicable.
(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.CERT.
(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – Not applicable.
(a)(5)	Change in the registrant’s independent public accountant – Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM Short Duration High Yield Opportunities Fund

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	September 19, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 19, 2025

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	September 19, 2025